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                                                                    EXHIBIT 10.1

THIS FACILITY AGREEMENT is dated 20 February, 2001 and amended and restated on 24 September, 2001

BETWEEN:

(1) POLSKA TELEFONIA CYFROWA SP. Z O.O., a company registered in the National Court Register under the number 0000029159 ( the "Borrower");

(2)   THE GUARANTORS listed in Schedule B;

(3) DEUTSCHE BANK AG LONDON ("DBAG"), DEUTSCHE BANK POLSKA S.A. ("DB Polska") and DRESDNER BANK LUXEMBOURG S.A. ("Dresdner") as lead arrangers (each a "Lead Arranger" and, collectively, the "Lead Arrangers");

(4)   THE BANKS listed in Schedule A;

(5)   DB POLSKA as security agent for the Banks (the "Security Agent"); and

(6)   DEUTSCHE  BANK  LUXEMBOURG  S.A.  as  facility  agent for the  Banks  (the
      "Agent").

IT IS AGREED as follows:

1.    INTERPRETATION

1.1   Defined Terms:

      In this Agreement:

      "Accession Document"

      means an agreement substantially in the form of Schedule I pursuant to which a Principal Member of the Group becomes a Guarantor.

      "Accounting Period"

      in relation to any person means any period of approximately three months (ending on the last day in March, June, September and December of each year) or one year ending on the last day in December for which Accounts of such person are required to be delivered pursuant to this Agreement.

      "Accounting Principles"

      means:

      (a) in the case of the Accounts of the Borrower and the Group, the IAS on which the preparation of the Original Borrower Accounts was based; and

      (b) in the case of the Accounts of each Principal Member of the Group (other than the Borrower), the IAS or the accounting principles and practices generally accepted in the jurisdiction of incorporation of such person.


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      "Accounts"

      means from time to time:

      (a) the latest audited consolidated annual accounts of the Group so far as concerns the annual period ending 31st December, 1999 and each annual period thereafter;

      (b) the latest audited annual accounts of each Principal Member of the Group; and

      (c) the latest unaudited quarterly consolidated financial statements of the Group or so far as concerns each quarter ending 30th September, 2000 and thereafter the latest unaudited quarterly consolidated financial statements of the Group, delivered or required to be delivered to the Agent pursuant to this Agreement, or such of those accounts as the context requires.

      "Acquisition"

      means the acquisition directly or indirectly (whether by one transaction or by a series of related transactions) of any interest whatsoever in the share capital (or equivalent) or the business or undertaking (including without limitation, any franchise rights) or assets constituting a separate business or undertaking of any person.

      "Additional Costs Rate"

      means, in relation to an Advance or unpaid sum owing to a bank, the rate per annum notified by any Bank to the Agent to be the cost to that Bank of compliance with all reserve asset, liquidity or cash margin or other like requirements of the Bank of England, the Financial Services Authority, the European Central Bank or any other applicable monetary, regulatory, supervisory or other authority (other than the National Bank of Poland) in relation to that Advance or unpaid sum and which in the case of the Bank of England and the Financial Services Authority shall be determined in accordance with Schedule G (Additional Costs Rate).

      "Additional Debt Amount"

      means,  at any time, an amount equal to the Euro  Equivalent of the sum of
      (a)  (euro)450,000,000  and  (b) the  amount  by  which  (euro)700,000,000 exceeds the sum of (i) the "Total Commitments" under, and as defined in, the Main Facility Agreement at such time and (ii) the Total Commitments at such time.

      "Advance"

      means:

      (a) when designated "Tranche A", the principal amount of each borrowing under this Agreement from the Tranche A Commitments;

      (b) when designated "Tranche B", the principal amount of each borrowing under this Agreement from the Tranche B Commitments; and

      (c) without any such designation, a Tranche A Advance or Tranche B Advance as the context requires;

      or, in each case, the principal amount of such borrowing outstanding from time to time, as the context requires.


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      "Affiliate"

      means, as to any person, any other person that, directly or indirectly controls, is controlled by or is under common control with such person or is a director or officer of such person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a person means the possession, direct or indirect of the power to vote 5% or more of the voting interests of such person or to direct or cause the direction of the management and policies of such person, whether through the ownership of voting interests, by contract or otherwise.

      "Agent's Spot Rate of Exchange"

      means:

      (a) when converting an amount into Euro or Zloty, the Agent's spot rate of exchange for the purchase of Euro or Zloty in the Brussels or, as the case may be, Warsaw foreign exchange market with the relevant currency at or about 11.00 a.m. on a particular day; and

      (b) when converting an amount of Euro or Zloty into any other currency, the Agent's spot rate of exchange for the purchase of such other currency in the Brussels or as the case may be, Warsaw foreign exchange market with Euro or Zloty, as the case may be, at or about
            11.00 a.m. on a particular day.

      "Applicable Legal Lending Limits"

      has the meaning given to such term in Clause 5.5 (Zloty Limit).

      "Applicable Margin"

      means 1.5 per cent. per annum (subject to adjustment under Clause 10.5 (Margin adjustment)).

      "Asset Pledge"

      means the pledge of assets in the agreed form executed by the Borrower in favour of the Security Agent to be registered in accordance with the terms hereof.

      "Auditors"

      means Arthur Andersen Sp. z o.o., any of the other "big five" accounting firms as may from time to time be appointed by the Borrower, or such other firm of internationally recognised auditors as may from time to time be appointed by the Borrower and approved by the Agent (such approval not to be unreasonably withheld or delayed).

      "Availability Period"

      means the period starting on the Signing Date and ending on the date falling one month before the Final Repayment Date.

      "Bank"

      means each of the following:

      (a)   when designated "Tranche A":

            (i) each bank or other financial institution whose name is set out in Schedule A which has a Tranche A Commitment;


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            (ii)  each  bank or other  financial  institution  to  which  rights and/or obligations under this Agreement are assigned or transferred pursuant to Clause 30 (Changes to Parties) under Tranche A and which assumes rights and obligations under Tranche A pursuant to a Transfer Certificate; and

      (b)   when designated "Tranche B":

            (i) each bank or other financial institution whose name is set out in Schedule A which has a Tranche B Commitment;

            (ii) each bank or other financial institution to which rights and/or obligations under this Agreement are assigned or transferred pursuant to Clause 30 (Changes to Parties) under Tranche B and which assumes rights and obligations under Tranche B pursuant to a Transfer Certificate; and

      (c) without any such designation, a Tranche A Bank or a Tranche B Bank as the context requires.

      "Bank Account Side Letter"

      means the side letter relating to bank accounts of the Borrower's Dutch and Luxembourg subsidiaries in the agreed form executed by the Borrower in favour of the Agent for the benefit of the Finance Parties.

      "Bank Guarantee Fund"

      means the Bank Guarantee Fund as defined in the Act on Bank Guarantee Fund dated 14th December, 1994 enacted under Polish law.

      "Business Day"

      means a day (not being a Saturday or Sunday) on which banks and foreign exchange markets are open for business:

      (a) in relation to a transaction involving Tranche A, in London, Luxembourg and Brussels;

      (b) in relation to a transaction involving Tranche B, in Warsaw, or, only for the purposes of determination of the Rate Fixing Day and notice of Requests, Luxembourg, Warsaw and London;

      (c) in relation to a transaction involving an Optional Currency, in London, Luxembourg and the principal financial centre of the country of that Optional Currency; and

      (d) in relation to any date for payment or purchase of Euro, in Luxembourg and which is also a TARGET Day.

      "Business Plan"

      means:

      (a) on the Signing Date and until the first delivery of a document to the Agent in accordance with Clause 8.5 (UMTS Prepayment) or Clause 19.2(a)(iii) (Financial Information and Business Plan), as the case may be, the document delivered to the Agent as a condition precedent of the first drawdown in accordance with paragraph 20 of Schedule E; and

      (b) thereafter the document most recently delivered to the Agent in accordance with Clause 8.5 (UMTS Prepayment) or Clause 19.2(a)(iii) or (iv) (Financial Information and Business Plan), as the case may be,


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      and in each case such document shall include the relevant  assumptions and projections associated with that document and shall be substantially in the form of the document referred to in paragraph (a) above or in such other form as may be agreed between the Borrower and the Agent acting on behalf of the Majority Banks.

      "Capital Expenditure"

      means any expenditure which should be treated as capital expenditure in the audited consolidated Accounts of the Group in accordance with the Accounting Principles.

      "Cash"

      means any credit balances on any deposit, savings or current account with any Bank or bank or other financial institution which has (or the Holding Company of which has) a long-term debt rating of at least (a) "BBB-" from S&P and "Baa3" from Moody's in any amount or (b) "BB" from S&P and "Ba" from Moody's in such amounts as may be agreed between the Agent and the Borrower from time to time; short term government securities of Poland, a member state of the European Union or a member of the G7 group of nations; and cash in hand but excluding any cash on deposit in any escrow account maintained to secure or fund payment of interest on high yield bonds.

      "Collateral Sharing Intercreditor Agreement"

      means an agreement substantially in the form set forth at Schedule M.

      "Commitment"

      in relation to a Bank means:

      (a) when designated "Tranche A", the amount appearing and designated as such set opposite its name in Schedule A and/or in any Transfer Certificate or other document by which it became party to or acquired rights under this Agreement;

      (b)   when designated "Tranche B":

            (i) at any time on or before the last day of the Availability Period, the lower of (A) the Zloty Equivalent at that time of the amount in Euro appearing and designated as such set opposite its name in Schedule A and (B) its Zloty Limit at such time and in each case the Zloty Equivalent of any amount in Euro appearing and designated as such in a Transfer Certificate or other document by which it became a party to or acquired rights under this Agreement on or prior to the last day of the Availability Period;

            (ii) at any time after the last day of the Availability Period, the amount in Zloty as calculated by the Agent in accordance with Clauses 5.5 (Zloty Limit) and 6 (Cancellation and Reduction) as being the revised Tranche B Commitment at such time and the Zloty Equivalent of any amount in Euro appearing and designated as such in a Transfer Certificate or other document by which it became a party to or acquired rights under this Agreement after the last day of the Availability Period; and

      (c) without any such designation, a Bank's Tranche A Commitment or Tranche B Commitment as the context requires,

      in each case to the extent not cancelled, reduced or transferred under this Agreement (collectively the "Total Commitments" and where the aggregate Total Commitments for Tranche A and Tranche B is to be calculated under this Agreement, any Commitment determined as a Zloty amount or denominated in Zloty will be calculated at its Euro Equivalent at the time of such calculation).


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      "Dangerous Substance"

      means any radioactive emissions and any natural or artificial substance (whether in the form of a solid, liquid, gas or vapour but excluding, for the avoidance of doubt, radio waves) the generation, transportation, storage, treatment, use or disposal of which (whether alone or in combination with any other substance) and including (without limitation) any controlled, special, hazardous, toxic, radioactive or dangerous waste, gives rise to a risk of causing harm to man or damaging the Environment or public health.

      "DCS-1800 Licence"

      means the licence numbered 498/99 issued to the Borrower on 11th August, 1999 which licence includes the permit to install and utilise a telecommunications network and the frequency allocation necessary for the Borrower to provide a service in the ETSI/GSM 1800MHz band.

      "Default"

      means (a) an Event of Default, or (b) an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

      "Default Date"

      means the first date on which the Agent serves a notice under Clause 22.21 (Acceleration) or the date after an Event of Default which the Majority Banks determine is the Default Date.

      "Dollars" and "US$"

      means the lawful currency of the United States of America.

      "EBITDA"

      of any person means in respect of each Ratio Period, the sum of the following for such Ratio Period:

      (a) the net income (whether positive or negative) before Extraordinary Items;

      (b)   any Interest Payable;

      (c)   any provision for income Taxes;

      (d) any amortisation and depreciation reflected in the relevant Accounts during such Ratio Period; and

      (e) (without double-counting) any consolidated losses which arise as a result of having Financial Indebtedness in a currency which during such Ratio Period appreciates against the Zloty;

      after deducting the sum of:

      (f) to the extent not already deducted in determining net income, any handset costs and other subscriber acquisition costs (including commissions for dealers, equipment subsidy, and marketing and promotion but excluding market research, public relations, loyalty programmes, activation fees and prepaid revenues) whether or not capitalised during such Ratio Period;

      (g)   any Interest Receivable for such Ratio Period; and

      (h) (without double-counting) any consolidated gains which arise as a result of having Financial Indebtedness in a currency which during the relevant Ratio Period depreciates against the Zloty;


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      in each case, of such person and its Subsidiaries on a consolidated basis.

      "Environment"

      means all, or any of, the following media, the air (including the air within buildings and the air within other natural or man-made structures above or below ground), water (including, without limitation, ground and surface water) and land (including, without limitation, surface and sub-surface soil).

      "Environmental Claim"

      means any claim by any person:

      (a) in respect of any loss or liability suffered or incurred by that person as a result of or in connection with any violation of applicable Environmental Law; or

      (b) that arises as a result of or in connection with Environmental Contamination and that could give rise to any remedy or penalty (whether interim or final) that may be enforced or assessed by private or public legal action or administrative order or proceedings including, without limitation, any such claim that arises from injury to persons or property.

      "Environmental Contamination"

      means each of the following and their consequences:

      (a)   any  release,   emission,  leakage  or  spillage  of  any  Dangerous
            Substance at or from any site owned or occupied by any member of the Group into any part of the Environment;

      (b) any accident, fire, explosion or sudden event at any site owned or occupied by any member of the Group which is directly caused by or attributable to any Dangerous Substance; and

      (c) any other pollution of the Environment arising at or from any site owned or occupied by any member of the Group.

      "Environmental Law"

      means all laws and regulations concerning pollution, the Environment or Dangerous Substances.

      "Environmental Licence"

      means any permit, licence, authorisation, consent or other approval required by any applicable Environmental Law.

      "EURIBOR"

      in relation to any Tranche A Advance made in Euro for any Interest Period relating thereto, means:

      (a) the rate per annum determined by the Banking Federation of the European Union which appears on page Euribor 01 on the Reuters screen (or any other page as may replace such page on such service); or

      (b) if no offered rate appears on the relevant page of the Reuters screen or there is no relevant page on the Reuters screen, the arithmetic mean (rounded upward, if necessary, to four decimal places) of the respective rates, as supplied to the Agent at its request, quoted by the Tranche A Reference Banks to leading banks in the ordinary course of business in the European interbank market,


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      at or about 11.00 a.m. on the Rate Fixing Day of such Interest  Period for the offering of deposits in the currency of the Advance for the same period as such Interest Period and in an amount comparable to the amount of such Advance. If any of the Tranche A Reference Banks is unable or otherwise fails so to supply such offered rate by 1.00 p.m. on the required date, "EURIBOR" for the relevant Interest Period shall be determined on the basis of the quotations of the remaining Tranche A Reference Banks.

      "Euro", "euro" and "(euro)"

      means the lawful currency of the member states of the European Union that have adopted the single currency in accordance with the treaty establishing the European Community (signed in Rome on 25 March, 1957), as amended by the Treaty on European Union (signed in Maastricht on 7 February, 1992).

      "Euro Equivalent"

      means:

      (a) in relation to an amount in Euro, that amount (or its equivalent in other currencies); and

      (b) in relation to any amount denominated in a currency other than Euro, the amount of Euro which the amount in such currency would purchase on a particular day when converted at the Agent's Spot Rate of Exchange.

      "Event of Default"

      means an event specified as such in Clause 22.1 (Events of Default).

      "Excluded Share Capital"

      of the Group means shares in the capital of any member of the Group owned by a person which is not a member of the Group which by their terms are or may become redeemable (whether or not subject to the occurrence of any contingency) at any time whilst any part of any Advance remains outstanding (whether or not due and payable) or any Commitment is in force or within one year after the Final Repayment Date.

      "Extraordinary Items"

      means extraordinary items and exceptional items within the meaning in the IAS.

      "Facility Office"

      means:

      (a) in relation to the Agent, the respective offices notified in accordance with Clause 35.2 (Addresses for notices);

      (b) in the case of a Tranche A Bank, the office(s) notified by that Bank to the Agent on or before the date it becomes a Tranche A Bank as the office(s) through which it will perform all or any of its obligations in connection with Tranche A or if two offices are so notified:

            (i) for the purposes of Tranche A Advances denominated in sterling and any interest or other amounts accruing in relation thereto where such Tranche A Bank otherwise performs its obligations hereunder in connection with Tranche A through an office in the United Kingdom, the office outside the United Kingdom so identified as such Tranche A Bank's euro sterling office;

            (ii) for all other purposes, the office so identified as such Tranche A Bank's main office;


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      (c)   in the case of a Tranche B Bank, the office(s) notified by that Bank to the Agent on or before the date it becomes a Tranche B Bank as the office(s) through which it will perform all or any of its obligations in connection with Tranche B; or

      (d) in the case of sub-paragraph (b) or (c) above, such other office(s) notified by a Bank to the Agent by (unless otherwise agreed by the Agent) not less than 5 Business Days' notice, as the office(s) through which it will perform all or any of its obligations in connection with Tranche A or Tranche B.

      "Fee Letters"

      means:

      (a) the arrangement fee letter between the Lead Arrangers and the Borrower dated on or about 16 February, 2001; and

      (b) the agency fee letter between the Agent and the Borrower dated on or about 16 February, 2001;

      in each case setting out the amount of various fees referred to in Clause 26 (Fees).

      "Final Mandatory Registration Date"

      means the date falling 45 days after the date of the First Mandatory Registration Date.

      "Final Repayment Date"

      means 31 March, 2007.

      "Finance Lease"

      means a finance lease as determined in accordance with the IAS.

      "Finance Party"

      means the Lead Arrangers, the Arrangers, each Bank, the Security Agent and the Agent.

      "Financial Indebtedness"

      means any indebtedness in respect of:

      (a)   moneys borrowed at banks and other financial institutions;

      (b)   any debenture, bond, note, loan stock or other security;

      (c)   any acceptance credit;

      (d) receivables sold or discounted (otherwise than on a non-recourse basis);

      (e) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession by the party liable (i) where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset and (ii) where payment is deferred for more than 180 days after the time of acquisition or possession;

      (f)   any Finance Lease or QTE Lease;


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      (g)   any  currency  swap or interest  swap,  cap or collar  arrangements, future or option contracts or any other derivative instrument calculated as the negative mark-to-market value of such instrument as of the date of calculation;

      (h) any amount raised under any other transaction having the commercial effect of a borrowing or raising of money;

      (i)   any Excluded Share Capital; or

      (j) any guarantee, surety, indemnity or similar assurance against financial loss of any person in respect of any amounts referred to in paragraphs (a) to (i) above.

      "First Mandatory Registration Date"

      has the meaning given to it in the Main Facility Agreement.

      "Former Shareholder Loans"

      means the $17,178,125 shareholder loan from Deutsche Telekom MobilNet GmbH to the Borrower, the Zloty equivalent of $39,843,750 shareholder loan from Elektrim S.A. to the Borrower and the $17,578,125 shareholder loan from MediaOne International B.V. to the Borrower (plus, in relation to each such amount, any accrued or capitalised interest in respect thereof), each made on August 24, 1999 and converted into Reserve Capital on 30 November, 2000.

      "Group"

      means the Borrower and its Subsidiaries from time to time.

      "GSM Licence"

      means the licence numbered 2/96/GSM2 issued to the Borrower on 23rd February, 1996 which licence includes the permit to install and utilise a telecommunications network and the frequency allocation necessary for the Borrower to provide a service.

      "Guarantors"

      means each Subsidiary of the Borrower listed on Schedule B and each other Principal Member of the Group that shall have become a guarantor pursuant to Clause 23.9 (Further Guarantors).

      "Hedging Agreements"

      means any  currency  swap or interest  swap,  cap or collar  arrangements,
      future  or  option  contracts  or  any  other  derivative   instrument  or
      agreement.

      "Hedging Documents"

      means any currency swap or interest swap, cap or collar arrangements, future or option contracts or any other derivative instrument or agreement entered into between the Borrower and a Bank in accordance with the Hedging Policy.

      "Hedging Policy"

      means on the Signing Date the interest rate and foreign exchange hedging strategy of the Borrower provided pursuant to paragraph 21 of Schedule E and thereafter shall mean the most recent Hedging Policy agreed with the Agent in accordance with Clause 19.14 (Treasury transactions).


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      "High Yield Debt Documents"

      means:

      (a) the indenture dated 1st July, 1997 between PTC International Finance B.V., the Borrower, and the Bank of New York as trustee;

      (b) the senior subordinated guaranteed discount notes due 2007 issued pursuant to the indenture referred to in (a) above;

      (c) the guarantee dated 1st July, 1997 given by the Borrower in respect of the obligations of PTC International Finance B.V. included in the terms of the indenture referred to in paragraph (a) above;

      (d) the onlending agreement dated 1st July, 1997 between PTC International Finance B.V. and the Borrower by which the proceeds of the notes referred to in paragraph (b) above are lent to the Borrower;

      (e) the support agreement dated 1st July, 1997 between the Borrower and PTC International Finance B.V. relating to the onlending agreement referred to in paragraph (d) above;

      (f) the indentures each dated 23rd November, 1999 between PTC International Finance II S.A., PTC International Finance (Holding) B.V., the Borrower and State Street Bank and Trust Company, as trustee;

      (g) the senior subordinated guaranteed notes due 2009 issued pursuant to the indentures referred to in (f) above;

      (h) the guarantees each dated 23rd November, 1999 given by each of the Borrower and PTC International Finance (Holding) B.V. in respect of the obligations of PTC International Finance II S.A. included in the terms of each indenture referred to in paragraph (f) above;

      (i) the onlending agreement dated 23rd November, 1999 between PTC International Finance II S.A., and PTC International Finance
            (Holding) B.V. by which a portion of the proceeds of the notes referred to in paragraph (g) above are lent to PTC International Finance (Holding) B.V.;

      (j) the onlending agreement dated 23rd November, 1999 between PTC International Finance (Holding) B.V. and the Borrower by which a portion of the proceeds of the notes referred to in paragraph (g) above are lent to the Borrower;

      (k) the support agreement dated 23rd November, 1999 between the Borrower and PTC International Finance (Holding) B.V. relating to the onlending agreement referred to in paragraph (j) above; and

      (l) such other documents as evidence, and give effect to, any Subordinated Debt transactions permitted under the terms of this Agreement to be entered into by any Obligor after the date of this Agreement; provided that any such Subordinated Debt transactions are on substantially the same terms (including the subordination terms) other than in relation to any discount amounts or escrow amounts (which shall be on market terms) as the High Yield Debt Documents as in effect on the date hereof.

      "Holding Company"

      means, in relation to a body corporate, any other body corporate of which it is a Subsidiary.


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                                       12
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      "IAS"

      means  accounting  principles  issued  by  the  International   Accounting
      Standards Committee from time to time.

      "Information Memorandum"

      means the information memorandum dated August 2001 relating to the Group provided on behalf of the Borrower by the Lead Arrangers to the Banks.

      "Initial Banks"

      means Deutsche Bank Luxembourg S.A. and Dresdner.

      "Instalment Date"

      has the meaning given to it in Clause 6.4 (Reduction of Facility).

      "Intellectual Property Rights"

      means  all  know-how,   patents,   trademarks,   designs,  trading  names,
      copyrights and other intellectual property rights (in each case whether registered or not and including all applications for the same).

      "Interest"

      means:

      (a) interest, commissions, commitment fees and amounts in the nature of interest (including, without limitation, the interest element of Finance Leases and QTE Leases) accrued;

      (b) prepayment penalties or premiums incurred in repaying or prepaying any Financial Indebtedness;

      (c) discount fees and acceptance fees payable or deducted in respect of any Financial Indebtedness (including all commissions payable in connection with any letter of credit); and

      (d)   any net payment (or, if appropriate  in the context,  receipt) under
            any  interest  rate  or  foreign  exchange   hedging   agreement  or
            instrument, taking into account any premiums payable.

      "Interest Date"

      means, in relation to any Advance or any overdue amount, the last day of any applicable Interest Period.

      "Interest Expense on Senior Debt"

      of any person means all Interest accrued (whether or not paid) by such person and its Subsidiaries on a consolidated basis in respect of Senior Debt during any Ratio Period after deducting the aggregate of (a) Interest Receivable in such Ratio Period and (b) any unrealised foreign exchange losses to the extent included as Interest during such Ratio Period and adding back any unrealised foreign exchange gains to the extent deducted as Interest during such Ratio Period in each case of such person and its Subsidiaries on a consolidated basis.

      "Interest Expense on Total Debt"

      of any person means all Interest accrued (whether or not paid) by such person and its Subsidiaries on a consolidated basis during any Ratio Period (including, without limitation, the appropriate proportion during such Ratio Period of any amounts which are attributable to interest not payable in Cash in


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      accordance  with the terms of the High  Yield  Debt  Documents  during the period of five years from the issue of the notes in accordance with the terms of the High Yield Debt Documents and any other interest which is not payable in Cash during such Ratio Period) after deducting the aggregate of:

      (a)   Interest Receivable in such Ratio Period;

      (b) any Interest accrued during such Ratio Period in respect of Financial Indebtedness issued pursuant to the High Yield Debt Documents to the extent that the amount of such Interest shall have been and remain deposited in escrow and invested in assets permitted under the High Yield Debt Documents;

      (c) any Interest accrued during such Ratio Period in respect of indebtedness consisting of instalment payments relating to the acquisition by the Borrower of the GSM Licence, the DCS-1800 Licence or the UMTS Licence;

      (d) any unrealised foreign exchange losses to the extent included as Interest during such Ratio Period; and

      (e) any Interest accrued during such Ratio Period in respect of QTE Leases, to the extent that the amount of such Interest shall have been and remain deposited in escrow.

      in each case, of such person and its Subsidiaries on a consolidated basis and adding back any unrealised foreign exchange gains to the extent deducted as Interest during such Ratio Period of such person and its Subsidiaries on a consolidated basis.

      "Interest Payable"

      of any person means in relation to any Ratio Period all Interest paid or payable to the extent that it is included in the net income of such person and its Subsidiaries on a consolidated basis during such Ratio Period.

      "Interest Period"

      means, in relation to any Advance, each period determined in accordance with Clause 9.1 (Selection and agreement).

      "Interest Receivable"

      of any person means all Interest received or receivable to the extent that it is included in the net income of such person and its Subsidiaries on a consolidated basis during the relevant Ratio Period.

      "Investment Grade Rating"

      means the Borrower has:

      (a) a foreign and domestic currency rating of BBB- or above for senior unsecured debt or the debt represented by the High Yield Debt Documents, as applicable, from S&P; and

      (b) a foreign and domestic currency rating of Baa3 or above for senior unsecured debt or the debt represented by the High Yield Debt Documents, as applicable, from Moody's;

      except the Borrower will be deemed to have an Investment Grade Rating if it has a foreign and domestic currency rating from each of these rating agencies and there is not more than one sub grade difference between the foreign currency ratings given by these two rating agencies and the higher of the two foreign currency ratings from these two rating agencies is a rating at least as high as the applicable rating set out in (a) or (b) above.


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      "Issuers"

      means (a) PTC International Finance B.V. and PTC International Finance II S.A., being the Subsidiaries of the Borrower which have issued or issue notes to the investors pursuant to the High Yield Debt Documents and (b) any Obligor (other than the Borrower) which issues notes to investors pursuant to the High Yield Debt Documents after the date of this Agreement.

      "LIBOR"

      in relation to any Tranche A Advance made in a currency other than Euro or Zloty for any Interest Period relating thereto, means:

      (a) other than in the case of Sterling, the rate per annum which appears on page Libor 01 and 02 on the Reuters screen (or any other page as may replace such page on such service); or

      (b) in the case of Sterling, or if no offered rate appears on the relevant page of the Reuters screen or there is no relevant page on the Reuters screen the arithmetic mean (rounded upward, if necessary, to four decimal places) of the respective rates, as supplied to the Agent at its request, quoted by the Tranche A Reference Banks to leading banks in the ordinary course of business in the European interbank market, at or about 11.00 a.m. on the Rate Fixing Day of such Interest Period for the offering of deposits in the currency of the Advance for the same period as such Interest Period and in an amount comparable to the amount of such Advance. If any of the Tranche A Reference Banks is unable or otherwise fails so to supply such offered rate by 1.00 p.m. on the required date, "LIBOR" for the relevant Interest Period shall be determined on the basis of the quotations of the remaining Tranche A Reference Banks.

      "Licence"

      means:

      (a)   the GSM Licence;

      (b)   the DCS-1800 Licence;

      (c)   the UMTS Licence;

      (d) the licence numbered 516/99 issued on 26th November 1999 for the provision of telecommunication services; and

      (e) any other licence for the operation of a telecommunications network (including all apparatus, equipment and telecommunication systems of every description which it is authorised to operate or run under such licence) obtained by any member of the Group where the revocation, suspension or termination of such licence might have a Material Adverse Effect.

      "Main Facility Agreement"

      means the (euro)550,000,000 facility agreement dated on or about 20 February, 2001 between the Borrower, the Guarantors as defined therein, the Arrangers as defined therein, the Banks as defined therein, DBAG, DB Polska, Dresdner and The European Bank for Reconstruction and Development, as Lead Arrangers, Deutsche Bank Luxembourg S.A., as Agent, and DB Polska, as Security Agent.

      "Main Facility Senior Finance Documents"

      means the "Senior Finance Documents" as defined in the Main Facility Agreement.


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      "Majority Banks"

      means at any time:

      (a) Banks whose Commitments aggregate more than 66 2/3% of the Total Commitments at such time; or

      (b) if the Total Commitments have been reduced to nil, Banks whose Commitments aggregated more than 66 2/3% of the Total Commitments immediately before the reduction;

      provided, however, that for the purposes of this definition only, any Bank that fails to participate fully in an Advance in accordance with Clause
      5.3 (Participations in Advances) shall be deemed to have Commitments equal to the drawn portion of its Commitments.

      "Mandatory Cancellation Date"

      has the meaning given to it in Clause 6.1 (Mandatory Cancellation).

      "Material Adverse Effect"

      means any effect which, in the reasonable opinion of the Majority Banks, is or is likely to be materially adverse to:

      (a) the ability of any Obligor to perform its payment obligations under this Agreement or other material obligations under any of the Senior Finance Documents; or

      (b) the business, financial condition, operations or performance of the Group (taken as a whole).

      "Material Contracts"

      means:

      (a)   the Licences;

      (b) the interconnect agreements referred to in paragraph 23 of Schedule E or any interconnect agreements resulting from the negotiations referred to in that paragraph;

      (c) the supply agreement dated 5th June, 1996 between the Borrower, Siemens AG and ZWUT SA as amended;

      (d) the supply agreement dated 5th June, 1996 between the Borrower and Ericsson Radio Systems AB and Ericsson Sp. z o.o., as amended; and

      (e) the supply agreement dated 28th July, 1999 between the Borrower and Alcatel Polska SA;

      together with any agreements replacing any of the above and any other agreements fundamental to the business of the Group which if cancelled, terminated, revoked or not replaced, would be reasonably likely to have a Material Adverse Effect.

      "Moody's"

      means Moody's Investor Services, Inc.

      "Necessary Authorisations"

      means all material approvals, authorisations and licences (other than any Licence) from, all rights granted by and all filings, registrations and agreements with, any government or other regulatory


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      authority  necessary in order to enable the Borrower and its  Subsidiaries to construct, maintain and operate the Network.

      "Net Proceeds"

      means the aggregate value of consideration received by any member of the Group in respect of any disposal of any assets (including shares in other Group members) by a member of the Group to any third party which is not a member of the Group after deduction of:

      (a) all amounts paid or provided for or on account of Taxes applicable to, or to any gain resulting from, the disposal of such assets or the discharge of any liability secured on such assets; and

      (b) all costs, fees, expenses and the like properly incurred in arranging and effecting that disposal.

      "Network"

      means any network operated by the Borrower or any other member of the Group and operated or run by it pursuant to any Licence.

      "New Facility"

      means one or more credit facilities (other than pursuant to the Main Facility Agreement) or other Financial Indebtedness of the type referred to in clause (a) or (b) of the definition of "Financial Indebtedness" of the Borrower and any guarantees by the Obligors of each such credit facility or other Financial Indebtedness in each case ranking pari passu (other than, in the case of an unsecured facility or other Financial Indebtedness, as to security) with the Tranches; provided, however, that to the extent that the terms of any such credit facility or other debt instrument require scheduled repayment of principal thereunder during the term of this Agreement, no such repayments shall occur on any date other than on an Instalment Date and no such repayment shall exceed the Maximum Repayment Amount at such time; provided further, however, that all or any part of any New Facility may be repaid, replaced, substituted or refinanced by another New Facility. "Maximum Repayment Amount" means, at any Instalment Date, an amount equal to (a) the product of (i) the commitments in effect under such credit facility or other debt instrument as of the date of incurrence thereof and (ii) the principal amount of Advances required to be repaid on that Instalment Date pursuant to Clause 7(a) (Repayment) divided by (b) the Commitments in effect on the date hereof.

      "Obligor"

      means the Borrower and each Guarantor.

      "Optional Currency"

      means for the purposes of Tranche A, Dollars, Deutschmarks, Swiss Francs, sterling, Japanese Yen and Zloty to the extent that at any relevant time Zloty is acceptable to all Tranche A Banks and at such time is freely transferable and convertible into Euro and deposits of which are readily available in the London money market.

      "Ordinary Share Pledges"

      means the Polish law pledges in the agreed form in favour of the Security Agent of at least 51 per cent of the Shares.

      "Original Borrower Accounts"

      means the annual audited Accounts of the Borrower for the year ending 31st December, 1999.


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                                       17
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      "Original Euro Amount"

      means, in relation to a Tranche A Utilisation:

      (a) if that Tranche A Utilisation is denominated in Euro, the amount of that Utilisation; or

      (b) if that Tranche A Utilisation is denominated in an Optional Currency, the amount in Euro of that Tranche A Utilisation specified in the relevant Request.

      "Party"

      means a party to this Agreement.

      "Permitted Distribution"

      means:

      (a) a distribution of dividends on or in respect of any share capital of any member of the Group;

      (b) a distribution of interest at a rate no higher than the interest rate applicable to the Former Shareholder Loans in effect immediately before their conversion into Reserve Capital on the Shareholder Loans in accordance with the terms thereof or, during the UMTS Approved Period and the UMTS Prepayment Period, principal of or other payments under the Shareholder Loans in accordance with the terms thereof; or

      (c)   a   distribution   of  interest  on  or  other  payments  under  the
            Subordinated Debt (other than the Shareholder Loans), in accordance with the terms of the High Yield Debt Documents,

      which  is  permitted   in   accordance   with  Clause   19.18   (Permitted
      Distributions).

      "Permitted Investments"

      means investments in:

      (a)   government securities of:

            (i)   Poland;

            (ii)  a member state of the European Union; or

            (iii) a member of the G7 group of nations,

            which, if they are registered securities, are securities over which the Borrower has granted security in favour of the Finance Parties in the jurisdiction of the issuer in a manner satisfactory to the Agent (acting reasonably), and which, if they are bearer securities, are securities deposited in an account over which the Finance Parties have security; or

      (b) certificates of deposits, notes, acceptances issued by and deposit and current accounts of and time deposits with any Bank or other bank which is an authorised institution for accepting such investments and which:

            (i) in the case of investments in Poland, is an authorised institution in the Republic of Poland for accepting such investments with (or the Holding Company of which has) a long-term debt rating of at least (a) "BBB-" from S&P and "Baa3" from Moody's in any amount or (b) "BB" from S&P and "Ba" from Moody's in such amounts as agreed between the Agent and the Borrower from time to time;


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            (ii)  in the case of any account other than the  collection  account for subscriber receivables, is a Bank with (or the Holding Company of which has) a long-term debt rating of at least (a) "BBB-" from S&P and "Baa3" from Moody's in any amount or (b) "BB" from S&P and "Ba" from Moody's in such amounts as agreed between the Agent and the Borrower from time to time; or

            (iii) in  the  case  of  the   collection   account  for  subscriber
                  receivables, is a major recognised bank in Poland with (or the Holding Company of which has) a long-term debt rating of at least (a) "BBB-" from S&P and "Baa3" from Moody's in any amount or (b) "BB" from S&P and "Ba" from Moody's in such amounts as agreed between the Agent and the Borrower from time to time and the Agent is satisfied that there are first priority Security Interests created by the Security Documents over that account and such bank has agreed to waive its rights of set-off over such account.

      "Pledge Law"

      means the Law on Registered Pledge and The Pledge Register of 6th December, 1996 (Journal of Law, No. 149, Item 703), as amended from time to time.

      "Principal Member of the Group"

      means at any time:

      (a)   the Borrower;

      (b)   the Issuers;

      (c)   any other member of the Group:

            (i) whose EBITDA constitutes more than 5% of EBITDA of the Group at such time and, if the aggregate EBITDA of the Principal Members of the Group constitutes less than 90% of EBITDA of the Group, the next largest members of the Group by reference to EBITDA so that EBITDA of the Principal Members of the Group constitutes at least 90% of EBITDA of the Group;

            (ii) whose gross assets constitute more than 5% of the consolidated gross assets of the Group at such time and, if the aggregate gross assets of the Principal Members of the Group constitute less than 90% of the consolidated gross assets of the Group, the next largest members of the Group by reference to gross assets so that the gross assets of the Principal Members of the Group constitute at least 90% of the consolidated gross assets of the Group; or

            (iii) whose  turnover  constitutes  more than 5% of  turnover of the
                  Group at such time and, if the aggregate turnover of the Principal Members of the Group constitutes less than 90% of turnover of the Group, the next largest members of the Group by reference to turnover so that turnover of the Principal Members of the Group constitutes at least 90% of turnover of the Group, all as shown in the most recent annual Accounts of such member of the Group and the annual consolidated Accounts of the Group; and

      (d) any member of the Group to whom all or a substantial part of the assets of a Principal Member of the Group are transferred.


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      "QTE Leases"

      means tax advantaged synthetic leases pursuant to which the Borrower effectively sells and leases back "qualified technological equipment" as defined at Section 168(i)(2) of the United States Internal Revenue Code.

      "Qualifying Bank"

      means, at any time, a bank or financial institution which is at that time:

      (a)   resident in the Republic of Poland; or

      (b) resident (as such term is defined in the appropriate double taxation treaty) in a country with which the Republic of Poland has an appropriate double taxation treaty giving residents of that country complete exemption from Polish Taxation on interest and which:

            (i) does not carry on business in the Republic of Poland through a permanent establishment with which the indebtedness under this Agreement in respect of which the interest is paid is effectively connected; and

            (ii) has submitted all of the necessary forms completed in a proper manner together with all necessary documents and has taken all necessary steps in order to secure total relief from Polish Taxation in respect of interest and/or commissions to be paid to it under this Agreement pursuant to such treaty.

            For this purpose "double taxation treaty" means any convention or agreement between the government of the Republic of Poland and any other government for the avoidance of double taxation and the prevention of fiscal evasion with respect to Taxes on income.

      "Rate Fixing Day"

      means in relation to an Interest Period:

      (a) (if the currency is Euro) two TARGET Days before the first day of such Interest Period; and

      (b) (for Zloty or any other currency (other than Euro)) two Business Days before the first day of such Interest Period.

      "Ratio Period"

      means each period covered by the four consecutive quarterly Accounting Periods ending on the last day of a quarterly Accounting Period.

      "Reduction Amount"

      has the meaning given to it in Clause 6.4 (Reduction of Facility).

      "Reference Banks"

      means:

      (a) when designated "Tranche A", the principal Luxembourg offices of the Agent, Dresdner and a Tranche A Bank selected by the Agent after consultation with the Borrower;

      (b) when designated "Tranche B", the principal Warsaw offices of DB Polska, Wielkopolski Bank Kredytowy S.A. and Citibank (Poland) S.A.;


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                                       20
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      (c)   without  designation  the Tranche A Reference Banks or the Tranche B
            Reference Banks as the context requires,

      and in each case such other Banks as may become Reference Banks pursuant to Clause 30.4 (Reference Banks).

      "Refixing Date"

      has the meaning given to it in Clause 5.5 (Zloty Limit).

      "Registered Share Pledges"

      means the first priority Polish law pledges in favour of the Security Agent in the agreed form pledging at least 51 per cent of the Shares registered or to be registered in the register of pledges in Warsaw.

      "Request"

      means a request, substantially in the form of Schedule H made by the Borrower to the Agent for an Advance to be made under this Agreement.

      "Reserve Capital"

      means amounts contributed to the Borrower's reserve capital as additional payments (known as doplaty under the Polish Commercial Code).

      "Restricted Payment"

      means any payment (whether in cash, property, securities or otherwise) on account of the purchase, redemption, reduction or other acquisition or retirement of any of the share capital of any member of the Group not held by a member of the Group.

      "Restricted Period"

      means the period from the date of this Agreement until the date on which the Borrower achieves an Investment Grade Rating.

      "Restricted Person"

      means the Shareholders, any Affiliate of a Shareholder or any partnership in which any of the Shareholders or any of their Affiliates is a partner (either directly or through any intermediate partnerships).

      "Rollover Date"

      means the date on which the Interest Period for an Advance commences.

      "S&P"

      means Standard and Poor's, a division of The McGraw-Hill Companies, Inc.

      "Security"

      means any property or assets in which a Security Interest is granted in accordance with the terms of the Security Documents.


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      "Security Documents"

      means each of the security documents identified in Schedule D which are entered into in accordance with the terms of this Agreement, together with such other security documents and guarantees as may from time to time be entered into by the Borrower or a Subsidiary of the Borrower in favour of a Finance Party or the Security Agent pursuant to any of the Senior Finance Documents.

      "Security Interest"

      means any mortgage, pledge, lien, charge, assignment for the purpose of providing security, hypothecation or other security interest.

      "Senior Debt"

      of any person means without duplication the consolidated Financial Indebtedness (including, for the avoidance of doubt, Financial Indebtedness pursuant to Finance Leases and obligations in respect of QTE Leases (valued at the principal amount of such Finance Leases or QTE Leases or, if such QTE Leases have been defeased, at the residual value thereof), the monthly mark-to-market value of Hedging Agreements entered into in relation to any Senior Debt and the negative mark-to-market value (if any) of any Hedging Agreement entered in respect of interest payments in relation to any Financial Indebtedness incurred pursuant to the High
      Yield  Debt   Documents)  of  such  person  and  its   Subsidiaries  on  a
      consolidated basis but excluding, to the extent otherwise included therein, (a) Subordinated Debt so long as such Subordinated Debt has a maturity falling at least twelve months after the Final Repayment Date,
      (b) the Subordinated Debt referred to in paragraphs (a) through (e) of the definition of High Yield Debt Documents, (c) any amounts on deposit in escrow accounts of the Borrower or any of its Subsidiaries and (d) instalment payments (if any) due for the GSM Licence, the DCS-1800 Licence or the UMTS Licence owing to the government of the Republic of Poland (but including any letter of credit, bank guarantee, performance bond or similar instrument issued in respect of such instalment payments)).

      "Senior Finance Documents"

      means each of:

            (i)   this Agreement;

            (ii)  the Fee Letters;

            (iii) the Security Documents;

            (iv) each document evidencing a transaction designated to be secured by the Security Documents pursuant to Clause 19.14 (Treasury Transactions);

            (v)   the Side Letter;

            (vi) a side letter in the agreed form from the Shareholders to the Agent, pursuant to which the Shareholders agree to notify the Agent of any pledge of the Shares;

            (vii) each Accession Agreement;

            (viii)the  Collateral  Sharing  Intercreditor   Agreement  or  other
                  intercreditor or security sharing agreement between the Finance Parties, the creditors under the Main Facility Senior Finance Documents and the creditors under any New Facility; and

            (ix) any other document designated as such by the Agent and the Borrower.


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      "Shareholder Loans"

      means all amounts borrowed by an Obligor from a Shareholder or an Affiliate of a Shareholder which is not a member of the Group and all amounts contributed by Shareholders to the Borrower's reserve capital as additional payments (known as doplaty under the Polish Commercial Code), which shall be subordinated to the amounts outstanding under this Agreement on terms substantially the same or more favourable to the Finance Parties as the subordination terms in effect with respect to Former Shareholder Loans immediately prior to their conversion into Reserve Capital.

      "Shareholders"

      means each shareholder from time to time of the Borrower being as at the date of this Agreement, Elektrim S.A., Deutsche Telekom MobilNet GmbH, Deutsche Telekom A.G., MediaOne International B.V., Elektrim-Autoinvest S.A., Elektrim Telekomunikacja Sp. z o.o., Polpager Sp. z o.o. and Carcom Warszawa Sp. z o.o.

      "Shareholders' Agreement"

      means the Shareholders' Agreement dated 21st December, 1995 between the Shareholders (other than Carcom Sp. z o.o.) as amended from time to time.

      "Shares"

      means the equity share capital of the Borrower.

      "Side Letter"

      means the letter between Elektrim S.A. and the Agent dated on or about 16 February, 2001.

      "Signing Date"

      means the date of this Agreement.

      "Sterling", "sterling" and "(pound)"

      means the lawful currency for the time being of the United Kingdom.

      "Subordinated Creditor"

      means each person who lends a Shareholder Loan and each noteholder and the trustee under the High Yield Debt Documents.

      "Subordinated Debt"

      means:

      (a) all amounts outstanding under or in connection with the High Yield Debt Documents including for the avoidance of doubt between the Borrower and each Issuer on the terms as set out in the High Yield Debt Documents as at the Signing Date;

      (b) any actual or contingent liability under any guarantee and support agreement given by the Borrower referred to in the definition of High Yield Debt Documents on the terms as set out in the High Yield Debt Documents as at the Signing Date;

      (c)   all Shareholder Loans;


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      (d)   any  intercompany  debt which is subordinated in right of payment to the amounts owing hereunder on terms substantially the same as those subordination terms set forth in the subordination agreements listed at Schedule D, paragraph 4; and

      (e) any other present and future sums, liabilities and obligations (whether actual or contingent) payable, owing, due or incurred by an Obligor which are subordinate in right of payment to the amounts owing hereunder on terms substantially the same as those subordination terms set forth in the High Yield Debt Documents existing as of the date hereof.

      "Subsidiary"

      means, an entity from time to time of which a person has direct or indirect control or owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar right of ownership.

      "TARGET"

      means Trans-European Automated Real-time Gross Settlement Express Transfer payment system.

      "TARGET Day"

      means any day on which TARGET is open for the settlement of payments in Euro.

      "Tax on Overall Net Income"

      of a person shall be construed as a reference to Tax (other than Tax deducted or withheld from any payment) imposed on that person on:

            (i)   the net income, profits or gains of that person world-wide; or

            (ii) such of its income, profits or gains as arise in or relate to the jurisdiction in which it is resident or in which its principal office (and/or its Facility Office) is located.

      "Taxes"

      means all income and other taxes and levies, imposts, duties, charges, deductions and withholdings in the nature or on account of tax together with interest thereon and penalties and fees with respect thereto, if any, and any payments made on or in respect thereof, and "Tax" and "Taxation" shall be construed accordingly.

      "Telecom Business"

      means the development, ownership or operation of a mobile telephony system and other telephony, telecommunication, information or internet services and any other services ancillary, related or complementary to any such system or such other services.

      "Tranche"

      means:

      (a) when designated "Tranche A", the revolving loan tranche referred to in Clause 2.1(a)(i) (Tranche A);

      (b) when designated "Tranche B", the revolving loan tranche referred to in Clause 2.1(a)(ii) (Tranche B); and

      (c) without any such designation, Tranche A or Tranche B, as the context requires.


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      "Transaction Documents"

      means:

            (i)   the Senior Finance Documents;

            (ii)  the High Yield Debt Documents;

            (iii) the Shareholders' Agreement;

            (iv)  the Main Facility Senior Finance Documents; and

            (v) any other document designated as such in writing by the Agent and the Borrower.

      "Transfer Certificate"

      has the meaning given to it in Clause 30.3 (Procedure for transfers).

      "UMTS Approval Banks"

      means at any time, each Commitment Bank and, if all Commitment Banks do not constitute the Majority Banks at such time, such other Banks such that the aggregate Commitments of the Commitment Banks and such other Banks at such time constitute at least 66 2/3% of the Total Commitments at such time; provided that if the Total Commitments have been reduced to nil, for purposes of this definition "Commitments" and "Total Commitments" shall be the Commitments and Total Commitments in effect immediately before such reduction. For the purposes of this definition, a "Commitment Bank" means, at any time, any Lead Arranger or a Bank with a Commitment of at least
      (euro)50,000,000 at such time.

      "UMTS Approved Period"

      means the period from the date on which the UMTS Approval Banks approve the UMTS Business Plan in accordance with Clause 8.5 (UMTS Prepayment) to the Final Repayment Date.

      "UMTS Business Plan"

      means an updated Business Plan incorporating the acquisition and financing of the UMTS Licence and all UMTS Expenditures in the Republic of Poland (including financial projections (including projected profit and loss accounts, balance sheets and cash flow statements for the Borrower's fiscal years from 2001 to 2007) reflecting the anticipated additional Financial Indebtedness, Shareholder Loans and/or capital contributions that will or may be required) and demonstrating that implementation of such Business Plan will not result in a breach of the Borrower's obligations under Clause 19.26 (Financial Indebtedness), Clause 19.33 (UMTS Licence) and Clause 21 (Financial Undertakings) and that no Event of Default is reasonably likely to or will occur as a result of the implementation of such Business Plan in accordance with the terms thereof.

      "UMTS Exclusion Period"

      means the period from the earlier of (a) the date of notification of the second and final rejection of the UMTS Business Plan by the UMTS Approval Banks pursuant to Clause 8.5 (UMTS Prepayment) and (b) the one month anniversary of the date on which the UMTS Approval Banks first rejected the UMTS Business Plan pursuant to Clause 8.5 (UMTS Prepayment) unless the Borrower shall have submitted a revised UMTS Business Plan prior to such one month anniversary until the earlier to occur of the (i) first day of the UMTS Prepayment Period and (ii) the Final Repayment Date.


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      "UMTS Expenditure"

      means amounts spent for capital expenditures, working capital requirements and operating expenses associated with the UMTS business, as well as UMTS licence fee payments other than the UMTS Licence Initial Instalments.

      "UMTS Licence"

      means the licence numbered 2/UMTS issued to the Borrower on 20 December 2000 to provide telecommunications services meeting the European UMTS telecommunications standard including a permit to install and use a telecommunications network and allocation of frequencies in the 2 GHz band.

      "UMTS Licence Initial Instalments"

      means the UMTS Licence fee payments required prior to or within the first 12 months following the award of the UMTS Licence to the Borrower.

      "UMTS Pre-Approval Period"

      means the period from the date hereof until the earliest to occur of (a) the date on which the UMTS Approval Banks approve the UMTS Business Plan in accordance with Clause 8.5 (UMTS Prepayment); (b) the first day of the UMTS Exclusion Period; (c) the first day of the UMTS Prepayment Period; and (d) the Final Repayment Date.

      "UMTS Prepayment Notice"

      has the meaning given to it in Clause 8.5 (UMTS Prepayment).

      "UMTS Prepayment Period"

      means the period from the date on which the Borrower delivers a UMTS Prepayment Notice pursuant to Clause 8.5(b) (UMTS Prepayment) to the date of prepayment specified therein.

      "Utilisation"

      means:

      (a) when designated "Tranche A", a utilisation under this Agreement of Tranche A;

      (b) when designated "Tranche B", a utilisation under this Agreement of Tranche B; and

      (c) without any such designation, a utilisation of Tranche A or Tranche B, as the context requires.

      "Utilisation Date"

      means each date on which an Advance was or is to be made.

      "WIBOR"

      in relation to any Advance made in Zloty for any Interest Period relating thereto means:

      (a) the offered rate which appears on page WIBO on the Reuters screen (or any other page as may replace such page on such service); or


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      (b)   if one only or no  offered  rate  appears  on the  WIBO  page of the
            Reuters screen or there is no relevant page on the Reuters screen, the arithmetic mean (rounded upward, if necessary, to two decimal places) of the respective rates, as supplied to the Agent at its request, quoted by the Tranche B Reference Banks to leading banks in the ordinary course of business in the Warsaw interbank market, at or about 11.00 a.m. on the Rate Fixing Day of such Interest Period for the offering of deposits in Zloty for the same period as such Interest Period and in an amount comparable to the amount of such Advance, provided that if any of the Tranche B Reference Banks is unable or otherwise fails so to supply such offered rate by 1.00 p.m. on the required date, "WIBOR" for the relevant Interest Period shall be determined on the basis of the quotations of the remaining Tranche B Reference Banks.

      "Zloty" and "PLN"

      means the lawful currency for the time being of the Republic of Poland.

      "Zloty Equivalent"

      means:

            (i)   in relation to any amount in Zloty, that amount; and

            (ii) in relation to any amount denominated in a currency other than Zloty the amount of Zloty which the amount of such currency would purchase on a particular day when converted at the Agent's Spot Rate of Exchange.

      "Zloty Limit"

      means, in relation to a Tranche B Bank, the amount in Zloty which:

      (a) from the date of this Agreement up to but not including the first Refixing Date, is set opposite the name of that Tranche B Bank in Schedule A and/or stated before the first Refixing Date in any Transfer Certificate or other document by which it becomes a party to or acquired rights under this Agreement; and

      (b) as at each Refixing Date, subject to the limitations contained in Clause 5.5 (Zloty Limit), is equal to its Zloty Limit increased or decreased, as the case may be, to compensate for any depreciation or appreciation of the Zloty against the Euro and notified to it in accordance with Clause 5.5 (Zloty Limit) having regard to Clause 5.5(e) (Zloty Limit) and/or stated since the last Refixing Date in any Transfer Certificate or other document by which it becomes a party to or acquired rights under this Agreement, in each case to the extent not cancelled, reduced or transferred under this Agreement.

1.2   Construction

      (a)   In this Agreement, save where the context otherwise requires:

            (i) references to documents being in the "agreed form" means documents (A) in a form previously agreed in writing by or on behalf of the Agent and the Borrower, or (B) in a form substantially as set out in any Schedule to any Senior Finance Document, or (C) (if not falling within (A) or (B) above) in form and substance satisfactory to the Agent acting on behalf of the Majority Banks;

            (ii) an "amendment" includes a supplement, novation or re-enactment and "amended" is to be construed accordingly;


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            (iii) "assets" includes present and future properties,  revenues and rights of every description;

            (iv)  an   "authorisation"   includes  an  authorisation,   consent,
                  approval,   resolution,    licence,   exemption,   filing   or
                  registration;

            (v) "control" means the power to direct the management and policies of an entity, whether through the ownership of voting capital, by contract or otherwise;

            (vi) "first priority" means, with respect to any Security Interest in any asset, a Security Interest in such asset that has priority over all other Security Interests in such asset other than Security Interests securing obligations in respect of the Main Facility Senior Finance Documents or any New Facility which rank pari passu as a result of the operation of the Collateral Sharing Intercreditor Agreement;

            (vii) references  to  "indebtedness"  shall  be  construed  so as to include any obligation or liability (whether present or future, actual or contingent) for the payment or repayment of money;

            (viii)a "month" is a reference to a period  starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that calendar month;

            (ix) an amount "outstanding" under or in respect of any Advance at any time is the principal amount thereof from time to time outstanding;

            (x) a "regulation" includes any regulation having the force of law and/or, rule, official directive or guideline (whether or not having the force of law) having authority to regulate banking activity in Poland or any other jurisdiction through which a Bank makes its participation in the Advances available or in which a Bank or its Holding Company is located or incorporated; or

            (xi) a provision of law is a reference to that provision as amended or re-enacted;

            (xii) a Clause  or a  Schedule  is a  reference  to a clause of or a schedule to this Agreement;

            (xiii) a person includes its successors and assigns;

            (xiv) a Transaction  Document or another  document is a reference to that Transaction Document or other document as amended;

            (xv) the contents page of, and headings in, this Agreement are for convenience only and shall be ignored in construing this Agreement; and

            (xvi) unless  the  contrary  intention  appears,  a time of day is a reference to London time in the case of any notice or determination under Tranche A and Warsaw time in the case of any notice or determination under Tranche B.

      (b) Unless the contrary intention appears, a term used in any other Senior Finance Document or in any notice given under or in connection with any Senior Finance Document has the same meaning in that Senior Finance Document or notice as in this Agreement.


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2.    FACILITY AND RELATED MATTERS

2.1   Facility

      (a) Subject to the terms of this Agreement, the Banks agree to make available to the Borrower a revolving credit facility where the aggregate principal amount of Utilisations made shall not exceed the Total Commitments in effect from time to time. The facility will be made available in the following tranches:

            (i)   Tranche A

                  a euro revolving credit tranche which shall be available for drawing in euro or Optional Currencies where the Original Euro Amount of Tranche A Utilisations made shall not exceed the Tranche A Total Commitments (being as at the date of this Agreement (euro)20,000,000); and

            (ii)  Tranche B

                  a Zloty revolving credit tranche which shall be available for drawing in Zloty where the aggregate principal amount of Tranche B Utilisations made shall not exceed the Tranche B Total Commitments (being as at the date of this Agreement the Zloty Equivalent of (euro)130,000,000, subject to the Zloty Limits).

      (b) Upon five Business Days' prior notice to the Borrower and the Agent, any Initial Bank may, immediately prior to a transfer by it pursuant to Clause 30.2 (Changes to Parties), redenominate (i) its participation in any or all Tranche A Advances and an equal amount of the Tranche A Commitments into Zloty and redesignate such participations in Tranche A Advances and such Tranche A Commitments as participations in Tranche B Advances and Tranche B Commitments, respectively, effective as of the end of the Interest Period then in effect for such Advances (and immediately prior to the Effective Date (as defined in the relevant Transfer Certificate)) and (ii) any or all undrawn Tranche A Commitments into Zloty and redesignate such Commitments as Tranche B Commitments effective as of the date specified in such notice. The amount of the Tranche B Advance into which an Initial Bank's participation in a Tranche A Advance is redenominated will be the Zloty Equivalent of the Original Euro Amount of that participation as at 11:00 am Warsaw time three Business Days before the relevant Effective Date. In connection with any such redenomination and redesignation, each Bank shall, on the Effective Date therefor, pay to the Agent such amounts and in such currencies as the Agent shall designate by notice to the Banks at least three Business Days prior to such Effective Date, and the Agent shall, on such Effective Date, pay to the Banks such amounts and in such currencies, in each case, as the Agent shall determine may be necessary to ensure that the Tranche A Lenders participate ratably in the outstanding Tranche A Advances based on their respective Tranche A Commitments and the Tranche B Lenders participate ratably in the outstanding Tranche B Advances based on their respective Tranche B Commitments.

2.2   Nature of the Banks' rights and obligations

      (a)   No Bank is obliged to participate in the making of any Utilisation:

            (i) in the case of a Tranche A Utilisation, if to do so would cause the Original Euro Amount of the aggregate of its participations in the Tranche A Utilisations outstanding under this Agreement to exceed its Tranche A Commitment; or

            (ii) in the case of a Tranche B Utilisation, if to do so would cause the aggregate of its participations in the Tranche B Utilisations outstanding under this Agreement to exceed its Tranche B Commitment.


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      (b)   The  obligations of each Bank under this Agreement are several.  The failure of a Bank to carry out its obligations under this Agreement shall not relieve any other party of its obligations under any Senior Finance Document. No Finance Party shall be responsible for the obligations of any other Finance Party under the Senior Finance Documents.

      (c) The rights of a Finance Party under the Senior Finance Documents are divided rights. Each Finance Party may, except as otherwise stated herein, separately enforce those rights.

      (d) Nothing in this Agreement constitutes a partnership between the Finance Parties.

2.3   [Intentionally omitted]

2.4   Parallel Debt and Security

      For the purpose of ensuring and preserving the validity and continuity of the security rights created under or pursuant to the Security Documents referred to in Paragraphs 1, 7, 8 and 9 of Schedule D, the Borrower hereby irrevocably and unconditionally undertakes to pay and to procure that each of its Subsidiaries irrevocably and unconditionally undertakes to pay to the Security Agent any and all amounts owing by the Obligors to the Finance Parties under the Senior Finance Documents (the "Obligations").

      The Borrower and the Security Agent acknowledge that for this purpose all obligations of the Obligors to the Finance Parties under the Senior Finance Documents are also obligations of the Obligors to the Security Agent, which are separate and independent from, and without prejudice to, their identical obligations to the Finance Parties under the Senior Finance Documents, provided, however, that the amounts due and payable under this Clause (the "Parallel Debt") shall be decreased to the extent that the Borrower or any of its Subsidiaries has paid any amounts to the Finance Parties or any of them in respect of the Obligations, the Obligations shall be decreased by any amount paid by the Borrower or any of its Subsidiaries to the Security Agent in respect of the Parallel Debt, and the Parallel Debt shall not exceed the aggregate of the Obligations.

      Nothing in this Clause shall in any way negate or affect the obligations which the Obligors have to the Finance Parties under the Senior Finance Documents.

      For the purpose of this Clause the Security Agent acts in its own name and on behalf of itself and not as agent or representative of any other party hereto, and any security rights granted to the Security Agent to secure the Parallel Debt are granted to it in its capacity as creditor of the Parallel Debt.

      Any amount received by the Security Agent in relation to the Parallel Debt and pursuant to the foreclosure of security rights granted to it to secure this debt, shall be applied by the Security Agent in accordance with Clause 31.2 (Application of payments).

3.    PURPOSE AND RESPONSIBILITY

3.1   Purpose

      The proceeds of each Utilisation shall be applied in or towards:

      (a) the refinancing of the existing DM672,000,000 facility agreement between the Borrower, Citibank N.A. as Co-ordinator and Citibank (Poland) S.A. and Citibank N.A. as Security Agents, inter alia, dated 17th December, 1997;

      (b) the financing of ongoing capital expenditure and working capital requirements of the Borrower and its wholly-owned Subsidiaries involved in the Telecom Business, including, inter alia, operating losses and financial expenses but excluding UMTS Expenditures, UMTS License fees and UMTS Licence Initial Instalments;


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      (c)   the provision of an amount, together with amounts drawn for the same purpose under the Main Facility Agreement, of up to the Euro Equivalent of (euro)15,000,000 in cash collateral for letters of credit;

      (d) the funding by the Borrower of UMTS Licence Initial Instalments paid or to be paid in connection with the acquisition of the UMTS
            Licence; provided that the aggregate amount of all Utilisations hereunder and all "Utilisations" under and as defined in the Main Facility Agreement incurred in each case for the purpose of funding the UMTS Licence Initial Instalments does not exceed
            (euro)150,000,000 (or the Euro Equivalent thereof, if incurred in another currency); and provided further that the maximum aggregate principal amount of all Financial Indebtedness (other than Shareholders Loans) incurred (whether hereunder or otherwise) for the purpose of funding the UMTS Licence Initial Instalments does not exceed an amount equal to the lower of (euro)250,000,000 (or the Euro Equivalent thereof, if incurred in another currency) and 2/3 of the Euro Equivalent of the aggregate amount of all UMTS Licence Initial Instalments; and

      (e)   the financing of any UMTS Expenditures:

            (i) during the UMTS Pre-Approval Period in an amount, together with amounts drawn for the same purpose under the Main Facility Agreement, of up to the Euro Equivalent of
                  (euro)25,000,000;

            (ii) during the UMTS Prepayment Period, in an amount, together with any Utilisations made pursuant to sub-Clause (i) above, and together with amounts drawn for the same purpose under the Main Facility Agreement, of up to the Euro Equivalent of
                  (euro)75,000,000; and

            (iii) during the UMTS Approved Period, in any amount.

3.2   Responsibility

      Without prejudice to the terms of this Agreement, none of the Finance Parties shall be bound to enquire as to the use or application of the proceeds of any Utilisation, nor shall any of them be responsible for or for the consequences of such use or application.

4.    CONDITIONS PRECEDENT

4.1   Conditions Precedent to first Utilisation

      The obligations of each Finance Party to the Borrower under this Agreement with respect to the making of the first Utilisation are subject to the conditions precedent that the Agent has received all of the documents listed in Schedule E in the agreed form.

4.2   Conditions Precedent to each Utilisation

      The obligation of each Bank to participate in any Utilisation is subject to the further conditions precedent that on both the date of the Request and on the Utilisation Date:

      (a) no Default is outstanding or might result from the Utilisation (including without limitation pro forma compliance with Clause 21.1 (Senior Debt to EBITDA) calculated based on the Group's Accounts in respect of the most recent quarterly Accounting Period for which financial statements are available);

      (b) the representations and warranties in Clause 18 (Representations and Warranties) to be repeated on those dates are correct in all material respects and will be correct in all material respects immediately after the making of the Utilisation;


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      (c)   in the case of a Utilisation for the purpose of financing the amount of any UMTS Licence Initial Instalment as referred to in Clause 3.1(d) (Purpose), the Borrower has delivered to the Agent evidence reasonably satisfactory to the Agent that the Shareholders have made after the date hereof or will make on or prior to the date of such Utilisation capital contributions or Shareholder Loans in amounts that will ensure that immediately following such Utilisation the principal amount of Financial Indebtedness (other than Shareholder Loans) incurred (whether hereunder or otherwise) for the purposes of funding such UMTS Licence Initial Instalments as well as all previous UMTS Licence Initial Instalments paid does not exceed an amount equal to the lower of (i) (euro)250,000,000 (or the Euro Equivalent thereof, if incurred in another currency) and (ii) 2/3 of the Euro Equivalent of the aggregate amount of such UMTS Licence Initial Instalment and all previous UMTS Licence Initial Instalments paid; provided that the Reserve Capital cash payment of the Zloty equivalent of US$4,000,000 made by certain Shareholders to the Borrower on 30 November, 2000 shall be counted as a capital contribution made after the date hereof by Shareholders for the purposes of Clauses 3.1, 4.2, 19.26 and 19.33; and

      (d) in the case of a Utilisation consisting of a Tranche A Advance, that Tranche A (as defined in the Main Facility Agreement) is fully drawn, and in the case of a Utilisation consisting of a Tranche B Advance, that Tranche B (as defined in the Main Facility Agreement) is fully drawn.

4.3 Conditions Precedent to the initial Utilisation of Commitments in excess of the Euro Equivalent of (euro)100,000,000

      The obligation of each Bank to participate in the initial Utilisation of Commitments in excess of the Euro Equivalent of (euro)100,000,000 is subject to the further conditions precedent that the Agent has received all of the documents listed in Schedule N in the agreed form.

5.    ADVANCES

5.1   Delivery of Request

      The Borrower may request a Utilisation if the Agent receives a duly completed Request by not later than 11.00 a.m. Warsaw time three Business Days before the proposed Utilisation Date for a Tranche A Utilisation denominated in Euro, four Business Days before the proposed Utilisation Date for a Tranche A Utilisation denominated in an Optional Currency and three Business Days before the proposed Utilisation Date for a Tranche B Utilisation. Each Request is irrevocable.

5.2   Form of Request

      (a) Each Request will not be regarded as having been duly completed unless it specifies:

            (i) whether the Utilisation is a Tranche A Advance or a Tranche B Advance;

            (ii) the proposed Utilisation Date, which shall be a Business Day falling after the date on which the Agent notifies the Borrower and the Banks that the documentary conditions precedent in Schedule E appear on their face to have been satisfied or waived but on or before the date falling one month before the Final Repayment Date;

            (iii) the  currency  of the  Utilisation  which  must  be Euro or an
                  Optional Currency for Tranche A Utilisations and Zloty for Tranche B Utilisations;

            (iv) the amount of the proposed Utilisation which shall be the balance of the undrawn Commitments for Tranche A or Tranche B as applicable or:

                  (A) subject to paragraph (B), shall be a minimum amount of an Original Euro Amount (in the case of Tranche A) of
                        (euro)5,000,000 or the Zloty Equivalent


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                        thereof (in the case of Tranche B) rounded up or down to
                        the nearest PLN 10,000 and an integral multiple of an Original Euro Amount (in the case of Tranche A) of
                        (euro)5,000,000 or the Zloty Equivalent thereof (in the case of Tranche B) rounded up or down to the nearest PLN 10,000; and

                  (B) for an Advance which is being drawn to provide cash cover for a letter of credit or bank guarantee permitted by Clause 19.26(b) (Financial Indebtedness) shall be a minimum amount of an Original Euro Amount (in the case of Tranche A) of (euro)1,000,000 or the Zloty Equivalent thereof (in the case of Tranche B) and an integral multiple of an Original Euro Amount thereof;

            (v) the duration of its Interest Period, which shall comply with the terms of Clause 9 (Interest Periods); and

            (vi) the details of the bank and account to which the proceeds of the proposed Advance are to be made available.

      (b) Each Request must specify one Utilisation only, but the Borrower may, subject to the other terms of this Agreement, deliver more than one Request on any one day. Unless otherwise agreed by the Agent, no more than twenty Utilisations under any Tranche may be outstanding at one time.

      (c) The Agent shall promptly (and in any event before 10.00 a.m. Warsaw time two Business Days before the relevant Utilisation Date for a Tranche A Utilisation and three Business Days before the relevant Utilisation Date for a Tranche B Utilisation) notify each Bank in the relevant Tranche of each Request, confirming that all conditions precedent have been met.

      (d) Subject to the terms of this Agreement, each Tranche A Bank will make its participation in a Tranche A Advance available to the Agent for the Borrower on the relevant Utilisation Date.

      (e) Subject to the terms of this Agreement, each Tranche B Bank will make its participation in a Tranche B Advance available to the Agent for the Borrower by 10.00 a.m. Warsaw time on the relevant Utilisation Date.

5.3   Participations in Advances

      The amount of each Tranche A Bank's participation in each Tranche A Advance shall be the proportion which the undrawn and uncancelled amount of its Tranche A Commitment bears to the undrawn and uncancelled amount of the Tranche A Total Commitments. The amount of each Tranche B Bank's participation in a Tranche B Advance shall be the proportion which the undrawn and uncancelled proportion of its Tranche B Commitment bears to the undrawn and uncancelled amount of the Tranche B Total Commitments.

5.4   [Intentionally omitted]

5.5   Zloty Limit

      (a) On 30 June and 31 December of each year until the first Instalment Date, thereafter on each Instalment Date and, at all times, on any other date on which the Tranche B Commitments are reduced in accordance with Clause 6 (Cancellation and Reduction) (each a "Refixing Date") the Agent will recalculate the Zloty Limits of each Tranche B Bank on such date, or if any such date is not a Business Day in London and Warsaw, on the first preceding Business Day.

      (b) The Zloty Limit of each initial Tranche B Bank will be set on or before the Signing Date and, for the purposes of paragraph (a) above, the Agent will recalculate the Zloty Limit of each Tranche B Bank by increasing it or decreasing it, as the case may be, by an amount which


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            reflects the  depreciation  or appreciation of the Zloty against the
            Euro as determined by reference to the one month average of the Zloty/Euro exchange rate based on such rates published by the National Bank of Poland in the one month period immediately preceding the applicable Refixing Date.

      (c) Promptly upon recalculating the Zloty Limit of each Tranche B Bank, the Agent will notify each Tranche B Bank of its revised Zloty Limit.

      (d) If the revised Zloty Limit for a Tranche B Bank would breach that part of that Tranche B Bank's legal lending limit under Polish law for the Borrower, the Group or any of the Shareholders (or if relevant, any Holding Company, a shareholder or other Subsidiary thereof) which it has allocated to Tranche B (the "Applicable Legal Lending Limits"), that Tranche B Bank will promptly notify the Agent and the Borrower and it will use its reasonable efforts to increase such Applicable Legal Lending Limits so that the revised Zloty Limit would not breach such Applicable Legal Lending Limits or to transfer part of its Tranche B Commitment to another Bank or another bank or financial institution which has capacity to allocate part of its Applicable Legal Lending Limits to Tranche B.

      (e) If the Tranche B Bank fails to increase such Applicable Legal Lending Limits or transfer its Tranche B Commitment in accordance with paragraph (c), its Zloty Limit will only be increased to the maximum it can allocate to Tranche B without breaching its Applicable Legal Lending Limits.

      (f) If the Applicable Legal Lending Limits of any Tranche B Bank are increased at any time during the Availability Period, the Bank will take into account the likely requirements for future increases in the Zloty Equivalent of the Tranche B Commitments (taking into account previous depreciation of the Zloty against the Euro) when considering other lending opportunities which could utilise such Applicable Legal Lending Limits and, without legal commitment, will take reasonable care to ensure that it will be able to meet the likely requirements for future increases in the Zloty Equivalent of the Tranche B Commitments.

6.    CANCELLATION AND REDUCTION

6.1   Mandatory Cancellation

      (a) On each date on which a mandatory repayment of principal and, if applicable, concurrent cancellation of commitments (the amount of any such repayment and cancellation being a "New Facility Repayment Amount") is required under and in respect of any New Facility (a "Mandatory Cancellation Date"), the Commitments will be cancelled by the Euro Equivalent of an amount equal to the then applicable Cancellation Amount. "Cancellation Amount" means, at any time, an amount equal to (i) the product of (A) the Commitments then in effect and (B) the applicable New Facility Repayment Amount divided by (ii) the commitments then in effect under that New Facility.

      (b) If, by the First Mandatory Registration Date, (i) the Asset Pledge has not been registered in the register of pledges in Warsaw and
            (ii) Shareholders owning at least 51% of the outstanding Shares shall have failed to execute and deliver the requisite Ordinary Share Pledges and Registered Share Pledges to the Security Agent and failed to have filed such Registered Share Pledges for registration in the register of pledges in Warsaw and the Agent shall not have received an opinion of counsel satisfactory to it, the Commitments will, immediately upon the earlier to occur of (x) receipt of written notice of the Agent (acting upon the instructions of the Majority Banks) and (y) the 30th Business Day after the First Mandatory Registration Date, be reduced to nil.

      (c) If, by the Final Mandatory Registration Date, (i) the Asset Pledge has not been registered in the register of pledges in Warsaw and
            (ii) the Registered Share Pledge has not been registered in the register of pledges in Warsaw, the Commitments will, immediately upon the earlier to


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            occur of (x) receipt of written notice of the Agent (acting upon the instructions of the Majority Banks) and (y) the 30th Business Day after the Final Mandatory Registration Date, be reduced to nil.

6.2   Voluntary Cancellation

      The  Borrower  may,  by giving not less than three  Business  Days' (for a cancellation of Tranche A Commitments) and ten Business Days' (for a cancellation of Tranche B Commitments) prior notice to the Agent, cancel the unutilised portion of the Commitments in whole or in part (but, if in part, in a minimum amount of (euro)10,000,000 for Tranche A or the Zloty Equivalent thereof (rounded up or down to the nearest 10,000 Zloty) for Tranche B, and an integral multiple of (euro)5,000,000 for Tranche A or, the Zloty Equivalent thereof (rounded up or down to the nearest 10,000 Zloty) for Tranche B).

6.3   Additional right of cancellation

      If:

      (a) the Borrower is required to pay to a Bank any additional amounts under Clause 14(a) (Taxes); or

      (b)   the  Borrower is required to pay to a Bank any amount  under  Clause
            16.1 (Increased costs),

      then, without prejudice to the obligations of the Borrower under those Clauses, the Borrower may, whilst the circumstances continue, serve a notice of cancellation on that Bank through the Agent. On the date falling five Business Days after the date of service of that notice the Commitment of that Bank shall be cancelled.

6.4   Reduction of Facility

      The Tranche A Total Commitments and the Tranche B Total Commitments will reduce and be cancelled on 30 September 2005 and on the last day of each quarter thereafter until the Final Repayment Date (each date for such reduction of the Facilities being an "Instalment Date") by the amount (each such amount being a "Reduction Amount") set opposite the applicable Instalment Date below:

      Instalment Date        Reduction Amount

      30 September 2005      (euro)7,500,000
      20 February 2006      (euro)22,500,000
      31 March 2006         (euro)30,000,000
      30 June 2006          (euro)30,000,000
      30 September 2006     (euro)30,000,000
      Final Repayment Date  (euro)30,000,000
                           --------------------
                            (euro)150,000,000
                           --------------------

6.5   Adjustment of Cancellation and Reduction Amounts

      (a) The amount of each cancellation in accordance with Clause 6.1(a) (Mandatory Cancellation) or Clause 6.2 (Voluntary Cancellation) will be applied so as to reduce the Reduction Amounts as set out in Clause 6.4 (Reduction of Facility) in inverse order of their maturity; and


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      (b)   The amount of each  cancellation  in  accordance  with Clause 6.1(a)
            (Mandatory Cancellation) or Clause 6.2 (Voluntary Cancellation) or Clause 6.4(a) (Reduction of Facility) will be applied as near as is practicable between Tranche A and Tranche B by reference to the proportion which, at the time of such cancellation, the Euro Equivalent of the Total Commitments of each Tranche bears to the Euro Equivalent of the Total Commitments under both Tranches.

6.6   Miscellaneous provisions

      (a) Any notice of cancellation under this Agreement shall only be effective on actual receipt by the Agent. The Agent will then notify the Banks promptly of receipt of any such notice.

      (b) No cancellation of the Commitments is permitted except in accordance with the express terms of this Agreement.

      (c) Any notice of cancellation shall be irrevocable and no amount cancelled may subsequently be reinstated.

      (d) Without prejudice to Clause 6.5 (Adjustment of Cancellation and Reduction Amounts) any cancellation under this Clause 6 (other than a cancellation in accordance with Clause 6.3 (Additional right of cancellation)) will be applied pro rata between the Commitments of each Bank in the relevant Tranche.

7.    REPAYMENT

      (a) The Borrower will repay Utilisations on each Instalment Date and each Mandatory Cancellation Date in such amount as will ensure that:

            (i)   the  Tranche  A  Utilisations  do not  exceed  the  Tranche  A
                  Commitments then in effect (after giving effect to any reduction and cancellation of Commitments on such date); and

            (ii)  the  Tranche  B  Utilisations  do not  exceed  the  Tranche  B
                  Commitments then in effect (after giving effect to any reduction and cancellation of Commitments on such date).

      (b) If at any time the Zloty Limits of any Tranche B Bank are reduced in accordance with Clause 5.5 (Zloty Limit) below the Zloty Equivalent of the Tranche B Advances outstanding and owing to such Tranche B Bank at such time, the Borrower will repay Utilisations in such amounts as will ensure that such Tranche B Advances are equal to the Zloty Limits of such Tranche B Bank at such time.

      (c) If, by the First Mandatory Registration Date: (i) the Asset Pledge has not been registered in the register of pledges in Warsaw and
            (ii) Shareholders owning at least 51% of the outstanding Shares shall have failed to execute and deliver the requisite Ordinary Share Pledges and Registered Share Pledges to the Security Agent and failed to have filed such Registered Share Pledges for registration in the register of pledges in Warsaw and the Agent shall not have received an opinion of counsel satisfactory to it, the Borrower will, immediately upon the earlier to occur of (x) receipt of written notice of the Agent (acting upon the instructions of the Majority Banks) and (y) the 30th Business Day after the First Mandatory Registration Date, repay all Utilisations.

      (d) If, by the Final Mandatory Registration Date, (i) the Asset Pledge has not been registered in the register of pledges in Warsaw and
            (ii) the Registered Share Pledge has not been registered in the register of pledges in Warsaw, the Borrower will, immediately upon the earlier to occur of (x) receipt of written notice of the Agent (acting upon the instructions of the Majority Banks) and (y) the 30th Business Day after the Final Mandatory Registration Date, repay all Utilisations.


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      (e)   The  Borrower  will repay all  Utilisations  on the Final  Repayment
            Date.

8.    PREPAYMENT

8.1   Prohibition

      The Borrower may not prepay all or any part of any Advance except as expressly provided in this Agreement.

8.2   Voluntary prepayment of Advances

      (a) Subject to paragraph (c) below, the Borrower, on giving not less than three Business Days (for a prepayment of Tranche A Advances) and ten Business Days (for a prepayment of Tranche B Advances) prior written notice to the Agent (which shall promptly give notice of the same to the Banks in the Tranche under which a Utilisation is being prepaid) specifying, inter alia, the amount and date for prepayment and, identifying the Advance concerned, may prepay any Advance without penalty on the Interest Date applicable to such Advance(s) (or, subject to Clause 24 (Indemnities), at any other time) in whole or in part.

      (b) Any prepayment of part of an Advance shall be in a minimum amount of an Original Euro Amount of (euro)5,000,000 (in the case of Tranche
            A) or the Zloty Equivalent thereof (in the case of Tranche B) rounded up or down to the nearest 10,000 Zloty and an integral multiple of an Original Euro Amount of (euro)5,000,000 (in the case of Tranche A) or the Zloty Equivalent thereof (in the case of Tranche B) rounded up or down to the nearest 10,000 Zloty.

      (c)   Any  such   prepayment   shall  be  applied  pro  rata  against  the
            participations of the Banks in the Advances prepaid.

8.3   Additional right of prepayment

      If the Borrower serves a notice of cancellation under Clause 6.3 (Additional right of cancellation) in relation to a Bank, on the date that such Bank's Commitment is cancelled, the Borrower shall prepay all of that Bank's participations in Advances.

8.4   General provisions relating to prepayment

      (a) Any notice of prepayment given under this Agreement shall be irrevocable, and the Borrower shall be bound to prepay in accordance with such notice.

      (b) Amounts repaid or prepaid in respect of any Advance may be reborrowed hereunder subject to the other terms of this Agreement.

      (c) Any repayment or prepayment of any Utilisation under any provision of this Agreement shall be made together with interest and fees accrued on the amount repaid or prepaid and any amount which becomes due and payable as a result of that repayment or prepayment pursuant to Clause 24 (Indemnities).

8.5   UMTS Prepayment

      (a) The Borrower may, at any time, submit a UMTS Business Plan to the Banks, in a form reasonably satisfactory to the Agent, for approval by the UMTS Approval Banks. The UMTS Approval Banks shall, within 21 days after receipt of such Business Plan, approve or reject such UMTS Business Plan by written notice from the Agent to the Borrower. In the event that the UMTS Approval Banks reject such UMTS Business Plan, the Borrower shall have one month from the date on which the Agent notifies the Borrower of such rejection to submit an amended UMTS Business Plan to the Banks, in a form reasonably satisfactory to the Agent, for approval by the UMTS Approval Banks, which the UMTS Approval Banks shall, within


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            21 days after the receipt of such amended Business Plan,  approve or reject by written notice from the Agent to the Borrower. If the UMTS Approval Banks (through the Agent) fail to notify the Borrower of their approval or rejection of any such UMTS Business Plan delivered pursuant to this Clause 8.5 within the applicable 21 day period, the UMTS Approval Banks shall be deemed to have approved such UMTS Business Plan.

      (b) If the UMTS Approval Banks reject any UMTS Business Plan submitted by the Borrower pursuant to this Clause 8.5, the Borrower may elect by written notice (a "UMTS Prepayment Notice") to the Agent (which shall promptly give notice of the same to the Banks), given no later than one month from the date on which the Agent notifies the Borrower of its second and final rejection, to prepay the Advances in full and cancel the Commitments in full within nine months of the delivery of such UMTS Prepayment Notice. Any such UMTS Prepayment Notice shall specify the date of such prepayment and cancellation and if such UMTS Prepayment Notice is given, the Borrower shall prepay the Advances in full and the Commitments shall be automatically cancelled in full on the date specified therein.

9.    INTEREST PERIODS

9.1   Selection and agreement

      (a) The duration of each Interest Period for an Advance shall be three months; provided, however, that the Borrower may notify the Agent not later than five Business Days prior to the first day of each Interest Period, specifying that the duration of such Interest
            Period:

            (i) for Tranche A Advances, shall be one, two, three, six or, as may be agreed by the Agent, acting on the instructions of all the Tranche A Banks, twelve months; provided further that until the completion of syndication to the reasonable satisfaction of the Agent, each Interest Period shall be one month; and

            (ii) for Tranche B Advances, shall be one, three, six or, as may be agreed by the Agent, acting on the instructions of all the Tranche B Banks, twelve months.

      (b) Any Interest Period for which no effective selection notice is received by the Agent shall be of three months' duration.

      (c) No Interest Date may overrun an Instalment Date if, having regard to the Interest Dates of outstanding Advances, it would cause the Commitments to be exceeded if the relevant Advance were not repaid on that Instalment Date.

9.2   Duration

      (a) Each Interest Period for an Advance shall commence on the expiry of its immediately preceding Interest Period.

      (b) If any Interest Period for any Advance would otherwise end on a day which is not a Business Day, such Interest Period shall end instead on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

9.3   Notification

      The Agent will notify the Banks participating in that Advance and the Borrower of the duration and rate of interest of each Interest Period relating to each Advance under that Tranche promptly after ascertaining the same.


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9.4   Adjustments

      (a) If two or more Interest Periods relating to Advances under the same Tranche denominated in the same currency end at the same time, then on the last day of those Interest Periods, those Advances shall be consolidated into and treated as a single Advance and shall constitute one Utilisation for the purposes of Clause 5.2(b) (Form of Request).

      (b) The Agent and the Borrower may enter into such other arrangements for the consolidation and splitting of Advances or Interest Periods as permitted under 9.1(a) and as they may agree.

10.   INTEREST

10.1  Rate

      The rate of interest applicable to each Advance for each Interest Period applicable to it shall be the rate per annum determined by the Agent to be the aggregate of:

      (a)   the Applicable Margin;

      (b)   (i)   in the case of any  Tranche  A  Advance  made in any  Optional
                  Currency, LIBOR on the Rate Fixing Day therefor;

            (ii) in the case of any Tranche A Advance made in Euro, EURIBOR on the Rate Fixing Day therefor; and

            (iii) in the case of any  Advance  made in Zloty,  WIBOR on the Rate
                  Fixing Day therefor; and

      (c)   the Additional Costs Rate.

10.2  Due dates

      Save as otherwise provided in this Agreement, accrued interest on each Advance is payable by the Borrower on the last day of each Interest Period for that Advance and, if the Interest Period is twelve months in duration, six monthly.

10.3  Default interest

      (a) If the Borrower fails to pay any amount payable by it under the Senior Finance Documents, it shall, forthwith on demand by the Agent pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, at a rate (the "default rate") determined by the Agent to be two per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted an Advance in the currency of the overdue amount for such successive Interest Periods of such duration as the Agent may determine (each a "Designated Interest Period") or if of principal, if such due date falls during an Interest Period, the rate on the overdue amount under Clause 10.1 (Rate) immediately before the due date during such Interest Period.

      (b) The default rate will be determined by the Agent on each Business Day or two Business Days or Target Days before the first day of the relevant Designated Interest Period, as appropriate.

      (c) If the Agent determines that deposits in the currency of the overdue amount are not at the relevant time being made available by the Reference Banks to leading banks in the London, European or Warsaw interbank market (as applicable), the default rate will be determined by reference to the cost of funds to each of the Banks from whatever sources it may reasonably select.


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10.4  Notification

      The Agent shall promptly notify the Borrower and the Banks of the determination by the Agent of a Designated Interest Period and a default rate of interest under this Agreement.

10.5  Margin adjustment

      (a) The Applicable Margin will be 1.5 per cent. per annum unless adjusted in accordance with this Clause 10.5.

      (b) The Borrower will deliver to the Agent (by no later than the date it delivers to the Agent the quarterly financial statements specified in Clause 19.2(a)(ii)(A) (Financial Information and Business Plan)) a notice signed by a member of the Management Board or by the Borrower's Group Treasurer in the agreed form (a "Margin Notice") specifying the ratio of Senior Debt to EBITDA as calculated in accordance with Clause 21.1 (Senior Debt to EBITDA) as at the date to which the relevant financial statements were prepared for the purposes of calculating whether the Applicable Margin is to be adjusted in accordance with this Clause 10.5.

      (c) Subject to paragraph (d) below, the Applicable Margin will be adjusted (upwards or downwards) to the percentage rates per annum specified in Column 1 below set opposite the range into which the ratio of Senior Debt of the Group to EBITDA of the Group, as shown in the Margin Notice, falls:

                    Column 1                            Column 2
                Applicable Margin               Senior Debt/EBITDA ratio

                      1.50%                             >3.0 : 1
                      1.40%                      </= 3.0 : 1 and >2.0 : 1
                      1.30%                            </=2.0 : 1

      (d) The adjustment (if any) specified in (c) above will apply to the Applicable Margin and all then outstanding Advances with effect from the date on which the Margin Notice was received. If the first
            Utilisation hereunder occurs prior to the date on which the financial statements specified in Clause 19.2(a)(ii)(A) (Financial Information and Business Plan) relating to the quarterly Accounting Period ending 31 December, 2000 are delivered to the Agent together with the requisite Margin Notice then the Applicable Margin shall be determined by reference to the quarterly financial statements and the requisite Margin Notice relating to the quarterly Accounting Period ending 30 September, 2000 and for this purpose the Borrower shall deliver to the Agent such quarterly financial statements and Margin Notice on or before the date on which the first Request is delivered by the Borrower hereunder.

      (e) If the Borrower fails to deliver a Margin Notice in accordance with paragraph (b) above the Applicable Margin with effect from the last date permitted for delivery of the relevant accounts under Clause 19.2(a)(ii)(A) (Financial Information and Business Plan) will be 1.50% provided that if that Margin Notice is delivered later, the Applicable Margin will be adjusted in accordance with this Clause
            10.5 with effect from the date the Margin Notice is delivered.

11.   SELECTION OF OPTIONAL CURRENCIES

11.1  Selection

      (a) The Borrower may select the currency of a Tranche A Advance for an Interest Period in either the relevant Request or if the Advance is outstanding, a notice received by the Agent not later than four Business Days before the first day of that Interest Period. In the latter case, the Borrower may specify whether that Tranche A Advance is to be denominated in more than one currency, and, if so, the amount in Euro of each such currency (being a minimum Original


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            Euro  Amount  of   (euro)10,000,000   or  an  integral  multiple  of
            (euro)5,000,000 or the balance of the Tranche A Advance, if more).

      (b) The currency of each Tranche A Advance must be Euro or an Optional Currency.

      (c) If the Borrower fails to give a notice in respect of an outstanding Tranche A Advance in accordance with paragraph (a) above, that Tranche A Advance will remain denominated for its next Interest Period in the same currency in which it is then denominated.

      (d) Each part of a Tranche A Advance which is to be denominated in a different currency from any other part of that Tranche A Advance will be treated as a separate Tranche A Advance.

      (e) The Borrower may not choose a currency if as a result the Tranche A Advances would be denominated at any one time in more than five currencies.

      (f) The Agent shall notify each Tranche A Bank of the currency, the Original Euro Amount and the amount of its participation in each Tranche A Advance promptly (and in any event, before 1 p.m. three Business Days before the relevant Utilisation Date) after they are ascertained.

11.2  Revocation of currency

      If before 9.30 a.m. Warsaw time on any Rate Fixing Day, the Agent receives notice from a Tranche A Bank that:

      (a) it is impracticable for the Tranche A Bank to fund its participation in the Tranche A Advance in the relevant Optional Currency during that Interest Period in the ordinary course of business in the European interbank market; and/or

      (b) the use of the proposed Optional Currency might contravene any law or regulation,

      the Agent shall give notice to the Borrower and to the Tranche A Banks to that effect before 11.00 a.m. Warsaw time on that day. In this event:

            (i) the Borrower and the Tranche A Banks may agree that the drawdown will not be made; or

            (ii)  in the absence of agreement and in any other case:

                  (1) that Tranche A Bank's participation in the Tranche A Advance (or, if more than one Tranche A Bank is similarly affected, those Tranche A Bank's participations in the Tranche A Advances) shall be treated as a separate Tranche A Advance denominated in Euro during the relevant Interest Period;

                  (2) in the definition of "LIBOR" or "EURIBOR" (insofar as such definition applies to that Tranche A Advance) in Clause 1.1 (Definitions):

                        (A) there shall be substituted for the time "11.00 a.m." the time "1.00 p.m."; and

                        (B)   paragraph (c) of that definition shall apply.

11.3  Sterling

      Each Tranche A Bank shall advance its participation in any Tranche A Advance in Sterling through a Facility Office outside the United Kingdom.


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12.   AMOUNT OF OPTIONAL CURRENCIES

12.1  Drawdowns

      If a Tranche A Advance is to be drawn down in an Optional Currency, the amount of each Tranche A Bank's participation in that Tranche A Advance will be determined by converting into that Optional Currency the Tranche A Bank's participation in the Original Euro Amount of that Tranche A Advance on the basis of the Agent's Spot Rate of Exchange three Business Days before its Utilisation Date.

12.2  Change of currency

      (a) If a Tranche A Advance is to be continued during its next Interest Period in a different currency (the "new currency") from that in which it is currently denominated, then, on the last day of its current Interest Period:

            (i) each Tranche A Bank shall pay an amount equal to its participation in the amount of such Tranche A Advance as of the beginning of its next Interest Period in the new currency (the "New Amount") to the Agent, who shall hold the same on behalf of such Tranche A Bank;

            (ii)  the Agent shall:

                  (A) apply the New Amount so made available to it by each Tranche A Bank in or towards the purchase of such Tranche A Bank's portion of the amount of such Tranche A Advance as of the last day of its current Interest Period (the "Existing Amount") and pay the amount so purchased to such Tranche A Bank; and

                  (B) pay any portion of the amount made available to it by the Tranche A Banks and not applied in accordance with paragraph (A) above to the Borrower; and

            (iii) the  Borrower  shall pay to the Agent for the  account of each
                  Tranche A Bank a sum equal to the amount (if any) by which such Tranche A Bank's share of the Existing Amount of such Tranche A Advance exceeds the portion thereof purchased by the Agent pursuant to paragraph (ii)(A) above.

      (b) If the new currency is Euro, the amount of each Tranche A Bank's participation in that Tranche A Advance will be its participation in the Original Euro Amount of that Tranche A Advance for that Interest Period.

      (c) If the new currency is an Optional Currency, the amount of each Tranche A Bank's participation in that Tranche A Advance will be determined by converting into the new currency its participation in the Original Euro Amount of that Tranche A Advance on the basis of the Agent's Spot Rate of Exchange three Business Days before the commencement of that Interest Period.

12.3  Same Optional Currency

      (a) If a Tranche A Advance is to be continued during its next Interest Period in the same Optional Currency as that in which it is denominated during its current Interest Period, there shall be calculated the difference between the amount of the Tranche A Advance (in that Optional Currency) for the current Interest Period and for the next Interest Period. The amount of the Tranche A Advance for the next Interest Period will be determined by notionally converting into that Optional Currency the Original Euro Amount of the Tranche A Advance on the basis of the Agent's Spot Rate of Exchange two Business Days before the commencement of that Interest Period.


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      (b)   At the end of the current  Interest  Period (but  subject  always to paragraph (c) below):

            (i) if the amount of the Tranche A Advance for the next Interest Period is less than for the preceding Interest Period, the Borrower shall repay the difference; or

            (ii) if the amount of the Tranche A Advance for the next Interest Period is greater, each Tranche A Bank shall forthwith make available to the Agent for the Borrower its participation in the difference.

      (c) If the Agent's Spot Rate of Exchange for the next Interest Period shows an appreciation or depreciation of the Optional Currency against Euro of less than five per cent. when compared with the Original Exchange Rate, no amounts are payable in respect of the difference. In this Clause 12, "Original Exchange Rate" means the Agent's Spot Rate of Exchange used for determining the amount of the Optional Currency for the Interest Period which is the later of the following:

            (i) the Interest Period during which the Tranche A Advance was first denominated in that Optional Currency if the Tranche A Advance has since then remained denominated in that Optional Currency; and

            (ii) the most recent Interest Period immediately prior to which a difference was required to be paid under this Clause 12.3.

12.4  Prepayments and repayments

      If a Tranche A Advance is to be repaid or prepaid by reference to an Original Euro Amount, the Optional Currency amount to be repaid or prepaid shall be determined by reference to the Agent's Spot Rate of Exchange last used for determining the Optional Currency amount of that Tranche A
      Advance  under this Clause 12 or, if  applicable,  the  Original  Exchange
      Rate.

12.5  Notification

      The Agent shall notify the Tranche A Banks and the Borrower of Optional Currency amounts (and the applicable Agent's Spot Rate of Exchange) promptly after they are ascertained.

13.   PAYMENTS

13.1  Place

      All payments by the Borrower or a Bank under the Senior Finance Documents shall be made to the Agent to its account at such office or bank in the principal financial centre of the country of the relevant currency (or, in the case of Euro, any financial centre in which payment in Euro can be effected) as it may notify to the Borrower or that Bank for this purpose. Notwithstanding the above, all payments by the Borrower to any Lead Arranger under Clauses 26 (Fees) and 27 (Expenses) shall be made direct to such Lead Arranger in the manner agreed by such Lead Arranger and the Borrower. Payments by Banks to the Agent under Tranche B shall be made prior to 10 a.m. Warsaw time on the date such payment is due.

13.2  Funds

      Payments under the Senior Finance Documents to the Agent shall be made for value on the due date at such times and in such funds as the Agent may specify to the Party concerned as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.


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13.3  Distribution

      (a) Each payment received by the Agent under the Senior Finance Documents for another Party shall, subject to paragraphs (b) and (c) below, be made available by the Agent to that Party by payment (on the date and in the currency and funds of receipt) to its account with such office or bank in the principal financial centre of the country of the relevant currency (or, in the case of Euro, any financial centre in which payment in Euro can be effected) as it may notify to the Agent for this purpose by not less than five Business Days' prior notice.

      (b) The Agent may apply any amount received by it for the Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Borrower under the Senior Finance Documents or in or towards the purchase of any amount of any currency to be so applied.

      (c) Where a sum is to be paid to the Agent under the Senior Finance Documents for another Party, the Agent is not obliged to pay that sum to that Party until it has established that it has actually received that sum. The Agent may, however, assume that the sum has been paid to it in accordance with this Agreement, and, in reliance on that assumption, make available to that Party a corresponding amount. If the sum has not been made available but the Agent has paid a corresponding amount to another Party, that Party shall forthwith on demand by the Agent refund the corresponding amount together with interest on that amount from the date of payment to the date of receipt, calculated at a rate determined by the Agent to reflect its cost of funds.

      (d) The Agent shall not be obliged to pay any amount in Zloty if it is unable to establish that it has actually received such amount from the Borrower or the Tranche B Banks prior to 10 a.m. Warsaw time on the date such payment should otherwise be made.

13.4  Currency

      (a) Subject to paragraph (e) below, a repayment or prepayment of a Utilisation or any part of a Utilisation is payable in the currency in which the Utilisation is denominated on its due date.

      (b) Interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

      (c) Amounts payable in respect of costs, indemnities, expenses and Taxes and the like are payable in the currency in which they are incurred.

      (d) Any other amount payable under the Senior Finance Documents is, except as otherwise provided in this Agreement, payable in Euro.

      (e) For the purpose of the effectiveness and enforcement of the notarial deed of submission to execution pursuant to Art. 777 Sec. 1.5 of the Polish Code of Civil Procedure and the other Polish Security Documents, the Parties agree that, with respect to the Borrower's payment of the obligations referred to in paragraphs (a), (b), (c) and (d) above, the Finance Parties shall, without prejudice to the Finance Parties' rights to claim such payments in the relevant currencies and without prejudice to mandatory provisions of Polish law, be entitled to claim such payments from the Borrower be made in Euro.

13.5  Set-off and counterclaim

      All payments made by the Borrower under the Senior Finance Documents shall be made without set-off or counterclaim.


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13.6  Non-Business Days

      (a) If a payment under the Senior Finance Documents is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

      (b) During any extension of the due date for payment of any principal under this Agreement interest is payable on that principal at the rate payable on the original due date.

13.7  Partial payments

      If the Agent receives a payment insufficient to discharge all the amounts then due and payable by the Borrower under the Senior Finance Documents, the Agent shall apply that payment towards the obligations of the Borrower under the Senior Finance Documents in accordance with Clause 31.2 (Application of payments).

14.   TAXES

      (a) All payments by the Obligors under the Senior Finance Documents shall be made without any deduction and free and clear of and without deduction for or on account of any Taxes, except to the extent that the payor is required by law to make payment subject to any Taxes. Subject to paragraph (b) below, if any Tax or amounts in respect of Tax must be deducted, or any other deductions must be made, from any amounts payable or paid by an Obligor, or paid or payable by the Agent to a Finance Party, under the Senior Finance Documents, that Obligor shall pay at the same time, or promptly upon notification by the Agent where the deduction has been made by the Agent, such additional amounts as may be necessary to ensure that the relevant Bank receives a net amount equal to the full amount which it would have received had payment not been made subject to Tax or any other deduction.

      (b) An Obligor is not obliged to pay any additional amount pursuant to paragraph (a) above (i) in respect of any deduction which would not have been required if, upon reasonable written request of such Obligor to the Agent and the relevant Finance Party, the relevant Finance Party had completed a tax residence certificate confirmed or issued by the applicable tax authority of each Finance Party, a declaration, claim, exemption or other applicable form which it was, at the time of such request, lawfully able to complete and which did not require disclosure of information which the relevant Finance Party reasonably considered to be confidential or (ii) in respect of any Tax on overall net income of a Bank (or the overall net income of a division or branch of the Bank) imposed in the jurisdiction in which its principal office or Facility Office is situated.

      (c)   If:

            (i) on the Signing Date, any Bank which is a Party on the Signing Date is not a Qualifying Bank; or

            (ii) after the Signing Date, a Bank ceases to be a Qualifying Bank, other than as a result of the introduction of, suspension, withdrawal or cancellation of, or change in, or change in the official interpretation, administration or official application of, any law, regulation having the force of law, tax treaty or any published practice or published concession of the Polish tax authorities or any other relevant taxing or fiscal authority in any jurisdiction with which the relevant Bank has a connection, occurring after the Signing Date; or

            (iii) on the date of any transfer  under Clause 30.2  (Transfers  by
                  Banks), a New Bank (as such term is defined in that Clause) is not a Qualifying Bank,


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            then the  Borrower  shall not be  liable  to pay to that Bank  under paragraph (a) above any amount in respect of Taxes levied or imposed by the Polish taxing authority or any taxing authority of or in Poland in excess of the amount it would have been obliged to pay if that Bank had been a Qualifying Bank.

      (d) If an Obligor makes a payment pursuant to paragraph (a) above for the account of any Bank and such Bank determines, in its sole discretion, that it has received or been granted a credit against, or relief or remission or repayment of, any Tax paid or payable by it (a "Tax Credit") which is attributable to that payment or the corresponding payment under the Senior Finance Documents such Bank shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Obligor such amount as the Bank acting in good faith determines to be attributable to such payments and which will leave the Bank (after such payment) in no better or worse position than it would have been if the Obligor had not been required to make any deduction or withholding.

      (e) Nothing in this Clause 14 shall interfere with the right of a Bank to arrange its tax affairs in whatever manner it thinks fit and, without limiting the foregoing, no Bank shall be under any obligation to claim a Tax Credit or to claim a Tax Credit in priority to any other claims, relief, credit or deduction available to it. Notwithstanding any other provision of this Clause 14, no Bank shall be obliged to disclose any information relating to its tax affairs or any computations in respect thereof.

      (f)   Each Obligor shall:

            (i) pay when due all Taxes required by law to be deducted or withheld by it from any amounts paid or payable under the Senior Finance Documents;

            (ii) within 30 days of the payment being made, deliver to the Agent for the relevant Finance Party evidence satisfactory to that Finance Party (including all relevant Tax receipts within 30 days or if later, as soon as they are available) that the payment has been duly remitted to the appropriate authority; and

            (iii) forthwith on demand  indemnify  each Finance Party against any loss or liability which that Finance Party incurs as a consequence of the non-payment of those Taxes.

      (g) Each Bank represents to the Agent that, in the case of a Bank which is a Bank on the Signing Date and, in the case of a Bank which becomes a Bank after the date of this Agreement, on the date it becomes a Bank, in relation to the Facilities, it is:

            (i)   either:

                  (A) not resident in the United Kingdom for United Kingdom tax purposes; or

                  (B) a bank as defined in section 840A of the Income and Corporation Taxes Act 1988 and resident in the United Kingdom; and

            (ii) beneficially entitled to the principal and interest payable by the Agent to it under this Agreement;

            and, if it is able to make those representations on the Signing Date or the date it becomes a Bank, shall forthwith notify the Agent if either representation ceases to be correct.

15.   MARKET DISRUPTION

15.1  Disruption events

      (a) If, in relation to any proposed Tranche A Advance and any Interest Period relative thereto:


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            (i)   no, or where there is more than one  Tranche A Reference  Bank only one, Tranche A Reference Bank supplies an interest rate to the Agent as required by the definition of "LIBOR" or "EURIBOR" after the Agent has requested such a rate from the Tranche A Reference Banks; or

            (ii) the Agent has received notification from a Tranche A Bank or Banks whose participations in such Tranche A Advance constitute at least forty per cent. (40%) by value of such Tranche A Advance that by reason of circumstances affecting the European interbank market:

                  (A) deposits in the currency of such Tranche A Advance for the same period as such Interest Period are not available to them in the interbank market in sufficient amounts in the ordinary course of business to fund their respective participations in such Tranche A Advance for such Interest Period, or

                  (B) whilst such deposits are so available, the cost of such deposits exceeds LIBOR or EURIBOR as determined in relation to such Tranche A Advance for such Interest Period,

                  the Agent shall promptly give written notice of such determination or notification to the Borrower and each of the Tranche A Banks and each Tranche A Bank which is affected by the circumstances described in paragraph (ii) above shall be an "Affected Bank".

      (b) If, in relation to any proposed Tranche B Advance and any Interest Period relative thereto:

            (i) fewer than three Tranche B Reference Banks supply an interest rate to the Agent as required by the definition of WIBOR after the Agent has requested such a rate from the Tranche B Reference Banks; or

            (ii) the Agent has received notification from a Tranche B Bank or Banks whose participations in such Tranche B Advance constitute at least forty per cent. (40%) by value of such Tranche B Advance that by reason of circumstances affecting the Warsaw interbank market:

                  (A) deposits in Zloty for the same period as such Interest Period are not available to them in the interbank market in sufficient amounts in the ordinary course of business to fund their respective participations in such Tranche B Advance for such Interest Period, or

                  (B) whilst such deposits are so available, the cost of such deposits exceeds WIBOR as determined in relation to such Tranche B Advance for such Interest Period,

                  the Agent shall promptly give written notice of such determination or notification to the Borrower and each of the Tranche B Banks and each Tranche B Bank which is affected by the circumstances described in paragraph (ii) above shall be an "Affected Bank".

15.2  Effect

      After the giving of any notice by the Agent pursuant to Clause 15.1 (Disruption events) to the effect that it has received notification in accordance with Clause 15.1 (Disruption events):

      (a) each Bank which is not an Affected Bank shall be obliged to participate in the Advance to which such notification relates; and


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      (b)   each Affected  Bank,  other than an Affected Bank to which funds are not reasonably available, shall be obliged to participate in the Advance to which the notification relates subject to Clause 15.3 (Negotiation and Substitute Basis).

15.3  Negotiation and Substitute Basis

      (a) During the period of 30 days (the "30 Day Period") after the giving of any notice by the Agent pursuant to Clause 15.1 (Disruption events), the Agent (in consultation with the Banks in the relevant Tranche) shall negotiate with the Borrower in good faith with a view to ascertaining whether a substitute basis (a "Substitute Basis") may be agreed for the making of further Advances and/or the maintaining of any existing Advances by the Banks to which such notice by the Agent related for the current Interest Period relative to those Advances. If a Substitute Basis is agreed by all the Banks in the relevant Tranche and the Borrower, such Substitute Basis shall apply in accordance with its terms from the commencement of the next Interest Period relating to each relevant Advance. The Agent shall not agree any Substitute Basis on behalf of any Bank without the prior consent of that Bank.

      (b) From the beginning of the 30 Day Period to the commencement of the next Interest Period relating to each relevant Advance, each Affected Bank's participation in each outstanding Advance to which such notification related shall bear interest during the Interest Period therefor until and unless such Substitute Basis is agreed, at the Applicable Margin plus the rate certified by such Affected Bank to be its cost of funds (from such source as it may reasonably select) for such Interest Period.

      (c) If the Agent and the Borrower fail to agree on a Substitute Basis within 30 days from the date of such notice the Agent shall determine the rate of interest to apply to each Affected Bank's participation in each then existing Advance during such Interest Period by reference to the Applicable Margin plus the cost to such Affected Bank of funding the portion of the Advances scheduled to be outstanding during such Interest Period from whatever sources it reasonably selects out of those sources then available to it.

16.   INCREASED COSTS

16.1  Increased costs

      (a) Subject to Clause 16.3 (Exceptions), the Borrower shall forthwith on demand by a Bank through the Agent pay to that Bank, the amount of any increased cost incurred by it or any of its Holding Companies as a result of:

            (i) the introduction of, or any change in, or any change in the interpretation or application of, any law or regulation applicable to a whole class of financial institutions of which that Bank is one; or

            (ii) compliance with any regulation made after the date of this Agreement,

            including any law or regulation relating to Taxation, change in currency of a country or reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary control.

      (b)   In this Agreement "increased cost" means:

            (i) an additional cost incurred by a Bank or any of its Holding Companies as a result of it having entered into, or performing, maintaining or funding its obligations under, any Senior Finance Document; or

            (ii) that portion of an additional cost incurred by a Bank or any of its Holding Companies in making, funding or maintaining all or any advances comprised in a class of


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                  advances formed by or including that Bank's  participations in the Utilisations made or to be made under this Agreement as is attributable to that Bank making, funding or maintaining those participations; or

            (iii) a  reduction  in any  amount  payable  to a Bank or any of its
                  Holding Companies or the effective return to a Bank or any of its Holding Companies under this Agreement or (to the extent that it is attributable to this Agreement) on its capital; or

            (iv) the amount of any payment made by a Bank or any of its Holding Companies, or the amount of any interest or other return foregone by a Bank or any of its Holding Companies, calculated by reference to any amount received or receivable by that Bank or any of its Holding Companies from any other Party under this Agreement.

16.2  Bank Guarantee Fund

      (a) Where any Tranche B Bank (or its Holding Company) is obliged to make a payment into the Bank Guarantee Fund as a result of it maintaining its Commitment, making, funding or maintaining all or any advances comprised in a class of advances formed by or including its (or such Finance Party's) participation in some or all of the Utilisations made or to be made under this Agreement, that Tranche B Bank may, within 30 days of making a payment into the Bank Guarantee Fund, send to the Agent a notice of such payment. The Agent shall reasonably determine the amount which was paid by that Tranche B Bank to the Bank Guarantee Fund which is attributable on the basis of Polish law to its making, funding or maintaining Advances under this Agreement or maintaining its obligation, if any, to provide Utilisations. The Agent shall send a certificate signed by its senior credit officer of the amount so determined to the Borrower.

      (b) Within 30 days after receipt of a certificate presented by the Agent in accordance with paragraph (a) above, the Borrower shall pay to the Agent for the account of the relevant Tranche B Bank (or, as the case may be, Holding Company of such Tranche B Bank) the amount set out in the certificate (in the absence of manifest error) so as to compensate such Tranche B Bank (or such Holding Company) for the payment into the Bank Guarantee Fund.

16.3  Exceptions

      Clause 16.1 (Increased costs) does not apply to any increased cost:

      (a) compensated for by the operation of Clause 14 (Taxes) or the payment of the Additional Costs Rate; or

      (b) attributable to any Tax on Overall Net Income of a Bank (or the overall net income of a division or branch of the Bank) imposed in the jurisdiction in which its principal office or Facility Office is situate; or

      (c) of which the relevant Finance Party was aware more than 90 days prior to notifying the Borrower thereof with a computation of the relevant cost; or

      (d) arising directly out of the implementation by the applicable authorities having jurisdiction over such Bank and/or its Facility Office of the matters set out in the statement of the Basle Committee on Banking Regulations and Supervisory Practices dated July, 1988 and entitled "International Convergence of Capital
            Measurement and Capital Standards", or the directives of the European Council (as amended or supplemented prior to the Signing
            Date) of 17th April, 1989 on the own funds of credit institutions (89/229/EEC) and of 18th December, 1989 on the solvency ratio for credit institutions (89/647/EEC), in each case to the extent and according to the timetable provided therein.


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17.   ILLEGALITY AND MITIGATION

17.1  Illegality

      If it is or becomes unlawful in any jurisdiction for a Bank to give effect to any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Utilisation, then:

      (a)   that Bank may notify the Borrower through the Agent; and

      (b)   if that Bank so notifies the Borrower (through the Agent),

            (i) the Borrower shall prepay the participations of that Bank in all the Utilisations; and

            (ii)  the Commitments of that Bank shall be cancelled,

            in each case forthwith or if later, the latest date permitted by applicable law as notified to the Borrower by such Bank through the Agent.

17.2  Mitigation

      Notwithstanding the provisions of Clauses 14 (Taxes), 15.1 (Disruption events), 16.1 (Increased Costs) and 17.1 (Illegality), if in relation to a Bank or (as the case may be) the Agent circumstances arise which would result in:

      (a) any deduction, withholding or payment of the nature referred to in Clause 14 (Taxes); or

      (b) any market disruption of the nature referred to in Clause 15.1 (Disruption events); or

      (c) any increased cost of the nature referred to in Clause 16.1 (Increased Costs); or

      (d)   a notification pursuant to Clause 17.1 (Illegality),

      then without in any way limiting, reducing or otherwise qualifying the rights of such Bank or the Agent, such Bank shall promptly upon becoming aware of the same notify the Agent thereof (whereupon the Agent shall promptly notify the Borrower) and such Bank shall use all reasonable endeavours to transfer its participation in the relevant Tranche and its rights hereunder and under the Senior Finance Documents to another bank or Facility Office not affected by the circumstances having the results set out in (a), (b) or (c) above or otherwise take such reasonable steps as may be open to it to mitigate the effects of such circumstances but always taking into account that such Bank shall not be under any obligation to take any such action if, in its opinion, to do so would or might have a material adverse effect upon its business, operations or financial condition or would involve it in any unlawful activity or any activity that is contrary to its policies or any request, guidance or directive of any competent authority (whether or not having the force of law) or (unless indemnified to its reasonable satisfaction) would involve it in any significant expense or tax disadvantage.

18.   REPRESENTATIONS AND WARRANTIES

18.1  Representations and warranties

      The Borrower makes the representations and warranties set out in this Clause 18 to each of the Finance Parties.

18.2  Status

      (a)   It is a limited  liability  company,  duly  incorporated and validly existing under the laws of Poland and each other Obligor is a corporation or limited liability company, duly incorporated and validly existing under the laws of the jurisdiction of its incorporation; and


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      (b)   each  member of the Group has the power to own its  assets and carry on its business as it is being conducted.

18.3  Powers and authority

      Each Obligor has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, the Senior Finance Documents to which it is or will be a party and the transactions contemplated by those Senior Finance Documents.

18.4  Legal validity

      Each Senior Finance Document to which any Obligor is or will be a party constitutes, or when executed in accordance with its terms will constitute, its legal, valid and binding obligation enforceable in accordance with its terms subject to applicable insolvency and other laws affecting creditors' rights generally.

18.5  Authorisations

      (a) All authorisations required or the absence of which may prejudice the Finance Parties in connection with the entry into, performance, validity and enforceability of the Senior Finance Documents and the transactions contemplated by the Senior Finance Documents have been obtained or effected and are in full force and effect.

      (b) The Borrower holds the GSM Licence, the DCS-1800 Licence and the UMTS Licence and each Obligor holds all Necessary Authorisations and has received no notice of proceedings relating to the revocation of the GSM Licence, the DCS-1800 Licence, the UMTS Licence or any other licence, certificate, franchise or permit, which individually or in the aggregate, if the subject of an unfavourable ruling or finding, would have a Material Adverse Effect.

18.6  Pari passu ranking

      Each Obligor's  obligations  under the Senior  Finance  Documents rank and
      will  rank  at  least  pari  passu  with  all  its  other   unsecured  and
      unsubordinated obligations except for obligations which are mandatorily preferred by law applying to companies generally.

18.7  Stamp duties

      No stamp or registration duty or similar Taxes or charges are payable in Poland, the Netherlands, Luxembourg or England in respect of any Senior Finance Document other than registration fees in relation to the registration of pledges under the Pledge Law or the laws of the Netherlands, Luxembourg or England relating to the granting of Security Interests which have been paid by the Borrower.

18.8  Immunity

      (a) The execution by each Obligor of each Senior Finance Document to which it is or will be a party constitutes, and its exercise of its rights and performance of its obligations under each Senior Finance Document will constitute, private and commercial acts done and performed for private and commercial purposes.

      (b) No Obligor will be entitled to claim immunity from suit, execution, attachment or other legal process in any proceedings taken in Poland, the Netherlands, Luxembourg or England in relation to any Senior Finance Document.

18.9  Non-conflict

      The entry into and performance by any Obligor of, and the transactions contemplated by, the Senior Finance Documents do not and will not:


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      (a)   conflict with any law or  regulation  or judicial or official  order with which such Obligor is required to comply; or

      (b) conflict with the constitutional documents of any member of the Group; or

      (c) conflict with any document which is binding upon any member of the Group or any asset of any member of the Group.

18.10 No default

      (a) No Default is outstanding or might result from the making of any Utilisation; and

      (b) no other event is outstanding which constitutes (or with the giving of notice or lapse of time might constitute) a default under any document which is binding on any member of the Group or any asset of any member of the Group to an extent or in a manner which could reasonably be expected to have a Material Adverse Effect.

18.11 Litigation

      No litigation, arbitration or administrative proceedings are current or, to its knowledge, pending or threatened, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

18.12 Accounts

      (a)   The Original Borrower Accounts:

            (i)   have  been   prepared  in  accordance   with  the   Accounting
                  Principles consistently applied; and

            (ii) fairly represent the financial condition of the Borrower as at the date to which they were drawn up,

            and there has been no material adverse change in the business, financial condition, operations or performance of the Group (taken as a whole) since the date to which those Accounts were drawn up.

      (b) The annual audited Accounts of the Group and each Principal Member of the Group most recently delivered to the Agent after the Original Borrower Accounts:

            (i)   have  been   prepared  in  accordance   with  the   Accounting
                  Principles consistently applied; and

            (ii)

                  (A) in the case of a Principal Member of the Group, fairly represent the financial condition of each Principal
                        Member of the Group as at the date to which they were drawn up; and

                  (B) in the case of the Group, fairly represent the financial condition of the Group as at the date to which they were drawn up,

            and no event has occurred which would have a Material Adverse Effect since the date those Accounts were drawn up.


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18.13 Security Interests

      (a) The security conferred by the Security Documents constitutes, or will when executed and/or registered (as applicable) constitute, a first ranking Security Interest of the type therein described over the security assets referred to therein and no Security Interest exists over its or any of its Subsidiaries' assets which would cause a breach of Clause 19.8 (Negative Pledge).

      (b) No member of the Group owns any bank account other than (i) bank accounts subject to a first ranking Security Interest in favour of the Finance Parties, (ii) escrow accounts permitted under the Senior Finance Documents or (iii) bank accounts subject to the Bank Account Side Letter.

      (c) None of the shares pledged by any Obligor pursuant to any Security Document is evidenced by a share certificate.

18.14 Information Memorandum

      (a) All information contained in the Information Memorandum (other than information in reports from third parties that has been provided to the Borrower by such third parties) was true in all material respects at its date, all calculations made in the financial models in the Information Memorandum have been made correctly and all expressions of opinion or intention and all forecasts and projections made by it (including any assumptions, forecasts and projections made in connection with the banking base case in the Information Memorandum) contained in the Information Memorandum were arrived at after careful consideration, were fair and were based on reasonable grounds.

      (b) So far as it is aware after due and careful review and enquiry all factual information furnished by the Borrower or its advisors on which the Information Memorandum is based or which is referred to therein was true in all material respects as at its date.

      (c) The Information Memorandum did not omit anything which is material in the context of the business and financial condition of the Borrower.

      (d) As at the Signing Date, nothing has occurred since the date of the Information Memorandum which renders the information therein (as updated prior to the Signing Date) untrue or misleading in any material respect and which is material in the context of the business and financial condition of the Borrower.

18.15 Intellectual Property Rights

      (a) It (and each of its Subsidiaries) owns or has the legal right to use all the Intellectual Property Rights which are material to the conduct of the business of the Group taken as a whole or are required by it in order for it to carry on its business in all material respects as it is being conducted on the Signing Date and as far as it is aware it does not (nor do any of its Subsidiaries), in carrying on its business, infringe any Intellectual Property Rights of any third party in any way which would have a Material Adverse Effect.

      (b) None of the Intellectual Property Rights which are material in the context of the business of any member of the Group is, to its knowledge, being infringed nor, to its knowledge, is there any threatened infringement of those Intellectual Property Rights, by any third party which would have a Material Adverse Effect.

      (c) All registered Intellectual Property Rights owned by it (or any Subsidiary of it) and which are material to the conduct of the business of any member of the Group are subsisting and all actions (including payment of all fees) required to maintain the same in full force and effect have been taken, where lack of subsistence or failure to take any such action would have a Material Adverse Effect.


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18.16 Environmental matters

      (a) It and its Subsidiaries (i) have obtained all requisite Environmental Licences required for the carrying on of its business as currently conducted and (ii) have at all times complied with the terms and conditions of such Environmental Licences and (iii) have at all times complied with all other applicable Environmental Laws, which in each such case, if not obtained or complied with, would have a Material Adverse Effect.

      (b) So far as it is aware after due enquiry, there is no Environmental Claim pending or threatened, against any member of the Group which is reasonably likely to be decided against that member of the Group and which if so decided would have a Material Adverse Effect.

      (c) So far as it is aware after due enquiry, no Dangerous Substance has been used, disposed of, generated, stored, transported, dumped, released, deposited, buried or emitted at, on, from or under any premises (whether or not owned, leased, occupied or controlled by any member of the Group and including any offsite waste management or disposal location utilised by any member of the Group) in circumstances where this would be reasonably likely to result in a liability on any member of the Group which would have a Material Adverse Effect.

18.17 Material Contracts

      (a)   Each of the  Material  Contracts  to which  any  Obligor  is a party
            constitutes  its  legal,   valid  and  binding   obligation  and  is
            enforceable against it in accordance with its terms subject to applicable insolvency and other laws affecting creditors' rights generally, and all authorisations, approvals, consents, licences, exemptions, filings, registrations, recordings, notarisations, and other matters, official or otherwise, necessary in connection with the entry into, performance and validity by and in respect of that party and enforceability against that party have been obtained or effected and are in full force and effect.

      (b) Neither (i) it nor any member of the Group is in breach of any of its material obligations under any Licence, nor (ii) is it nor any member of the Group in breach of any of its obligations under any other Material Contract in a manner or to such an extent which would be reasonably likely to have a Material Adverse Effect.

      (c) There is no material dispute between any parties to the Material Contracts and there have been no material amendments to any Material Contract since the form provided to the Agent prior to the Signing Date.

18.18 Times for Making Representations and Warranties

      (a) The representations and warranties set out in this Clause 18 are made on the date of this Agreement.

      (b)   The representations and warranties set out in Clauses 18.2 (Status),
            18.3 (Powers and authority), 18.4 (Legal validity), 18.5 (Authorisation), 18.6 (Pari Passu Ranking), 18.8 (Immunity), 18.9 (Non-conflict), 18.10 (No default), 18.11 (Litigation), 18.12(b) (Accounts), 18.13 (Security Interests) and 18.17 (Material Contracts) are deemed to be repeated by the Borrower on the date of each Request, each Rollover Date and each Utilisation Date as if they had been given on such dates having regard to the facts and circumstances existing on such dates.


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19.   UNDERTAKINGS

19.1  Duration

      The undertakings in this Clause 19 shall remain in force from the date of this Agreement and for so long as any amount is or may be outstanding under any Senior Finance Document or any Commitment is in force.

19.2  Financial Information and Business Plan

      (a) The Borrower shall procure that there shall be furnished to the Agent in sufficient copies (in electronic form, if agreed to by the Agent) for each of the Banks (or, in the case of Clause 19.2(a)(vii), for each of the Tranche B Banks):

            (i) as soon as the same are available (and in any event within 120 days) after the end of each annual Accounting Period:

                  (A) the audited consolidated Accounts of the Group for that financial year; and

                  (B) the audited Accounts for that financial year for each Principal Member of the Group;

            (ii) as soon as the same are available (and in any event within 45 days) after the end of each quarterly Accounting Period:

                  (A) the financial statements and the unaudited consolidated Accounts of the Borrower and, for each quarterly Accounting Period ending on or after 31 March, 2001, the financial statements and the unaudited consolidated Accounts of the Group for that Accounting Period;

                  (B) the details of the exposure under any hedging transaction or hedging line of credit designated as a "Senior Finance Document" pursuant to Clause 19.14(c); and

                  (C) a list of each Principal Member of the Group; provided, however, that the Borrower shall also procure that such list be furnished upon the request of the Agent.

            (iii) as soon as the same is  available  (and in any event within 60 days after the commencement of each annual Accounting Period), an updated Business Plan covering the period to the Final Repayment Date which has been approved by the management board of the Borrower, on the basis that such Business Plan shall be subject to approval by the supervisory board of the Borrower and, if such supervisory board makes any changes to such Business Plan, as soon as practicable after such changes have been made (and in any event within 1 week of the approval of the Business Plan by such supervisory board, the Business Plan as changed by such supervisory board);

            (iv) as soon as the same is available (and in any event by 31 March, 2001) the UMTS Business Plan approved by the management board of the Borrower and the supervisory board of the Borrower;

            (v) as soon as the same is available (and in any event within 45 days) after the end of each quarterly Accounting Period, a report in an agreed form setting out performance indicators covering the level of, among other things, subscribers, network coverage, revenue per subscriber, acquisition costs per subscriber, churn and Capital


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                  Expenditure  of the  Borrower  and  its  Subsidiaries  for the
                  previous quarterly Accounting Period;

            (vi)  as soon as the same is  available  (and in any event within 45 days) after the end of each quarterly Accounting Period a report in an agreed form setting out the information (including any reconciliation between the accounts of the Borrower and its Subsidiaries) that is needed to calculate the financial covenants contained in Clause 21 (Financial undertakings) and the results of such calculations;

            (vii) at the same time as the annual audited  consolidated  Accounts are delivered pursuant to paragraph (i)(A) above a report of the Auditors in a form reasonably satisfactory to the Agent:

                  (A) setting out in reasonable detail computations establishing, as at the date of such Accounts, whether the Borrower complied with each of the financial ratios set out in Clause 21 (Financial Undertakings);

                  (B) stating whether the Auditors in the course of their audit discovered any breach of the obligations set out in Clause 21 (Financial Undertakings); and

                  (C) a letter explaining any differences between the format, headings and characterisations used where those differences would affect the ability of the Agent and the Banks to calculate the components of the financial ratios in Clause 21 (Financial Undertakings); and

            (viii)at the same  time  that  they are  submitted  to the  National
                  Statistical  Office in Poland,  copies of forms F-01 and F-02;
                  and

            (ix) at the same time that they are submitted, copies of all regular, periodic and special reports and all registration statements, that the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefore, or with any national securities exchange.

      (b) The Borrower shall supply to the Agent together with the quarterly Accounts specified in paragraph (a)(ii) above and, in the case only of (ii) below, at any other time if the Agent reasonably so requests, a certificate substantially in the form of Schedule J signed by a member of the management board of the Borrower on its behalf:

            (i) setting out in reasonable detail computations establishing, as at the date of the latest Accounts, whether each of the financial ratios set out in Clause 21 (Financial Undertakings) were complied with and certifying that (A) the relevant Accounts fairly represent the financial position of the Borrower or the Group, as applicable, and (B) the relevant Accounts were prepared in accordance with the Accounting Principles or the terms of Clause 19.7 (Accounting Standards) has been complied with; and

            (ii) certifying that, so far as he is aware, having made proper enquiries, no Default is outstanding or, if a Default is outstanding, specifying the Default and the steps, if any, being taken to remedy it.

      (c) The Borrower shall supply to the Agent promptly at any time the Agent reasonably requests it, the amount of Senior Debt of the Group outstanding at the time of the Agent's request.

19.3  Information - Miscellaneous

      The Borrower shall supply to the Agent in sufficient copies for all the Banks, if the Agent so requests:


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      (a)   all documents or information  relating to matters which are material to the Borrower's or the Group's business, assets or financial condition and which are likely to result in a Material Adverse Effect or which are despatched by it to its creditors (or any class of them) at the same time as they are despatched;

      (b) promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings which are current, threatened or pending and which if, adversely determined, could reasonably be expected to have a Material Adverse Effect; and

      (c) promptly, such further information in the possession or control of any member of the Group regarding its financial condition and operations as any Finance Party (through the Agent) may reasonably request.

19.4  Notification of Default

      The Borrower shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon it becoming aware of its occurrence.

19.5  Authorisations

      (a)   The Borrower shall promptly:

            (i)   obtain, maintain and comply with the terms of; and

            (ii)  supply certified copies to the Agent of,

            any authorisation required (or the absence of which may prejudice the Finance Parties) under any law or regulation to enable it or another member of the Group to perform its obligations under, or for the validity or enforceability of, any Senior Finance Document to which it or another member of the Group is a party.

      (b) The Borrower shall promptly obtain or cause to be obtained every Necessary Authorisation and ensure that:

            (i) none of the Necessary Authorisations is revoked, cancelled, suspended, withdrawn, terminated, expires or is not renewed or otherwise ceases to be in full force and effect; and

            (ii) no Necessary Authorisation is modified and no member of the Group commits any breach of the terms or conditions of any Necessary Authorisation which, in the case of (i) or (ii), is reasonably likely to result in a Material Adverse Effect.

19.6  Audit and Accounting Dates

      The Borrower will ensure that:

      (a) the annual Accounts to be delivered to the Agent pursuant to Clauses 19.2(a)(i) and 19.2(a)(vi) (Financial information and Business Plan) are audited by the Auditors;

      (b) it shall at all times have duly appointed the Auditors as auditors and each Principal Member of the Group shall at all times have the Auditors as duly appointed auditors (where required by law); and

      (c) it will not, and no member of the Group will, change the end of its annual Accounting Period without the prior written consent of the Agent acting on the instructions of the Majority Banks.


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19.7  Accounting Standards

      The Borrower will ensure that:

      (a) all Accounts shall be prepared in accordance with the Accounting Principles or shall indicate in notes to or accompanying such Accounts any material departures from the Accounting Principles;

      (b) all Accounts shall (in the case of annual Accounts) fairly represent (subject to adjustments which fall to be made at the end of the financial year) the consolidated financial position and results of operations of the relevant member of the Group and its Subsidiaries (in the case of consolidated Accounts) or its financial position and results of operations (in the case of unconsolidated Accounts), as at the end of and for the Accounting Period to which they relate.

19.8  Negative Pledge

      (a) The Borrower shall not, and shall procure that no other member of the Group will, create or permit to subsist any Security Interest on any of its assets or undertaking.

      (b)   Paragraph (a) does not apply to the following Security Interests:

            (i) any Security Interest existing at the date of this Agreement and detailed in Schedule F provided that the amount secured by such Security Interest is not increased above the amount stated or described in that Schedule as reduced from time to time;

            (ii) any Security Interest constituted or evidenced by the Security Documents or the Main Facility Senior Finance Documents;

            (iii) a lien arising by  operation of law in the ordinary  course of business and securing amounts not more than 60 days overdue;

            (iv) any Security Interest which arises as a result of or in the course of legal proceedings the enforcement or realisation of which is stayed (A) by reason of the claims in relation to which such Security Interest arises being contested in good faith or (B) pending or during the hearing of an appeal made against the judgment or order creating the same;

            (v)   (A)   any Security  Interests  over assets  acquired after the
                        Signing Date to secure only Financial  Indebtedness used
                        to acquire such assets,  including Security Interests in
                        favour of a vendor over assets acquired by way of vendor
                        financings   permitted  under  Clause  19.26  (Financial
                        Indebtedness)  where the payment  terms exceed 180 days;
                        provided,  however, that no such Security Interest shall
                        extend to cover any property other than the assets being
                        acquired and that, in the case of vendor financings, the
                        aggregate   fair  market  value  of  such   assets,   as
                        determined based on the purchase price (net of taxes) set forth on the invoice therefor, acquired by way of all such vendor financings does not exceed the Euro
                        Equivalent of (euro)50,000,000 at any time;

                  (B) any rights by way of reservation or retention of title to secure only Financial Indebtedness or other obligations incurred to acquire goods which are acquired by or supplied to the Borrower or any other member of the Group in the ordinary course of its business after the Signing Date; provided, however, that no such Security Interest shall extend to cover any property other than the goods being acquired;

                  so long as the amount of the Financial Indebtedness incurred before, on or after the Signing Date which is secured by the Security Interests referred to in sub-Clauses (A)


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                  and  (B)  above  would  not  cause  the  limit  on   Financial
                  Indebtedness set forth therefor in Clause 19.26(a) (Financial Indebtedness) to be breached;

            (vi) any Security Interest securing any New Facility pursuant to security documentation in form and substance satisfactory to the Agent, acting on the instruction of the Majority Banks; provided that:

                  (A) such Security Interest shall effectively rank pari passu with the Security Interests granted under the Security Documents;

                  (B) the Security Interest shall not extend to or cover any assets not subject to the Security Interests granted under the Security Documents;

                  (C) the secured creditors under any such New Facility shall have entered into the Collateral Sharing Intercreditor Agreement; and

                  (D) the security agent under any such New Facility shall be satisfactory to the Agent and the Security Agent, acting reasonably;

            (vii) any Security  Interest in any escrow accounts  pledged to high yield bondholders and in amounts on deposit thereon;

            (viii)any Security  Interest in (a) any escrow accounts (and amounts on deposit therein) established for the purpose of supporting obligations under a QTE Lease, so long as the aggregate fair market value of the assets which are the subject of such leases at the time such leases are entered into as determined by an independent market consultant approved by the Agent does not exceed the Euro Equivalent of (euro)100,000,000 at such time or (b) any single purpose accounts (and amounts on deposit therein) in the name of an Issuer or any other finance subsidiary through which payments within 5 Business Days of high yield bond interest are made, provided that the aggregate amount on deposit therein shall not exceed at any time the amount of the next payment of high yield bond interest;

            (ix) any Security Interests in favour of a vendor over assets acquired by way of vendor financings where the payment terms do not exceed 180 days; provided, however, that no such Security Interest shall extend to cover any property other than the assets being acquired;

            (x) any Security Interest securing indebtedness incurred to refinance other indebtedness permitted to be secured by any Security Interests permitted under paragraphs (b)(i) to (v) above provided that the replacement Security Interest does not cover any assets other than the original assets subject to the original Security Interest and that the aggregate principal amount secured thereby is not increased; and

            (xi) any Security Interest over cash collateral in relation to letters of credit, guarantees or bonds which are permitted to be issued under Clause 19.26(b) (Financial Indebtedness) so long as the aggregate amount of such cash collateral does not exceed (euro)15,000,000 at any time.

19.9  Transactions Similar to Security

      The Borrower shall not, and shall procure that no other member of the Group will sell, transfer or otherwise dispose of any of its assets on terms whereby it is or may be leased to or re-acquired or acquired by a member of the Group or any of its related entities in circumstances where the transaction is entered into primarily as a method of raising finance or of financing the acquisition of an asset other than:


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      (a)   in  connection  with Finance  Leases  permitted in  accordance  with
            Clause 19.26(a) (Financial Indebtedness);

      (b) in connection with QTE Leases permitted in accordance with Clause 19.26(a) (Financial Indebtedness); or

      (c) any goods acquired in the ordinary course of the Borrower's business which are transferred upon acquisition back to the vendor thereof in relation to the financing of the acquisition price thereof so long as the amount of the Financial Indebtedness incurred in relation to the financing of the acquisition would not cause any limit on Financial Indebtedness contained in Clause 19.26 (Financial Indebtedness) to be breached and that Financial Indebtedness is incurred after the Signing Date, provided that, in relation to any Finance Lease or QTE Lease, such security interest relates solely to the assets which are the subject matter of such lease.

19.10 Disposals

      (a) The Borrower shall not, and shall procure that no other member of the Group will, either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily, sell, transfer, grant or lease or otherwise dispose of any of its assets.

      (b)   Paragraph (a) does not apply to:

            (i) disposals made in the ordinary course of trading of the disposing entity;

            (ii) disposals of non core assets of the Group on terms no less favourable to the Group than arm's-length terms where the consideration is received in Cash;

            (iii) disposals of assets  which are surplus,  obsolete or redundant plant and equipment on terms no less favourable to the Group than on arm's length terms where the consideration is received in Cash;

            (iv) disposals of assets in exchange for other assets comparable or superior as to type, value and quality;

            (v)   disposals  of assets to become the subject of a Finance  Lease
                  permitted   pursuant   to   Clause   19.26(a)(iv)   (Financial
                  Indebtedness) for fair value;

            (vi) disposals of assets to become the subject of a QTE Lease pursuant to Clause 19.26(a)(v) (Financial Indebtedness) for fair value; or

            (vii) disposal  of  assets  on  arm's  length  terms  for  Cash  not otherwise permitted pursuant to (i) to (vi) (inclusive) above,

                  (A) the Net Proceeds of which, in the case of any single transaction or series of related transactions do not exceed the Euro Equivalent of (euro)500,000; and

                  (B) the Euro Equivalent of the Net Proceeds of which when aggregated with the Euro Equivalent of the Net Proceeds of all other such disposals in any annual Accounting Period do not exceed (euro)5,000,000.

            This provision is intended to operate notwithstanding the invalidity
            or   unenforceability  of  any  provision  of  a  Security  Document restricting disposals.


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19.11 Pari passu ranking

      The Borrower shall procure that its obligations under the Senior Finance Documents, do rank and will rank at least pari passu (save by reason of and to the extent of the security afforded thereto by the Security Documents or any documents evidencing security under the New Facility) with all its other present and future unsecured and unsubordinated obligations, other than obligations which are mandatorily preferred by law applying to companies generally.

19.12 Loans and guarantees

      (a) The Borrower will not, and will procure that no other member of the Group will:

            (i) make any loans, provide credit, enter into any hire purchase, rental, finance or operating lease as lessor or otherwise enter into transactions where third parties incur Financial Indebtedness in its favour; or

            (ii)  give any guarantee to or for the benefit of any person,

      other than loans or guarantees:

                  (A)   arising under the Transaction Documents;

                  (B) between one member of the Group and another member of the Group so long as the business of such member of the Group is solely related to the Borrower's Telecom Business where the requirements of Clause 19.32 (Security and bank accounts) in relation to the giving of guarantees and security by the relevant members of the Group have been complied with;

                  (C)   the aggregate  Euro  Equivalent of which does not exceed
                        (euro)20,000,000 outstanding at any time;

                  (D) arising in the ordinary course of business of the relevant member of the Group; or

                  (E) loans to employees the aggregate Euro Equivalent of which does not exceed (euro)10,000,000 outstanding at any time.

      (b) The Borrower will not, and will procure that none of its Subsidiaries will, agree to change the interest rates set forth in any of the Onlending Agreement between PTC International Finance B.V. and the Borrower dated 1 July, 1997, the Onlending Agreement between PTC International Finance II S.A and PTC International Finance (Holding) B.V. or the Onlending Agreement between International Finance (Holding) B.V. and the Borrower, each dated 23 November, 1999 or any other onlending agreement entered into between any members of the Group from time to time in accordance with the terms hereof without the consent of the Majority Banks, except in order to ensure that at the end of the discount or zero-coupon periods, as applicable, of the bonds issued pursuant to the High Yield Debt Documents, the proceeds of which are on-lent under the terms of the relevant onlending agreement, the amount of the proceeds (with any capitalised interest) on-lent from the respective issuer to the Borrower is equal to the nominal value of the respective bonds.

19.13 Operating Leases

      The Borrower will not, and will procure that no other member of the Group will, after the Signing Date enter into any operating lease as lessee of or in respect of equipment, machinery or plant (other than any motor vehicles) if the equipment, machinery or plant concerned is of such importance in the business of the Group taken as a whole that such business would be materially and adversely affected were the

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      leases for such equipment,  machinery or plant to be terminated  early and the right to possession of the equipment, machinery or plant lost to the Group.

19.14 Treasury transactions

      (a) The Borrower will enter into such hedging transactions as are required in accordance with the Hedging Policy and may enter into such other hedging transactions as are generally envisaged by the spirit of the Hedging Policy but otherwise it will not, and will procure that none of its Subsidiaries will, enter into any interest rate swap, cap, ceiling, collar or floor or any currency swap, futures, foreign exchange or commodity contract or option (whether over the counter or exchange traded) or any similar treasury transaction.

      (b) The Borrower will use all reasonable endeavours to agree with the Agent, acting on behalf of the Majority Banks, an updated Hedging Policy on an annual basis.

      (c) The Agent, at the request of the Borrower, shall designate any hedging transaction or documents evidencing a hedging line of credit with a Bank, which is in accordance with the Hedging Policy, as a "Senior Finance Document" with its obligations to that Bank secured by the Security Documents.

19.15 Receivables disposals

      The Borrower will not, and will procure that no other member of the Group will, sell, transfer or otherwise dispose of any of its receivables other than:

      (a)   the discounting of bills or notes in the ordinary course of trading;

      (b) the sale of bad debts to a Subsidiary or in the ordinary course of business on arm's length terms on either a recourse or non-recourse basis where the seller receives Cash on completion of the sale; or

      (c)   a discount to a subscriber in the ordinary course of business.

19.16 Acquisitions and Investments

      The Borrower will not, and will procure that no other member of the Group will:

      (a)   make any Acquisition; or

      (b)   make any investment with Cash,

      other than:

            (i)   a Permitted Investment;

            (ii)  capital  expenditures in the Telecom  Business of any Obligor;
                  and

            (iii) an investment in a Subsidiary or Affiliate of the Borrower, so long as the business of such Subsidiary or Affiliate is related to the Borrower's Telecom Business; provided that the aggregate amount of investments in Subsidiaries and Affiliates that are not Obligors shall not exceed the Euro Equivalent of
                  (euro)50,000,000 at any time.

19.17 Restricted Distributions

      Except as provided in Clause 19.18 (Permitted Distributions), the Borrower will not and will procure that no other member of the Group (other than by any member of the Group in favour of the Borrower or another member of the Group which is directly or indirectly wholly owned by the Borrower) will:

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      (a)   make or  resolve  to make  any  distribution,  dividend,  Restricted
            Payment or other payment (in cash or in kind) on or in respect of any share capital, Reserve Capital or equivalent of a member of the Group;

      (b) make or resolve to make (whether in cash, property, securities or otherwise) any redemption, repurchase, defeasance, retirement, return or repayment of any of its share capital or equivalent of a member of the Group (other than by way of a reduction of share capital without any payment to shareholders);

      (c) make or resolve to make any redemption, repurchase, defeasance, repayment, prepayment or payment (in cash or in kind) of the principal of, or interest (whether or not capitalised) or other amount on or in respect of Subordinated Debt or any sub-participation or cash collateral arrangement in respect of any Subordinated Debt;

      (d) make or resolve to make any other transfer of assets to any Shareholder or other Restricted Person; or

      (e)   exercise any right of set-off in respect of any Subordinated Debt.

19.18 Permitted Distributions

      (a) Any member of the Group may make or resolve to make a Permitted Distribution of the type referred to in clause (a) or (b) of the definition of "Permitted Distribution" so long as before and after giving effect to such Permitted Distribution, the ratio of Senior Debt of the Group to EBITDA of the Group (calculated based on the financial statements of the Borrower most recently available and giving pro forma effect to such Permitted Distribution) shall be less than 3.0:1.0.

      (b) So long as no Event of Default shall have occurred and be continuing, the relevant Issuer, holding company of an Issuer or the Borrower may make any payment due by it under the High Yield Debt Documents if:

            (i) in the case of a payment by the relevant Issuer to the relevant trustee, a Payment Blockage Notice (as defined in the applicable High Yield Debt Documents) does not apply to that payment; or

            (ii) in the case of the payment by the Borrower or a holding company of an Issuer to the relevant Issuer, the payment to the trustee which such payment is to fund is not subject to a Payment Blockage Notice (as defined in the applicable High Yield Debt Documents).

      (c) Without prejudice to sub-Clause 19.18(d), so long as no Event of Default shall have occurred and be continuing, the Borrower or any member of the Group may make payments of interest in respect of any transaction described in paragraph (e) of the definition of Subordinated Debt.

      (d) Unless a Default has occurred and is continuing, the whole or any part of the Subordinated Debt may be repaid, replaced, substituted or refinanced by way of an equity contribution, Reserve Capital or other Subordinated Debt; provided that in the case of such other Subordinated Debt, the maturity date of such other Subordinated Debt is no earlier than 12 months after the Final Repayment Date.

19.19 Certification of Payment Amounts

      Where any Permitted Distribution, other than pursuant to the High Yield Debt Documents, is proposed to be made pursuant to Clause 19.18 (Permitted Distributions) the Borrower shall, prior to making such


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      payment,  provide to the Agent not less than 10  Business  Days before the proposed date for the Distribution, a certificate signed by an authorised signatory of the Borrower showing:

      (a)   the date and amount of such proposed Distribution;

      (b) such calculations in reasonable detail as are necessary to show how the payment figure was arrived at and that the provisions in Clause
            19.18 (Permitted Distributions) have been complied with; and

      (c)   all calculations  required under Clause 21 (Financial  Undertakings)
            calculated   before  and  after  giving   effect  to  such  proposed
            Distribution.

19.20 Share Capital

      The Borrower will not and will procure that no member of the Group will:

      (a) other than in the case of the Borrower, issue any Excluded Share Capital;

      (b) issue any new share capital or grant any option over any shares to any person except:

            (i) in the case of any Subsidiary of the Borrower, shares issued to another member of the Group, where a Security Agent or the Banks already have security over the shares of the issuer of any such new shares in which case the new share capital or option may be issued or granted once the relevant Security
                  Agent or the Agent has confirmed to the Borrower that the member of the Group to whom such new shares are to be issued has provided security over such shares to a Security Agent and/or the Finance Parties to the reasonable satisfaction of Security Agent and the Agent have obtained whatever certificates, corporate authorities or opinions they may deem necessary; and

            (ii) the Borrower may issue new share capital in consideration of cash or a contribution in kind by any Shareholder of any Shareholder Loan or any Reserve Capital, provided that promptly after the issuance thereof, the Borrower shall notify the Finance Parties as to the number of shares issued and the identity of the person to which such shares were issued; or

      (c) undertake an initial public offering without giving prior written notice to the Banks through the Agent.

19.21 Intellectual Property Rights

      The Borrower will, and will procure that each of its Subsidiaries will:

      (a) promptly make such registrations and pay such fees and similar amounts as are necessary to keep those registered Intellectual Property Rights owned by the Group which are material to the conduct of the business of the Group taken as a whole from time to time;

      (b) not infringe in carrying on its business any Intellectual Property Rights of any third party in any way which would have a Material Adverse Effect;

      (c) promptly take such steps as are necessary and commercially reasonable (including, without limitation, the institution of legal proceedings) to prevent third parties infringing those Intellectual Property Rights referred to in paragraph (a) above and (without prejudice to paragraph (a) above) take such other steps as are reasonably practicable to maintain and preserve its interests in those rights;

      (d) promptly upon being required to do so by the Agent or a Security Agent, comply with all proper instructions of the Agent or a Security Agent which the Agent or a Security Agent is


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            entitled  to give  under the  Security  Documents  in respect of its
            Intellectual Property Rights referred to in paragraph (a) above;

      (e) not sell, transfer, lease, licence on an exclusive basis or otherwise dispose of all or any part of its interest in any of the Intellectual Property Rights referred to in paragraph (a) above (whether in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily) save:

            (i)   as effected pursuant to any of the Security Documents; or

            (ii) for any licence arrangements in respect of those rights entered into with members of the Group for so long as they remain members of the Group; or

            (iii) for any  licence  arrangements  in  respect  of  those  rights entered into with any third party, where those licence arrangements are entered into on arms' length terms and in the ordinary course of business and which do not materially and adversely affect the interests of the Banks under the Senior Finance Documents; and

      (f) not permit any registration of any of the Intellectual Property Rights referred to in paragraph (a) above to be abandoned, cancelled or to lapse or to be liable to any claim of abandonment for non-use or otherwise.

19.22 Environmental Matters

      The Borrower will and will procure that each other member of the Group will:

      (a) (i) obtain all requisite Environmental Licences required for the carrying on of its business as currently conducted, (ii) comply with the terms and conditions of all such Environmental Licences applicable to it and (iii) comply with all other applicable Environmental Laws, in each case where failure to do so would have a Material Adverse Effect;

      (b) promptly upon receipt of the same, notify the Agent and the Security Agent of any Environmental Claim pending or threatened against any member of the Group which if decided against that member of the Group would be reasonably likely to have a Material Adverse Effect;

      (c) not use, dispose of, generate, store, transport, dump, release, deposit, bury or emit at, on, from or under any premises (whether or not owned, leased, occupied or controlled by any member of the Group and including any offsite waste management or disposal location utilised by any member of the Group) any Dangerous Substance in circumstances where this would be reasonably likely to result in a liability on any member of the Group which would have a Material Adverse Effect.

      The Borrower shall supply to the Agent in sufficient copies for all the Banks, if the Agent so requests, within 60 days after the end of each annual Accounting Period, a report, in form and scope satisfactory to the Agent, on environmental, health and safety issues arising in relation to the Borrower or its Telecom Business during such annual Accounting Period, including compliance by the Borrower with Environmental Laws, any violations thereof and fines and remedial action relating thereto, public complaints and environmental emergencies.

19.23 Insurance

      The Borrower shall, and shall procure that each other member of the Group will maintain insurance with financially sound and reputable insurers with respect to its assets of an insurable nature against such risks and in such amounts as are normally maintained by persons carrying on the same or a similar class of business and will provide the Agent details of such insurances, promptly after each renewal and such other times as the Agent may reasonably request.


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19.24 Change of Business

      The Borrower and the Group shall conduct at all times only the Telecom Business.

19.25 Mergers

      The Borrower will not, and will procure that no other member of the Group will, enter into any merger, amalgamation, reconstruction or consolidation with any other person or business other than:

      (a) a conversion by the Borrower into a joint stock company (Spolka Akcyjna);

      (b) a merger where the Borrower or the relevant Subsidiary is the surviving legal entity; or

      (c) a merger where the Borrower or the relevant Subsidiary is not the surviving legal entity but the surviving legal entity of such merger assumes the obligations of the Borrower or the relevant Subsidiary, in each case where the Majority Banks are satisfied, in their reasonable opinion, that (i) the net assets of the Borrower or its Subsidiary or their successor (as the case may be) are no less than those of the Borrower or its Subsidiary immediately prior to the merger and (ii) the most recent Business Plan (updated to reflect the merger or conversion) demonstrates that the resulting entity will be able to comply with all of the obligations of the Borrower or the relevant Subsidiary under the Senior Finance Documents to at least the same extent as the Borrower or the relevant Subsidiary would have been able to do.

19.26 Financial Indebtedness

      (a) The Borrower will not, and will procure that no member of the Group will, incur or permit to subsist any Financial Indebtedness other than:

            (i)   indebtedness under the Senior Finance Documents;

            (ii) any existing Financial Indebtedness set forth in Schedule K and any refinancing of any such Financial Indebtedness marked by an asterisk in Schedule K; provided that the principal amount of such refinancing Financial Indebtedness does not exceed the principal amount being refinanced and the obligor of the new Financial Indebtedness remains the same as the obligor of the refinanced Financial Indebtedness;

            (iii) Financial Indebtedness incurred in accordance with the Hedging
                  Policy and pursuant to any (a) Hedging Agreement in effect as of the date hereof and set forth in Schedule L, intended to hedge against interest rate or foreign exchange rate fluctuations, (b) Hedging Agreement intended to hedge against interest rate or foreign exchange rate fluctuations relating to any Financial Indebtedness under the Senior Finance Documents, (c) Hedging Agreement intended to hedge against interest rate or foreign exchange rate fluctuations relating to any interest amounts payable under any High Yield Debt Documents and (d) Hedging Agreement intended to hedge against any foreign exchange rate fluctuations relating to the principal outstanding under any High Yield Debt Documents; provided that any such Hedging Agreement as is described in this sub-clause (d) is unsecured and subordinated to the Financial Indebtedness under the Senior Finance Documents;

            (iv) Financial Indebtedness consisting of vendor financings where the payment terms exceed 180 days so long as the aggregate amount outstanding thereunder does not at any time exceed the Euro Equivalent of (euro)50,000,000;

            (v)   during the UMTS Pre-Approval Period:


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                  (A)   (x)   Subordinated  Debt (other than Shareholder  Loans)
                              of an Obligor (and any Subordinated Debt of the Borrower incurred from the onlending of such Subordinated Debt of the Obligor) so long as after giving pro forma effect thereto, the Borrower will be in compliance with its undertakings contained in Clause 21 (Financial Undertakings); and

                        (y) Financial Indebtedness incurred pursuant to any New Facility; provided that before and after giving effect to the incurrence of such New Facility, no Default shall have occurred and be continuing;

                  in either case for the purpose of funding the UMTS Licence Initial Instalments provided that:

                              (aa) the maximum aggregate principal amount of the Financial Indebtedness referred to in
                                    (x) and (y) above  shall  not,  at any time,
                                    exceed   (euro)100,000,000   (or  the   Euro
                                    Equivalent thereof, if incurred in another currency); and

                              (bb) immediately following the application of any such Financial Indebtedness in payment of any UMTS Licence Initial Instalment the aggregate principal amount of all Financial Indebtedness (other than Shareholder Loans) incurred (whether hereunder or otherwise)
                                    for  the  purpose  of  financing  such  UMTS
                                    Licence Initial  Instalment and all previous
                                    UMTS Licence Initial  Instalments  shall not
                                    exceed an  amount  equal to the lower of (i)
                                    (euro)250,000,000    (or   Euro   Equivalent
                                    thereof,  if incurred  in another  currency)
                                    and (ii) 2/3 of the Euro  Equivalent  of the
                                    aggregate   amount  of  such  UMTS   Licence
                                    Initial  Instalment  and all  previous  UMTS
                                    Licence Initial Instalments;

                  (B) Subordinated Debt of an Obligor so long as such Subordinated Debt is zero-coupon or the payment of interest on such Subordinated Debt is secured with cash on deposit in an escrow account and the period during which such Subordinated Debt is zero coupon or the interest thereon is escrowed extends beyond the Final Repayment Date and so long as the proceeds thereof are used for general corporate purposes other than UMTS Expenditures;

                  (C) Financial Indebtedness of an Obligor consisting of Shareholder Loans, the proceeds of which are used (i) to purchase the UMTS Licence or (ii) for general corporate purposes other than UMTS Expenditures;

            (vi)  during the UMTS Approved Period:

                  (A) Subordinated Debt of an Obligor (and any Subordinated Debt of the Borrower incurred from the onlending of such Subordinated Debt of the Obligor) so long as after giving pro forma effect thereto, the Borrower will be in compliance with its undertakings contained in Clause 21 (Financial Undertakings);

                  (B)   Financial Indebtedness consisting of:


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                        (x)   Financial  Indebtedness  incurred  pursuant to any
                              New Facility; provided that before and after giving effect to the incurrence of such New Facility, no Default shall have occurred and be continuing;

                        (y) Financial Indebtedness or other obligations incurred pursuant to QTE Leases (and (without double-counting) any letter of credit issued in connection therewith) in an aggregate amount not exceeding the Euro Equivalent of (euro)100,000,000 and Finance Leases;

                  provided that the aggregate principal amount outstanding (or, in the case of QTE Leases and letters of credit referred to in sub-Clause (y) above, upon defeasance in accordance to the terms thereof, the residual amount thereof) of all such Financial Indebtedness or other obligations incurred in accordance with this sub-Clause (B) and any amounts incurred pursuant to sub-Clause (v)(A)(y) above during the UMTS Pre-Approval Period does not, at any time, exceed the Additional Debt Amount;

            (vii) during the UMTS Prepayment Period:

                  (A) Subordinated Debt of an Obligor (and any Subordinated Debt of the Borrower incurred from the onlending of such Subordinated Debt of the Obligor) so long as after giving pro forma effect thereto, the Borrower will be in compliance with its undertakings contained in Clause 21 (Financial Undertakings);

                  (B) Financial Indebtedness consisting of vendor financings where the payment terms exceed 180 days, so long as the aggregate amount outstanding thereunder does not at any time exceed the Euro Equivalent of (euro)75,000,000;

            (viii) during the UMTS Exclusion Period;

                  (A)   Subordinated   Debt   of  an   Obligor   consisting   of
                        Shareholder Loans; and

                  (B) Subordinated Debt (other than Shareholder Loans) of an Obligor (and any Subordinated Debt of the Borrower incurred from the onlending of such Subordinated Debt of the Obligor) so long as such Subordinated Debt is zero-coupon or the payment of interest on such Subordinated Debt is secured with cash on deposit in an escrow account and the period during which such Subordinated Debt is zero-coupon or the interest thereon is escrowed extends beyond the Final Repayment Date and so long as the proceeds thereof are used for general corporate purposes other than UMTS Expenditures; and

            (ix) Indebtedness under the Main Facility Senior Finance Documents, so long as the aggregate principal amount outstanding thereunder does not exceed the Euro Equivalent of
                  (euro)550,000,000.

      (b) The Borrower may not, and shall procure that none of its Subsidiaries will, incur or permit to subsist any indebtedness by the issue of any letters of credit, bank guarantees, bonds for the performance of bids, tenders or contracts or similar instruments other than:

            (i) letters of credit, bank guarantees, performance bonds or similar instruments with tenors not exceeding one year incurred by a member of the Group in the ordinary course of its business or issued in support of Financial Indebtedness, the aggregate principal amount of which does not exceed the Euro Equivalent of (euro)15,000,000; or


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            (ii)  letters of credit,  bonds or guarantees in connection with the leasehold interests of the Borrower in property which is required for the Borrower's business where the amount of the letters of credit, bonds or guarantees does not exceed 6 months rent for the leasehold interest in respect of which the letter of credit, bond or guarantee is issued.

      (c) Notwithstanding the foregoing, any Financial Indebtedness, letters of credit, bank guarantees, performance bonds or similar instruments incurred during a period in which it was permitted under this Agreement to be incurred shall be deemed to be permitted in any subsequent period if it would not otherwise have been permitted to be incurred under this Agreement during such subsequent period.

19.27 Arm's-length Terms

      The Borrower will not, and will procure that no other member of the Group will, incur any liability to or for the benefit of, or enter into any arrangement with any Restricted Person (other than in relation to Subordinated Debt) or other person owned in whole or in part, either directly or indirectly, by a Shareholder or which are on terms no worse to the Group than on an arm's length basis in the ordinary course of business and, in respect of agreements entered into after the Signing Date, where there have been bona fide negotiations relating to such terms.

19.28 Compliance with Laws

      The Borrower will, and will procure that each of its Subsidiaries will, comply in all respects with all applicable material laws, rules, regulations and orders of any governmental authority, having jurisdiction over it or any of its assets the failure to comply with which would be reasonably likely to have a Material Adverse Effect.

19.29 Auditors

      The Borrower will instruct the Auditors to discuss the Group's and/or any Group member's financial position with the Agent on request from the Agent at the expense of the Borrower (following consultation with the Borrower and not more than once in each annual Accounting Period) up to an amount in each case, of US$1,500 except that such limit shall not apply if a Default subsists and has not been waived. The Agent will inform the Banks of the results of any such discussions.

19.30 The Pledge Law

      (a) The Borrower shall procure that the Security Documents referred to in Schedule D are duly authorised and executed (unless otherwise specified in Schedule E), and the security is registered promptly (unless otherwise specified in Schedule E) with the requisite court to the extent required by the Pledge Law and all fees are paid in connection with such registration at the time of or before registration; provided, however that the Asset Pledge shall be executed by the Borrower and be held in escrow by the Security Agent until the date of deregistration of the Polish asset pledge made by the Borrower in favor of Citibank International plc and Citibank (Poland) S.A. (the "Citibank Pledge").

      (b) The Borrower shall procure that appropriate application for the registration of the documents referred to in paragraph (a) above are lodged promptly after the deregistration of the Citibank Pledge.

      (c) The Borrower shall procure that all pledges of collateral under the facility agreement dated 17th December, 1997 between the Borrower, the arrangers named therein, the banks named therein, Citibank International plc as Facility A Agent and Security Agent, Citibank (Poland) S.A. as Facility B Agent and Security Agent and Citibank N.A. as Co-ordinator shall be deleted from the register of pledges maintained by the Warsaw court promptly after the Signing Date.


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      (d)   The Borrower  shall execute a notarial deed in favour of the Finance
            Parties under which it will submit to execution with respect to the obligation to repay the Advances pursuant to Art. 777 Sec. 1.5 of the Polish Code of Civil Procedure, and a notarial deed in favour of the Security Agent with respect to the obligation to surrender the Borrower's movables pursuant to Art. 777 Sec. 1.4 of the Polish Code of Civil Procedure not later than the Business Day immediately following the Signing Date.

      (e) The Borrower shall (i) execute a notarial deed in favour of the Security Agent with respect to the obligation to surrender the Borrower's movables pursuant to Art. 777 1.4 of the Polish Code of Civil Procedure not later than five Business Days following the execution of the Amendment Agreement No. 1 to the Asset Pledge dated 24th September, 2001, and (ii) shall procure that the authorization of the Shareholders to enter into such notarial deed is obtained within two months of the execution of such notarial deed.

      (f) The Borrower shall procure that a resolution of the Shareholders authorising the execution of a deed of voluntary submission pursuant to Art. 777 Sec. 1.5 of the Polish Code of Civil Procedure up to an amount of (euro)300,000,000 is obtained within two months of the execution of such notarial deed.

      (g) The Borrower shall procure that a resolution of the Shareholders authorizing the execution of Amendment Agreement No. 1 to the Asset Pledge dated 24th September, 2001 and amending prior resolutions of the Shareholders numbered 3/2001, 4/2001, and 5/2001 is obtained within two months of the execution of such Amendment Agreement No. 1.

19.31 Principal Members of the Group

      The Borrower will procure that all Principal Members of the Group become Guarantors and grant security over their assets in accordance with the terms of this Agreement.

19.32 Security and Bank Accounts

      (a) The Borrower will procure that where the Borrower or another member of the Group creates or acquires a Subsidiary after the Signing
            Date:

            (i) the Holding Company of that Subsidiary gives to the Security Agent security over all of the shares in the Subsidiary; and

            (ii) that Subsidiary, if it constitutes a Principal Member of the Group, gives a guarantee of all amounts outstanding under the Senior Finance Documents;

            in each case, in such form as the Agent may reasonably require and any person who provides the security or guarantees provides the Security Agent with such corporate authorities, certificates, evidence of registrations and opinions as the Security Agent may require in each case simultaneously with the creation or acquisition of the Subsidiary.

      (b) The Borrower will, upon the acquisition of any material assets or property not yet subject to the Security Documents, give security to the Security Agent, to the extent it is legally able to, over such assets or property, and will procure that each Subsidiary that constitutes a Principal Member of the Group give security to the Security Agent, to the extent it is legally able to, over all or substantially all of its assets, in each case on such terms and in such form as the Agent may reasonably require (subject, however, to any exceptions contained in the Security Documents in the agreed form on the Signing Date) and will procure that any person who provides the security provides the Security Agent with such corporate authorities, certificates, evidence of registrations and opinions as the Security Agent may require as soon as practicable after the acquisition of such assets or property or after it has become aware that the Subsidiary has become a Principal Member of the Group, as the case may be.


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      (c)   The  Borrower  will use all  reasonable  endeavours  to  assist  the
            Finance Parties in any enforcement proceedings in the event that the security created, if any, over any of the Shares is enforced.

      (d) The Borrower will procure that each member of the Group will maintain all its bank accounts:

            (i) in the case of any account other than the collection account for subscriber receivables, with a Bank or any bank or other financial institution in London, Poland or Amsterdam with (or the Holding Company of which has) a long-term debt rating of at least (a) "BBB-" from S&P and "Baa3" from Moody's in any amount or (b) "BB" from S&P and "Ba" from Moody's in such amounts as agreed between the Agent and the Borrower from time to time, or

            (ii) in the case of the collection account for subscriber receivables, a Bank or any bank or other financial institution in Poland, with a long-term debt rating of at least (a) "BBB -" from S&P and "Baa3" from Moody's in any amount or (b) "BB" from S&P and "Ba" from Moody's in such amounts as agreed between the Agent and the Borrower, and the Agent is reasonably satisfied that there are first priority Security Interests created by the Security Documents over such accounts (other than over those accounts subject to the Bank Account Side Letter) and such bank has agreed to waive its rights of set off over such account.

19.33 UMTS Licence

      (a) The Borrower shall not borrow, and shall not permit any members of the Group to borrow, more, in the aggregate, than the Euro Equivalent of the lesser of (euro)250,000,000 and 662/3 per cent. of the UMTS Licence Initial Instalments by way of Subordinated Debt (other than Shareholder Loans) and Senior Debt for the purpose of funding UMTS Licence Initial Instalments. The Borrower shall not make, or permit any member of the Group to make, any payments (other than those described in the previous sentence) related to the UMTS Licence Initial Instalments unless such UMTS Licence Initial Instalments are funded by the Shareholders pursuant to capital contributions or Shareholder Loans.

      (b) (i) During the UMTS Pre-Approval Period and (ii) during the UMTS Exclusion Period, the Borrower shall furnish to the Agent in sufficient copies for each of the Banks a certificate on each March 31, June 30, September 30 and December 31 occurring during the UMTS Pre-approval Period and on the date falling three months from the date of the first day of the UMTS Exclusion Period and every three months thereafter, setting forth all amounts spent on purchasing the UMTS Licence and UMTS Expenditures of the Group and the equivalent amount in capital contributions or Shareholder Loans to the Group and demonstrating compliance with Clause 19.26(a) (Financial Indebtedness).

19.34 UMTS Expenditure

      The Borrower will not, and will procure that no other member of the Group will, incur any UMTS Expenditure during (a) the UMTS Pre-Approval Period, other than for an amount of up to the Euro Equivalent of (euro)25,000,000 in aggregate and (b) the UMTS Exclusion Period, unless such UMTS Expenditures are funded through capital contributions or Shareholder Loans.

20.   SYSTEM UNDERTAKINGS

20.1  Network

      The Borrower will procure that the Network is designed, constructed, completed, operated and run in a safe, efficient and business-like manner in accordance with:


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      (a)   the requirements of each Licence;

      (b)   requirements relating thereto in any Material Contract;

      (c)   all applicable Polish laws and regulations; and

      (d)   reasonable and prudent industry standards applicable in Poland,

      which, in the case of paragraphs (b) and (c) above, are material to the Network or which, if a member of the Group does not so design, construct, complete, operate or run, may have a Material Adverse Effect.

20.2  Material Contracts

      (a) Subject to paragraph (b) below, the Borrower will, and will cause each of its Subsidiaries to, comply with all of its obligations under the Material Contracts to which it is a party where failure so to comply is reasonably likely to have a Material Adverse Effect.

      (b)   (i)   Save in the circumstances  identified in paragraph (ii) below, the Borrower will not, and will not permit any of its Subsidiaries to, give any consent under or agree to waive amend or terminate any Material Contract where to do so in the case of a waiver or amendment is reasonably likely to have a Material Adverse Effect.

            (ii)  For the avoidance of doubt,  the  provisions of  sub-paragraph
                  (i) above and paragraph (c) below shall not prohibit the Borrower from terminating, or permitting any of its Subsidiaries to terminate, any Material Contract provided that such Material Contract is replaced by an agreement on substantially the same or better terms.

      (c) The Borrower will, and will cause each of its Subsidiaries to, maintain and in good faith enforce in a manner it reasonably considers appropriate its rights under the Material Contracts and on applicable terms, regulations and authorisations to the extent necessary in order to ensure:

            (i) its compliance with its obligations under the Senior Finance Documents; and

            (ii) if material to the interests of the Finance Parties under the Senior Finance Documents, the performance by the other parties thereto of their obligations under the Material Contracts.

      (d) The Borrower will, and will cause its Subsidiaries to, perform its obligations under all material leases, permissions, consents, approvals, licences, easements, rights of way and any other rights if failing to do so is reasonably likely to have a Material Adverse Effect.

      (e) The Borrower will promptly provide the Agent for distribution to the Banks at intervals of no more than 3 months' duration, notice (together with such details as the Agent may reasonably request) of any interconnection agreements or Licences entered into by any member of the Group since the date of this Agreement, or if later, the date on which the Borrower last provided notice pursuant to this Clause 20.2(e).

      (f) If the Agent notifies the Borrower that as a result of the enforcement of the security created over the Borrower's business and assets pursuant to the terms of this Agreement all or substantially all of the business or assets of the Borrower are to be transferred to another company, the Borrower will use all reasonable endeavours to ensure that the Material Contracts and any other rights necessary for the operation and maintenance of the Network are transferred to such other company.


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20.3  Operations

      The Borrower will procure that it has at all times available to it operating and maintenance personnel trained to operate and maintain the Network properly and efficiently within all manufacturers' material guidelines and specifications and to respond to emergency conditions.

20.4  Maintenance and Reinstatement

      The Borrower will keep and use all reasonable endeavours to keep or will procure that the Network and, without limitation, all assets forming part of the Network are kept in good and efficient operating condition and that material defects, imperfections and other faults are promptly remedied and made good and that repairs, renewals, replacements, additions and improvements thereto required to such end are promptly made.

20.5  Power to Remedy

      (a) In case of default by the Borrower in complying with Clause 20.4 (Maintenance and reinstatement), the Borrower will permit the Agent or its agents and contractors to enter facilities relating to the Network and to comply with or object to any notice served on the Borrower in respect of the Network and to effect such repairs or insurance or generally do such things or pay all reasonable and properly incurred costs, charges and expenses as are reasonably necessary to prevent or remedy any breach of that Clause or to comply with or object to any notice.

      (b) The Borrower will indemnify and keep the Agent indemnified against all losses, costs, charges and expenses properly incurred in connection with the exercise of the powers contained in this Clause
            20.5 unless the same arises as a result of any gross negligence or wilful misconduct on the part of the Agent or its officers, employees, directors, agents or contractors.

21.   FINANCIAL UNDERTAKINGS

21.1  Senior Debt to EBITDA

      The Borrower will procure that the amount of Senior Debt of the Group will not at any time during the period from each date (the "Determination Date") which falls two Business Days after the date on which the Agent receives the Accounts in respect of a quarterly Accounting Period referred to in the table below up to but excluding the next Determination Date exceed the amount of EBITDA of the Group for the Ratio Period ending on the last day of each quarterly Accounting Period referred to in the table below multiplied by the multiplier set opposite such quarterly Accounting Period in the table below:

                  Accounting Period                    Multiplier

      Each quarterly  Accounting  Period ending on         4.0
      or after the 31st December, 2000 but before 31st December, 2003

      Each quarterly  Accounting  Period ending on         3.5
      or after 31st December, 2003 but before 31st
      December, 2004

      Each quarterly  Accounting  Period ending on         3.0
      or after 31st December, 2004 and thereafter


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21.2  EBITDA to Interest Expense on Senior Debt

      The Borrower will procure that the ratio of EBITDA to Interest Expense on Senior Debt, in each case of the Group on a consolidated basis, for each Ratio Period ending:

      (a) on or after 31st December, 2000 but before 31st December, 2002 will not be less than 2.5:1; and

      (b)   on or after 31st December, 2002 will not be less than 3.0:1.

21.3  EBITDA to Interest Expense on Total Debt

      The Borrower will procure that the ratio of EBITDA to Interest Expense on Total Debt, in each case of the Group on a consolidated basis, for each Ratio Period ending:

      (a) on or after 31st December, 2000 but before 31st December, 2001 will not be less than 1.50:1; and

      (b) on or after 31st December, 2001 but before 31st December, 2002 will not be less than 1.75:1; and

      (c) on or after 31st December, 2002 but before 31st December, 2003 will not be less than 2.00:1; and

      (d) on or after 31st December, 2003 but on or before 31st December, 2004 will not be less than 2.25:1; and

      (e)   on or after 31st December, 2004 will not be less than 2.50:1.

21.4  Calculation

      (a) All the terms used in this Clause 21 are to be calculated substantially in accordance with the Accounting Principles and where applicable on the basis of information supplied pursuant to Clause
            19.2 (Financial information and Business Plan).

      (b) Any amount outstanding in a currency other than Zloty is to be taken into account at its Zloty Equivalent calculated on the basis of the National Bank of Poland's fixing rate applicable on the day the relevant amount falls to be calculated.

22.   DEFAULT

22.1  Events of Default

      Each of the events set out in Clause 22.2 (Non-payment) to 22.20 (Material adverse change) is an Event of Default (whether or not caused by any reason outside the control of the Borrower or of any other person).

22.2  Non-Payment

      The Borrower does not pay on the due date any amount payable by it under any Senior Finance Document at the place and in the funds expressed to be payable, except for any such amount which is unpaid due to technical delays in the transmission of funds which are beyond the control of the Borrower and which is paid in full within three Business Days of the due date for payment.


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22.3  Breach of Obligations

      (a) There is any breach of the provisions of Clauses 19.4 (Notification of Default), 19.8 (Negative Pledge), 19.9 (Transactions similar to security), 19.33 (UMTS Licence), 19.34 (UMTS Expenditure) or 21 (Financial undertakings).

      (b)   There is any breach of the provisions of Clauses 19.10  (Disposals),
            19.11 (Pari passu ranking),  19.16  (Acquisitions  and investments),
            19.17 (Restricted distributions), 19.20 (Share capital), 19.24 (Change of business), 19.25 (Mergers), 19.26 (Financial Indebtedness) or 19.30 (The Pledge Law) and either (i) such breach is unremedied for 14 days after the earlier of (A) the Borrower becoming aware of such breach and (B) receipt by the Borrower of written notice from the Agent requiring the failure to be remedied, or (ii) the Majority Banks (acting reasonably) notify the Borrower that in their opinion such breach cannot or is not likely to be remedied within 14 days from the date of such notice.

      (c) Any Obligor or any Shareholder fails to comply with any other provision of any Senior Finance Document and, if such default is capable of remedy within such period, within 30 days after the earlier of the Obligor or Shareholder becoming aware of such default and receipt by the Obligor or Shareholders and (if different) the Borrower of written notice from the Agent requiring the failure to be remedied, that Obligor or Shareholders fails to cure such default.

22.4  Misrepresentation/Breach of Warranty

      Any representation, warranty or statement made or repeated by the Borrower, any Obligor or any other party to a Senior Finance Document (other than a Finance Party), in any Senior Finance Document or in any certificate or statement delivered by or on behalf of any Obligor, other member of the Group or other party to a Senior Finance Document (other than a Finance Party), under any Senior Finance Document, is incorrect in any respect which is material when made or deemed to be made or repeated by reference to the facts and circumstances then subsisting.

22.5  Cross-default

      (a) Any amount in respect of Financial Indebtedness of a member of the Group is not paid when due; or

      (b) an event of default howsoever described (or any event which with the giving of notice, lapse of time or any combination of the foregoing would constitute such an event of default) occurs under any document relating to Financial Indebtedness of a member of the Group; or

      (c) any Financial Indebtedness of a member of the Group becomes prematurely due and payable or is placed on demand as a result of an event of default (howsoever described) under the document relating to that Financial Indebtedness; or

      (d) any commitment for, or underwriting of, any Financial Indebtedness of a member of the Group is cancelled or suspended as a result of an event of default (howsoever described) under the document relating to that Financial Indebtedness; or

      (e) any Security Interest securing Financial Indebtedness over any asset of a member of the Group becomes enforceable,

      and the aggregate of all such Financial Indebtedness as described in paragraphs (a) to (e) above of all members of the Group exceeds the Euro Equivalent of (euro)10,000,000.

22.6  Invalidity

      (a) Any of the Senior Finance Documents ceases to be in full force and effect or ceases to constitute the legal, valid and binding obligation of any Obligor or other party to it (other than


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            a Finance Party) enforceable in accordance with its terms subject to applicable insolvency and other laws affecting creditors' rights generally.

      (b) Any Security Document fails, after the first Utilisation (or in the case of those Security Documents listed at subclauses (i), (ii),
            (iii) and (iv) of paragraph 25 of Schedule E, after the date such Security Documents are required to be delivered to the Security Agent in accordance with the terms of the Senior Finance Documents (including, without limitation, to the extent required by the terms of the Senior Finance Documents, Registered Share Pledges pledging at least 51% of the Shares in favour of the Security Agent), to provide first priority security in favour of the Security Agent and/or the Banks over the assets over which security is intended to be given by that Security Document other than where (i) such an event can be remedied, (ii) the Borrower is diligently taking steps to remedy such event and (iii) such event is remedied in a manner reasonably acceptable to the Majority Banks within 30 days after notice from the Agent to the Borrower requiring such event to be remedied.

      (c) It shall be unlawful for any Obligor or any other party (other than a Finance Party) to perform any of its obligations under any of the Senior Finance Documents which if not performed would in the reasonable opinion of the Majority Banks be materially adverse to the Banks.

22.7  Insolvency

      (a) A Principal Member of the Group is declared insolvent by a court of competent jurisdiction, is unable to pay its debts as they fall due or admits inability to pay its debts as they fall due; or

      (b) a Principal Member of the Group suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness; or

      (c) a Principal Member of the Group, by reason of financial difficulties, begins negotiations with one or more of its creditors with a view to the readjustment or rescheduling of any of its indebtedness.

22.8  Insolvency proceedings

      (a) Any formal proposal by a Principal Member of the Group to its creditors or a petition is made or resolution passed with a view to a composition, general assignment of all assets of any Principal Member of the Group or arrangement with any creditors of any Principal Member of the Group unless the terms thereof have been previously approved by the Majority Banks; or

      (b)   (i)   a meeting of any Principal  Member of the Group is convened by at least 10% of its shareholders or its management board or directors for the purpose of voting on any resolution for (or to petition for) its winding-up or for its administration and either (A) the Majority Banks (acting in good faith) consider that such meeting is not being convened for frivolous or vexatious purposes or (B) the Borrower is not able to demonstrate to the reasonable satisfaction of the Majority
                  Banks that such resolution or petition is unlikely to be passed or made at such meeting; or

            (ii)  any such resolution is passed; or

      (c) any person presents a petition for the winding-up or for the administration of any Principal Member of the Group as a result of a claim for an amount exceeding the Euro Equivalent of
            (euro)10,000,000 and either (i) the Majority Banks consider (acting reasonably) that such petition is not frivolous or vexatious or (ii) the same is not being contested in good faith; or

      (d) an order for the winding-up or administration of any Principal Member of the Group is made; or


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      (e)   any  other  action  is  taken  with  a view  to the  administration,
            custodianship,   liquidation,   winding-up  or  dissolution  of  any
            Principal Member of the Group or any other insolvency proceedings involving any Principal Member of the Group and either (i) the Majority Banks (acting in good faith) consider such action is not frivolous or vexatious or (ii) the same is not being contested in good faith, other than in each case:

            (i) in connection with a solvent winding-up of a Subsidiary of the Borrower, other than the Issuers the terms of which have been approved by the Majority Banks; or

            (ii) in connection with a solvent winding-up of an Issuer where arrangements have been made for the Borrower to assume the obligations under the relevant High Yield Debt Documents on similar terms (mutatis mutandis) as at the Signing Date or on such other terms as are satisfactory to the Majority Banks (acting reasonably).

22.9  Appointment of Receivers and Managers

      (a) Any liquidator, official receiver, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of any Principal Member of the Group or any part of its assets; or

      (b) a resolution of the board of directors of a Principal Member of the Group is passed for the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like; or

      (c) any other steps are taken to enforce any Security Interest or any part of the assets of any Principal Member of the Group in respect of a sum owed of at least the Euro Equivalent of (euro)10,000,000, other than in each case:

            (i) in connection with a solvent winding-up of a Subsidiary of the Borrower other than the Issuers, the terms of which have been approved by the Majority Banks; or

            (ii) in connection with a solvent winding-up of an Issuer where arrangements have been made for the Borrower to assume the obligations under the relevant High Yield Debt Documents on similar terms (mutatis mutandis) as at the Signing Date or on such other terms as are satisfactory to the Majority Banks (acting reasonably).

22.10 Creditors' Process

      Any attachment, sequestration, distress or execution affects any asset the value of which in aggregate exceeds the Euro Equivalent of (euro) 10,000,000 of a Principal Member of the Group and is not discharged within 30 days.

22.11 Analogous Proceedings

      There occurs, in relation to a member of the Group, any event anywhere which, in the opinion of the Majority Banks, appears to correspond with any of those mentioned in Clauses 22.7 (Insolvency) to 22.10 (Creditors' process) (inclusive).

22.12 Cessation of Business

      Any Principal Member of the Group (other than an Issuer where arrangements have been made for the Borrower to assume the obligations under the relevant High Yield Debt Documents on similar terms (mutatis mutandis) as at the Signing Date or on such other terms as are satisfactory to the Majority Banks (acting reasonably)) ceases or threatens to cease to carry on all or a substantial part of its principal business.


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22.13 Rescission of Agreements

      Any member of the Group or any Shareholder party to a Senior Finance Document rescinds any Senior Finance Document in whole or in part.

22.14 Ownership of the Borrower

      (a) There is a change of ownership of any of the Shares during the Restricted Period without the consent of the Majority Banks if after giving effect to such transfer:

            (i)   Deutsche  Telekom A.G.,  Deutsche Telekom MobilNet GmbH and/or
                  T-Mobile International A.G. cease to own, either directly or indirectly, and legally and beneficially, at least 25.01% of the Shares; or

            (ii) Elektrim S.A. and/or Elektrim Telekomunikacja Sp. z o.o. cease to own, either directly or indirectly, and legally and beneficially, at least 25.01% of the Shares.

      (b) There is a change of ownership of any of the Shares after the Restricted Period without the consent of the Majority Banks if (i) after giving effect to such transfer, Deutsche Telekom A.G., Deutsche Telekom MobilNet GmbH, T-Mobile International A.G. and/or another internationally recognised cellular operator of comparable standing and comparable credit rating cease to own, either directly or indirectly, and legally and beneficially, at least 25.01% of the Shares or (ii) any person or two or more persons acting in concert other than Deutsche Telekom A.G., Deutsche Telekom MobilNet GmbH, T-Mobile International A.G., MediaOne International B.V., Elektrim S.A. and/or Elektrim Telekomunikacja Sp. z o.o., Vivendi S.A. or any wholly owned Subsidiary of the foregoing shall own, either directly or indirectly, and legally and beneficially, through any contract, arrangement, understanding, relationship or otherwise, (x) voting power which includes the power to vote, or to direct the voting of, and/or (y) investment power which includes the power to dispose of or to direct the disposition of Shares representing 25% or more of the combined voting power of all voting interests of the Borrower.

      (c) Any Shareholder creates, incurs, assumes or suffers to exist any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement on the Shares to secure any Financial Indebtedness (other than under the Senior Finance Documents) of any member of the Group.

22.15 Proceedings

      (a) There is current or pending any litigation, dispute, arbitration, administrative, regulatory or other proceedings or enquiry concerning or involving any Principal Member of the Group which, if adversely determined, is reasonably likely to have a Material Adverse Effect.

      (b) Any judgment or order for an amount which is greater than the Euro Equivalent of (euro)10,000,000 is made against any Principal Member of the Group which is material in the context of the operations of the business of the Principal Member of the Group, is not subject to an appeal and which is not satisfied within 20 days of the passing of such judgment or order.

22.16 High Yield Debt Documents

      An Issuer or the Borrower fails to comply with any of the material provisions of, or its material obligations under, the High Yield Debt Documents.


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22.17 Loss of Licences, Breach of Material Contracts, Shareholders' Agreement

      (a)   Any Licence is:

            (i) terminated, suspended or revoked or does not remain in full force and effect or otherwise expires and is not renewed prior to its expiry (in each case, without replacement by Licence(s) having substantially equivalent effect) except where the Borrower is contesting the same in good faith by appropriate proceedings and is lawfully able to continue its business and operations; or

            (ii) modified in a manner which is reasonably likely to have a Material Adverse Effect or breached in any material respect; or

      (b) any event occurs which is reasonably likely to give rise to the revocation, termination or suspension of any Licence (without replacement) in such circumstance where the Borrower is unable to demonstrate to the reasonable satisfaction of the Majority Banks within 30 days of such event occurring that either (i) such termination, suspension or revocation will not occur or (ii) if it does occur, it will be contested in good faith by appropriate proceedings and the Borrower will be lawfully able to continue its operations while such termination, suspension or revocation is being contested; or

      (c) any other Material Contract, Shareholder Loan or Transaction Document is varied, breached, cancelled, suspended, withdrawn, revoked or terminated in a manner or circumstances which would have a Material Adverse Effect; or

      (d) any of the rights of the Shareholders under the Shareholders' Agreement are reduced or diminished in a manner which could or would be prejudicial to the Finance Parties or the Shareholders' Agreement is cancelled, suspended or terminated (unless replaced by an agreement in substantially the same terms) or materially amended in a manner that would result in a Material Adverse Effect; provided, however that, if so requested by the Borrower, the Majority Banks shall confirm within 14 days after such request whether such amendment would result in a Material Adverse Effect.

22.18 Government Action

      Any governmental action, including nationalisation, expropriation or imposition of exchange controls is taken which, in the reasonable opinion of the Majority Banks, would have a Material Adverse Effect.

22.19 [Intentionally Omitted]

22.20 Material Adverse Change

      Any event or series of events occurs which is likely to have a Material Adverse Effect.

22.21 Acceleration

      On and at any time after the occurrence of an Event of Default the Agent may, and shall if so directed by the Majority Banks, by notice to the Borrower do any or all of the following:

      (a) cancel all or any part of the Tranche A Total Commitments and/or the Tranche B Total Commitments; and/or

      (b) demand that all or part of the Advances outstanding, together with accrued interest and any or all other amounts accrued under the Senior Finance Documents, be immediately due and payable, whereupon they shall become immediately due and payable; and/or


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      (c)   demand that all or part of the  Advances  are  repayable  on demand, whereupon they shall immediately become repayable on demand by the Agent acting on the instructions of the Majority Banks; and/or

      (d) enforce or instruct the Security Agent to enforce all or part of the security constituted under or pursuant to the Security Documents or enforce any other right held by it.

23.   GUARANTEES

23.1  Guarantee

      In consideration of the Finance Parties entering into the Senior Finance Documents each Guarantor (jointly and severally with the other Guarantors) irrevocably and unconditionally:

      (a) guarantees to each Finance Party as principal obligor the performance by each other Obligor of all its obligations under the Senior Finance Documents and the payment when due by each other Obligor of all sums payable under the Senior Finance Documents;

      (b) undertakes with each Finance Party that if any other Obligor fails to pay any of the indebtedness referred to in Clause 23.1(a) (Guarantee) on its due date it will pay that sum on demand; and

      (c) indemnifies each Finance Party on demand against all losses, damages, costs and expenses incurred by such Finance Party arising as a result of any obligation of any Obligor under the Senior
            Finance Documents being or becoming unenforceable, invalid or illegal.

23.2  Guarantors as Principal Debtors

      As between each Guarantor and the Finance Parties but without affecting the obligations of the Borrower, each Guarantor shall be liable under Clause 23.1 (Guarantee) as if it were the sole principal debtor and not merely a surety. Accordingly, its obligations thereunder and any liability deriving therefrom shall not be discharged or affected by any circumstance which would so discharge or affect such obligations or liability of such Guarantor were the sole principal debtor including:-

      (a) any time, indulgence, waivers or consents given to any Obligor or any other person;

      (b) any amendment, variation or modification to any Senior Finance Document or any other security or guarantee or any increase in the amount of the Facilities;

      (c) the making or absence of any demand on any Obligor or any other person for payment or performance of any other obligations, or the application of any moneys at any time received from any Obligor or any other person;

      (d) the enforcement, perfecting or protecting of or absence of enforcement, perfecting or protecting of any security, guarantee or undertaking (including, without limitation, all or any of the obligations and liabilities of any Obligor);

      (e) the release, taking, giving or abstaining from taking of any security, guarantee or undertaking (including, without limitation, the Senior Finance Documents);

      (f) the insolvency, winding-up, administration, receivership or the commencement of any other insolvency procedure under the laws of any relevant jurisdiction in relation to any Obligor, any Finance Party or any other person or the making of any arrangement or composition with or for the benefit of creditors by any other Obligor, any Finance Party or any other person;

      (g) any amalgamation, merger or change in constitution in relation to any Obligor, any Finance Party or any other person;


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      (h)   the illegality,  invalidity or  unenforceability of or any defect in any provision of any Finance Document or any security, obligations or liabilities arising or expressed to arise thereunder;

      (i) any Finance Party ceasing or refraining from giving credit or making loans or advances to or otherwise dealing with any Obligor or any other person or any other security, guarantee or undertaking; or

      (j) any other circumstance which, but for this provision, might operate to release or otherwise exonerate the Guarantor from its obligations hereunder.

23.3  Other Guarantors

      It is specifically acknowledged and agreed that the Finance Parties may from time to time make any arrangement, compromise, waiver or other dealing with any Obligor in relation to any guarantee or other obligations under the Senior Finance Documents which such Finance Parties may think fit and no such arrangement, compromise, waiver or other dealing shall exonerate or discharge any other Obligor from its obligations under the Senior Finance Documents.

23.4  Guarantors' Obligations Continuing

      Each Obligor's obligations under this Agreement are and will remain in full force and effect by way of continuing security until no sum remains to be lent or remains payable under this Agreement. Furthermore, those obligations are additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from that Obligor or otherwise and each Obligor waives any right it may have to require any Finance Party to enforce any such security, guarantee or indemnity before claiming against it.

23.5  Exercise of Guarantors' Rights

      So long as any sum remains payable or capable of becoming payable under the Senior Finance Documents:

      (a) any right of an Obligor (by reason of performance of any of its obligations hereunder), to be indemnified by any other Obligor or to take the benefit of or enforce any security or other guarantee or to receive any payment from any other Obligor shall be exercised and enforced by such Obligor and shall only be exercised and enforced by such Obligor in such manner and on such terms as the Agent may require; and

      (b) any amount received or recovered by such Obligor as a result of any exercise of any such right shall be held in trust for the Finance Parties and immediately paid to the Agent.

23.6  Avoidance of Payments

      Each Obligor shall on demand indemnify the Agent and each Finance Party against any funding or other cost, loss, expense or liability sustained or incurred by it as a result of it being required for any reason to refund all or part of any amount received or recovered by it from such Obligor in respect of any sum payable by any Obligor under any Senior Finance Document.

23.7  Suspense Accounts

      Any amount received or recovered by any Finance Party (otherwise than as a result of a payment by a Borrower to the Agent) in respect of any sum due and payable by any Borrower under this Agreement may be placed in a suspense account and kept there for so long as the recipient thinks fit. Amounts deposited in any such account shall accrue interest at the Agent's usual rate for deposits of a similar amount and nature from time to time and interest accrued shall be credited to such account.


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23.8  Primary Obligations

      As a separate and alternative stipulation, each Obligor unconditionally and irrevocably agrees that any sum expressed to be payable by any Obligor under this Agreement but which is for any reason (whether or not now existing and whether or not now known or becoming known to any party to this Agreement) not recoverable from such Obligor on the basis of a guarantee shall nevertheless be recoverable from it as if it were the sole principal debtor and shall be paid by it to the Agent on demand.

23.9  Further Guarantors

      The Borrower will:

      (a) procure that any person that becomes Principal Member of the Group (other than the Borrower) which is not a Guarantor shall (unless prohibited by law) become a Guarantor by delivering an Accession Document duly executed by it and by the Borrower to the Agent within 10 Business Days after such person becomes a Principal Member of the Group pursuant to the terms of this Agreement;

      (b) procure that any Principal Member of the Group (other than the Borrower) which enters into an Accession Document shall within 10 Business Days thereafter execute such Security Documents (in favour of the Security Agent for the benefit of the Finance Parties) as the Agent shall reasonably require; and

      (c) procure that there shall be delivered to the Agent with the original executed Accession Document and any such Security Documents such evidence of the due execution of the Accession Document and such Security Documents as the Agent shall require together with a legal opinion reasonably satisfactory to the Agent.

24.   INDEMNITIES

24.1  Currency Indemnity

      (a) If a Finance Party receives an amount in respect of an Obligor's liabilities under the Senior Finance Documents or if that liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "contractual currency") in which the amount is expressed to be payable under the relevant Senior Finance
            Document:

            (i)   such  Obligor  shall   indemnify  that  Finance  Party  as  an
                  independent obligation against any loss or liability arising out of or as a result of the conversion;

            (ii) if the amount received by that Finance Party, when converted into the contractual currency at a market rate in the usual course of its business is less than the amount owed in the contractual currency, such Obligor shall forthwith on demand pay to that Finance Party an amount in the contractual currency equal to the deficit; and

            (iii) such  Obligor  shall  forthwith  on demand pay to the  Finance
                  Party concerned any exchange costs and Taxes payable in connection with any such conversion.

      (b) Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Senior Finance Documents in a currency other than that in which it is expressed to be payable.

24.2  Other Indemnities

      The Borrower shall forthwith on demand indemnify each Finance Party against any loss or liability which that Finance Party incurs as a consequence of:

      (a) the occurrence of any Default including a breach by a Shareholder which is not an Obligor of a Senior Finance Document to which such Shareholder is a party;


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      (b)   the operation of Clause 22.21 (Acceleration);

      (c) any payment of principal or an overdue amount being received from any source otherwise than on the last day of a relevant Interest Period or Designated Interest Period (as defined in Clause 10.3 (Default interest)) relative to the amount so received;

      (d) an Advance (or part of an Advance) not being prepaid in accordance with a notice of prepayment or (other than by reason of negligence or default by that Finance Party) an Advance not being made after the Borrower has delivered a Request;

      (e) any act or omission by the Borrower which invalidates the Insurances (as defined in the Asset Pledge);

      (f) the design, manufacture, testing, maintenance, repair, refurbishment, condition, service, overhaul, modification, change, loss, damage, removal or storage of any of the Movables (as defined in the Asset Pledge) or any part thereof;

      (g) the transfer, ownership, delivery, non-delivery, import, export, possession, use, operation, registration, non-registration, leasing or sub-leasing of any of the Movables (as defined in the Asset Pledge) or any part thereof;

      (h) the retaking of possession of any of the Movables (as defined in the Asset Pledge) or any part thereof and entering upon any premises for this purpose (including the exercise of the Security Agent's powers set forth in Clause 6.4 of the Asset Pledge); or

      (i) the exercise or purported exercise of any rights, powers or discretions vested in the Security Agent pursuant to the Asset Pledge, any Ordinary Share Pledge and/or any Registered Share Pledge.

      The Borrower's liability in each case includes any loss or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Senior Finance Document, any amount repaid or prepaid or any Advance.

25.   AGENT, SECURITY AGENT, LEAD ARRANGERS, ARRANGERS AND BANKS

25.1  Appointment and duties of the Agent and the Security Agent

      (a) Subject to Clause 25.15(f) (Resignation of Agent and Security Agent), each Finance Party (other than the Agent and the Security Agent, respectively) irrevocably appoints the Agent to act as its agent and the Security Agent to act as its security agent under and in connection with the Senior Finance Documents.

      (b) Each Party irrevocably authorises the Agent and the Security Agent on its behalf to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Senior Finance Documents, together with any other incidental rights, powers and discretions.

      (c) The Agent and the Security Agent have only those duties which are expressly specified in this Agreement and in the Security Documents and Collateral Sharing Intercreditor Agreement, respectively. Those duties are solely of a mechanical and administrative nature.

25.2  Role of the Lead Arrangers and Arrangers

      Except as specifically provided in this Agreement, neither the Lead Arrangers nor the Arrangers have any obligations of any kind to any other Party under or in connection with any Senior Finance Document.


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25.3  Relationship

      The relationship between the Agent and the Security Agent, on the one hand, and the other Finance Parties, on the other hand, is that of agent and principal only. Nothing in this Agreement constitutes the Agent or the Security Agent as fiduciary for any other Party or any other person and neither the Agent nor the Security Agent need keep any moneys paid to it for a Party segregated from its assets or be liable to account for interest on those moneys.

25.4  Majority Banks' Instructions

      (a) Each of the Agent and, subject to the terms of the Collateral Sharing Intercreditor Agreement, the Security Agent will be fully protected if it acts in accordance with the instructions of the Majority Banks in connection with the exercise of any right, power or discretion or any matter not expressly provided for in the Senior Finance Documents. Any such instructions given by the Majority Banks will be binding on all the Banks. In the absence of such instructions, each of the Agent and the Security Agent may act as it considers to be in the best interests of the Banks.

      (b) Neither the Agent nor the Security Agent is authorised to act on behalf of a Bank (without first obtaining that Bank's consent) in any legal or arbitration proceedings relating to any Senior Finance Document.

25.5  Delegation

      The Agent and the Security Agent may act under the Senior Finance Documents through their respective personnel and agents.

25.6  Responsibility for Documentation

      None of the Agent, the Security Agent, the Lead Arrangers or the Arrangers are responsible to any other Party for:

      (a) the execution, genuineness, validity, enforceability or sufficiency of any Senior Finance Document or any other document;

      (b) the collectability of amounts payable under any Senior Finance Document; or

      (c) the accuracy of any statements (whether written or oral) made in or in connection with any Senior Finance Document.

25.7  Default

      (a) Neither the Agent nor the Security Agent is obliged to monitor or enquire as to whether or not a Default has occurred. Neither the Agent nor the Security Agent will be deemed to have knowledge of the occurrence of a Default. However, if the Agent or the Security Agent receives notice from a Party referring to this Agreement, describing the Default and stating that the event is a Default, it shall promptly notify the Banks.

      (b) Each of the Agent or the Security Agent may require the receipt of security satisfactory to it, whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any Senior Finance Document before it commences those proceedings or takes that action.


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25.8  Exoneration

      (a) Without limiting paragraph (b) below, neither the Agent nor the Security Agent will be liable to any other Party for any action taken or not taken by it under or in connection with any Senior Finance Document, unless caused by its gross negligence or wilful misconduct.

      (b) No Party may take any proceedings against any officer, employee or agent of the Agent or the Security Agent in respect of any claim it might have against the Agent or the Security Agent or in respect of any act or omission of any kind (including gross negligence or wilful misconduct) by that officer, employee or agent in relation to any Senior Finance Document.

25.9  Reliance

      Each of the Agent and the Security Agent may:

      (a) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

      (b) rely on any statement made by a director or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify; and

      (c) engage, pay for and rely on legal or other professional advisers selected by it (including those in its employment and those representing a Party other than itself).

25.10 Credit Approval and Appraisal

      Without affecting the responsibility of the Borrower for information supplied by it or on its behalf in connection with any Senior Finance Document, each Bank confirms that it:

      (a) has made its own independent investigation and assessment of the financial condition and affairs of the Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Agent, the Security Agent, any of the Lead Arrangers or any of the Arrangers in connection with any Senior Finance Document; and

      (b) will continue to make its own independent appraisal of the creditworthiness of the Borrower and its related entities while any amount is or may be outstanding under the Senior Finance Documents or any Commitment is in force.

25.11 Information

      (a) The Agent shall promptly forward to the person concerned or make available for his inspection the original or a copy of any document which is delivered to the Agent by a Party for that person.

      (b) The Agent shall promptly supply a Bank with a copy of each document received by the Agent under Clause 4.1 (Conditions precedent to first Utilisation), upon the request and at the expense of that Bank.

      (c) Except where this Agreement specifically provides otherwise, the Agent is not obliged to review or check the accuracy or completeness of any document it forwards to or makes available for inspection by another Party.

      (d) Except as provided above, neither the Agent nor the Security Agent has a duty:


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            (i)   either  initially or on a continuing basis to provide any Bank with any credit or other information concerning the financial condition or affairs of the Borrower or of its related entities, whether coming into its possession before, on or after the date of this Agreement; or

            (ii) unless specifically requested to do so by a Bank in accordance with a Senior Finance Document, to request any certificates or other documents from the Borrower.

25.12 The Agent, the Security Agent, the Lead Arrangers and the Arrangers individually

      (a) If it is also a Bank, each of the Agent, the Security Agent, the Lead Arrangers and the Arrangers has the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though it were not the Agent, the Security Agent, the Lead Arrangers or the Arrangers as the case may be.

      (b) Each of the Agent, the Security Agent, the Lead Arrangers and the Arrangers may:

            (i) carry on any business with the Borrower or its related entities;

            (ii) act as agent for, or in relation to any financing involving, the Borrower or its related entities; and

            (iii) retain any  profits or  remuneration  in  connection  with its activities under this Agreement or in relation to any of the foregoing.

      (c) In acting as the Agent or the Security Agent, as the case may be, the agency division of the Agent or the Security Agent, as the case may be, will be treated as a separate entity from its other divisions and departments. Any information acquired by the Agent or the Security Agent, as the case may be, which, in its opinion, is acquired by it otherwise than in its capacity as the Agent or the Security Agent may be treated as confidential by the Agent or the Security Agent and will not be deemed to be information possessed by the Agent or the Security Agent in its capacity as such.

      (d) The Borrower irrevocably authorises each of the Agent and the Security Agent to disclose to the other Finance Parties any information which, in the opinion of the Agent or the Security Agent, as the case may be, is received by it in its capacity as Agent or the Security Agent.

25.13 Indemnities

      (a) Without limiting the liability of the Borrower under the Senior Finance Documents, each Bank shall forthwith on demand indemnify the Agent and the Security Agent for that Bank's proportion of any liability or loss incurred by the Agent or the Security Agent, as the case may be, in any way relating to or arising out of its acting as Agent or Security Agent, as the case may be, except to the extent that the liability or loss arises from the gross negligence or wilful misconduct of the Agent or Security Agent, as the case may be.

      (b) A Bank's proportion of the liability set out in paragraph (a) above at any time will be the proportion which its participation in the Euro Equivalent of Utilisations bears to all such Utilisations outstanding on the date of the demand. However, if there are no Utilisations outstanding on the date of demand or the Default Date has occurred, then the proportion will be the proportion which its Commitment bears to the Total Commitments or, if the Total Commitments have then been cancelled, bore to the Total Commitments immediately before being cancelled.


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25.14 Compliance

      (a) Each of the Agent and the Security Agent may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction.

      (b) Without limiting paragraph (a) above, neither the Agent nor the Security Agent need disclose any information relating to the Borrower or any of its related entities if the disclosure might, in the reasonable opinion of the Agent or the Security Agent, constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

25.15 Resignation of the Agent and the Security Agent

      (a) Notwithstanding its irrevocable appointment, the Agent or the Security Agent may resign by giving notice to the Banks and the Borrower, in which case the Agent or the Security Agent, as the case may be, may, with the prior written consent of the Borrower (such consent not to be unreasonably withheld), and subject, in the case of the Security Agent, to Clause 25.17 (Security Agent as Administrator) and the Collateral Sharing Intercreditor Agreement, forthwith appoint one of its Affiliates as successor Agent or Security Agent or, failing that, the Majority Banks, subject, in the case of the Security Agent, to Clause 25.17 (Security Agent as Administrator) and the Collateral Sharing Intercreditor Agreement, may appoint a successor Agent or Security Agent with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed).

      (b) If the appointment of a successor Agent or Security Agent is to be made by the Majority Banks but they have not, within 30 days after notice of resignation, appointed a successor Agent or Security Agent which accepts the appointment, the Agent or Security Agent may, subject, in the case of the Security Agent, to Clause 25.17 (Security Agent as Administrator) and the Collateral Sharing Intercreditor Agreement, appoint a successor Agent or Security Agent.

      (c) The resignation of an Agent or Security Agent and the appointment of any successor Agent or Security Agent will both become effective only upon the successor Agent or Security Agent notifying all the Parties that it accepts its appointment. On giving the notification, the successor Agent or Security Agent will succeed to the position of the Agent or Security Agent in respect of the relevant Facility and the term "Agent" or "Security Agent" will mean the successor Agent or Security Agent, as the case may be.

      (d) The retiring Agent or Security Agent shall make available to the successor Agent or Security Agent such documents and records and provide such assistance as the successor Agent or Security Agent may reasonably request for the purposes of performing its functions as the Agent or Security Agent under the Senior Finance Documents.

      (e) Upon its resignation becoming effective, this Clause 25 shall continue to benefit the retiring Agent or Security Agent in respect of any action taken or not taken by it under or in connection with the Senior Finance Documents while it was the Agent or Security Agent, and, subject to paragraph (d) above, it shall have no further obligations under any Senior Finance Document.

      (f) The Majority Banks may, by notice to the Agent or Security Agent, subject, in the case of the Security Agent, to Clause 25.17 (Security Agent as Administrator) and the Collateral Sharing Intercreditor Agreement, require it to resign in accordance with paragraph (a) above. In this event, the Agent or the Security Agent shall resign in accordance with paragraph (a) above but it shall not be entitled to appoint one of its Affiliates as successor Agent or Security Agent.


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25.16 Banks

      (a) The Agent may treat each Bank as a Bank, entitled to payments under this Agreement and as acting through its Facility Office(s) unless it has received not less than five Business Days' prior notice from that Bank to the contrary.

      (b) The Agent may at any time, and shall if requested to do so by the Majority Banks, convene a meeting of the Banks.

25.17 Security Agent as Administrator

      (a) Each Finance Party irrevocably authorises the Security Agent to act as administrator of a registered pledge to secure all debts of the Obligors hereunder by way of a registered pledge or other Security Interests established over the Borrower's assets and the Shareholders' assets and enter into such intercreditor arrangements as contemplated by the Security Documents in the Security Agent's name but for the account of the Finance Parties.

      (b) The Security Agent in its capacity as administrator or otherwise under the Security Documents:

            (i) is not liable for any failure, omission or defect in perfecting or registering the security constituted or created by any Security Document in the absence of wilful misconduct or gross negligence on the part of the Security Agent; and

            (ii) may accept without enquiry such title as any Obligor may have to any asset secured by any Security Document.

      (c) Each Finance Party hereby irrevocably appoints the Security Agent as its attorney to enter into the Security Documents and the Collateral Sharing Intercreditor Agreement on its behalf.

      (d) Notwithstanding anything to the contrary contained in any Senior Finance Document, with respect to any Security located in Luxembourg or subject to a Security Document governed by Luxembourg law, the Security Agent shall be the Group Security Agent (as defined in the Collateral Sharing Intercreditor Agreement).

26.   FEES

26.1  Commitment Fee

      (a) The Borrower will pay to the Agent in Euro for distribution among the Tranche A Banks pro rata to the aggregate of their respective Tranche A Commitments a commitment fee in respect of Tranche A of
            0.50 per cent. per annum on the daily undrawn balance of the Tranche A Commitments.

      (b) The Borrower will pay to the Agent in Zloty for distribution among the Tranche B Banks pro rata to the aggregate of their respective Tranche B Commitments a commitment fee in respect of Tranche B of
            0.50 per cent. per annum on the daily undrawn balance of the Tranche B Commitments.

      (c) Commitment fees from the Signing Date shall be calculated in accordance with paragraphs (a) and (b) above and shall be payable quarterly in arrears.

26.2  Front-end Fee

      The Borrower shall pay to the Agent for the account of the Lead Arrangers a front-end fee in the amount and on the dates agreed in the relevant Fee Letter.


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26.3  Agency Fees

      The Borrower shall pay to the Agent and the Security Agent for their own account agency fees in the amounts and on the dates agreed in the relevant Fee Letter.

26.4  VAT and Other Taxes

      Any fee referred to in this Clause 26 is exclusive of any value added tax or any other Tax which might be chargeable in connection with that fee. If any value added tax or other Tax is so chargeable, it shall be paid by the Borrower at the same time as it pays the relevant fee or if no VAT invoice has then been received, then within 7 Business Days of receiving a relevant VAT invoice.

27.   EXPENSES

27.1  Initial and Special Costs

      The Borrower shall forthwith on demand pay the Agent, the Security Agent and each Lead Arranger the amount of all reasonable costs and expenses (including legal fees) incurred by any of them in connection with:

      (a)   the negotiation, preparation, printing and execution of:

            (i) this Agreement and any other documents referred to in this Agreement; and

            (ii) any other Senior Finance Document executed after the date of this Agreement; and

            (iii) the syndication of each Tranche;

      (b) any amendment, waiver, consent or suspension of rights (or any proposal for any of the foregoing) requested by or on behalf of the Borrower and relating to a Senior Finance Document or a document referred to in any Senior Finance Document.

27.2  Enforcement Costs

      The Borrower shall forthwith on demand pay to each Finance Party the amount of all costs and expenses (including legal fees and costs of valuations) incurred by it in connection with the enforcement of, or the preservation of any rights under, any Senior Finance Document.

28.   STAMP DUTIES

      The Borrower shall pay, and forthwith on demand indemnify each Finance Party against any liability it incurs in respect of, any stamp, registration and similar Tax which is or becomes payable in connection with the entry into, performance or enforcement of any Senior Finance Document.

29.   AMENDMENTS AND WAIVERS

29.1  Procedure

      (a) Subject to Clause 29.2 (Exceptions), any term of the Senior Finance Documents may be amended or waived or any action consented to with the agreement of the Borrower and the Majority Banks. The Agent may effect, on behalf of the Finance Parties, an amendment, consent or waiver to which they or the Majority Banks have agreed.

      (b) The Agent shall promptly notify the other Parties of any amendment or waiver effected under paragraph (a) above, and any such amendment or waiver shall be binding on all the Parties.


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29.2  Exceptions

      (a) Any amendment, waiver, variation, modification or consent of, or action with respect to, any term of the Senior Finance Documents shall require the consent of the Borrower and each of the Banks if it relates to:

            (i) the definition of "Majority Banks" in Clause 1.1 (Defined terms);

            (ii) an extension of the date for, or a decrease in an amount or a change in the currency of, any payment to any Bank under the Senior Finance Documents (including the Applicable Margin (other than in accordance with the terms of this Agreement), any fee payable under Clause 26.1 (Commitment fee) and any amount payable pursuant to Clause 7 (Repayment));

            (iii) an increase in any Bank's Commitment;

            (iv)  any release of a Security Document or a Guarantor;

            (v) a term of a Senior Finance Document which expressly requires the consent of that Bank;

            (vi)  Clause 2.2 (Nature of Bank's rights and  obligations),  Clause
                  30.2 (Transfers by Banks), Clause 30.1 (Transfer by an Obligor), Clause 31 (Set-off and redistribution), Clause 38.1 (Arbitration) or this Clause 29; or

            (vii) the definition of "UMTS Approval Banks" in Clause 1.1 (Defined
                  Terms).

      (b) An amendment or waiver that affects the rights and/or obligations of the Agent or the Security Agent may not be effected without the agreement of the Agent or the Security Agent, as applicable.

29.3  Waivers and remedies cumulative

      The rights of each Finance Party under the Senior Finance Documents:

      (a)   may be exercised as often as necessary;

      (b) are cumulative and not exclusive of its rights under the general law; and

      (c)   may be waived only in writing and specifically.

      Delay in exercising or non-exercise of any such right is not a waiver of that right.

29.4  Remedies cumulative

      The rights and remedies of each of the Finance Parties in this Agreement may be exercised as often as necessary and are cumulative and not exclusive of any rights or remedies provided by law.

30.   CHANGES TO PARTIES

30.1  Transfers by an Obligor

      No Obligor may assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under the Senior Finance Documents.


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30.2  Transfers by Banks

      (a) A Bank (the "Existing Bank") may at any time assign or transfer any of its rights and/or obligations under this Agreement and the Collateral Sharing Intercreditor Agreement to another bank or financial institution (the "New Bank") with, in the case of any bank or financial institution other than a Bank or an Affiliate of such Existing Bank, the prior written consent of the Borrower, such consent not to be unreasonably withheld or delayed; provided that:

            (i)   such  assignment  and/or  transfer  shall be in the  amount of
                  (euro)5,000,000 and an integral multiple of (euro)1,000,000, in the case of an assignment and/or transfer under Tranche A and in the amount of the Zloty Equivalent of (euro)3,000,000 and an integral multiple of (euro)500,000, in the case of an assignment and/or transfer under Tranche B, except in the case of an assignment or transfer which has the effect of reducing the participation of the relevant Bank to zero; and

            (ii) if the Borrower fails to respond to a request for such consent within 10 Business Days after such request, the Borrower shall be deemed to have given its consent under this Clause 30.2(a).

      (b) A transfer and/or assignment of obligations will be effective only if the New Bank confirms to the Agent and the Borrower that it undertakes to be bound by the terms of this Agreement and the Collateral Sharing Intercreditor Agreement as a Bank in form and substance satisfactory to the Agent or executes a Transfer Certificate and serves the attached notice on the Borrower and the Agent. On the transfer and/or assignment becoming effective in this manner the Existing Bank shall be relieved of its obligations under this Agreement and the Collateral Sharing Intercreditor Agreement to the extent that they are transferred and/or assigned to the New Bank.

      (c) Nothing in this Agreement restricts the ability of a Bank to sub-contract an obligation if that Bank remains liable under this Agreement and the Collateral Sharing Intercreditor Agreement for that obligation.

      (d) On each occasion an Existing Bank assigns and/or transfers any of its Tranche A Commitment and/or its Tranche B Commitment and/or rights and/or obligations under this Agreement and the Collateral Sharing Intercreditor Agreement to any bank or financial institution other than an Affiliate of such Existing Bank, the New Bank shall, on the date the assignment or transfer takes effect, pay to the Agent for its own account a fee of (euro)1,500, in the case of a transfer and/or assignment under Tranche B and (euro)5,000 in the case of a transfer and/or assignment under Tranche A.

      (e)   An Existing Bank is not responsible to a New Bank for:

            (i)   the  execution,   genuineness,   validity,  enforceability  or
                  sufficiency of any Senior Finance Document or any other document;

            (ii) the collectability of amounts payable under any Senior Finance Document; or

            (iii) the accuracy of any statements  (whether written or oral) made in or in connection with any Senior Finance Document.

      (f) Each New Bank confirms to the Existing Bank and the other Finance Parties that it:

            (i) has made its own independent investigation and assessment of the financial condition and affairs of the Obligors and their related entities in connection with its participation in this Agreement and has not relied exclusively on any information


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                  provided to it by the  Existing  Bank in  connection  with any
                  Senior Finance Document; and

            (ii) will continue to make its own independent appraisal of the creditworthiness of the Obligors and their related entities while any amount is or may be outstanding under this Agreement or any Commitment is in force.

      (g)   Nothing in any Senior Finance Document obliges an Existing Bank to:

            (i) accept a re-transfer from a New Bank of any of the Commitment and/or rights and/or obligations assigned, transferred or novated under this Clause; or

            (ii) support any losses incurred by the New Bank by reason of the non-performance by the Borrower of its obligations under the Senior Finance Documents or otherwise.

      (h) Any reference in this Agreement to a Bank includes a New Bank but excludes a Bank if no amount is or may be owed to or by it under this Agreement and its Commitment has been cancelled or reduced to nil.

      (i) If at any time any Bank assigns or transfers any of its rights, benefits and obligations hereunder or transfers its Facility Office and at the time of such assignment or transfer there arises an obligation on the part of the Borrower under Clause 14 (Taxes) or Clause 16 (Increased costs)(other than a payment in respect of the Bank Guarantee Fund) to pay to such Bank or its assignee or transferee any amount in excess of the amount the Borrower would have then been obliged to pay but for such assignment or transfer, then the Borrower shall not be obliged to pay the amount of such excess.

30.3  Procedure for Transfers

      A transfer and/or assignment may be effected if the Existing Bank and the New Bank deliver to the Agent a duly completed certificate, substantially in the form of Schedule C (a "Transfer Certificate").

30.4  Reference Banks

      If a Reference Bank (or, if a Reference Bank is not a Bank, the Bank of which it is an Affiliate) ceases to be a Bank, the Agent shall (in consultation with the Borrower) appoint another Bank or an Affiliate of a Bank to replace that Reference Bank.

30.5  Register

      The Agent shall keep a register of all the Parties and shall supply any other Party (at that Party's expense) with a copy of the register on request.

31.   SET-OFF AND REDISTRIBUTION

31.1  Set-off

      Each Finance Party may (but shall not be obliged to) set off against any obligation of any Obligor due and payable by it to or for the account of such Finance Party under this Agreement and not paid on the due date or within any applicable grace period any moneys held by such Finance Party for the account of such Obligor at any office of such Finance Party anywhere and in any currency, whether or not matured. Such Finance Party may effect such currency exchanges as are appropriate to implement the set-off and any usual charges in relation to such currency exchanges shall be paid by such Obligor. Any Finance Party which has set off shall give prompt notice of that fact to the relevant Obligor.


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31.2  Application of Payments

      (a) If the Agent receives a payment insufficient to discharge all the amounts then due and payable by the Borrower under the Senior Finance Documents, the Agent shall, subject, however, to the terms of the Collateral Sharing Intercreditor Agreement, apply that payment towards the obligations of the Borrower under the Senior Finance Documents in the following order (after converting the payment into the currency necessary to make payment of the relevant amounts due in the currencies in which they are due at the Agent's Spot Rate of Exchange):

            (i) first, to the reimbursement of the Security Agent for all of the amounts advanced by it to preserve, maintain and protect the Security in the event of a Default under the Senior Finance Documents;

            (ii) second, to the reimbursement of the Security Agent for all amounts expended by it in obtaining and disposing of the Security (including, without limitation, reasonable legal fees, trustees' fees and other expenses of collection and enforcement of remedies);

            (iii) third,  in or towards  payment of any unpaid  fees,  costs and expenses of the Agent under the Senior Finance Documents (including, without limitation, amounts advanced by the Agent on behalf of any other Finance Party under the Senior Finance Documents) pro rata between the amounts of such unpaid fees, costs and expenses;

            (iv) fourth, in or towards payment pro rata to the relevant proportions of any accrued interest and fees due to each Bank but unpaid under the Senior Finance Documents ;

            (v) fifth, in or towards payment pro rata to the relevant proportions of any principal due to each Bank but unpaid under the Senior Finance Documents (including any amounts due pursuant to a Hedging Document designated as such pursuant to Clause 19.14(c) (Treasury Transactions)); and

            (vi) sixth, in or towards payment pro rata to the relevant proportions of any other sum due but unpaid under the Senior Finance Documents.

      (b) For the purposes of paragraph (a) above, "the relevant proportions" means the proportion which the Euro Equivalent of the amount of each Bank's actual participations in the amounts that have fallen due in the same class as set out in paragraph (a) above bears to the Euro Equivalent of the aggregate amount of all such amounts that have fallen due at that time.

      (c) The Agent shall, if so directed by all the Banks, vary the order set out in sub-paragraphs (a)(ii) to (iv) above and it shall without any legal commitment use reasonable endeavours to notify the Borrower of any such variation.

      (d) Paragraphs (a), (b) and (c) above will override any appropriation made by an Obligor or a Shareholder.

      (e) For the purposes of this Clause 31.2 any Euro Equivalent shall be calculated as at the date 2 Business Days prior to the date the Agent makes any relevant application. Not earlier than 20 days after the Default Date, all of the Banks may give notice to the Agent and the Borrower requiring that all amounts outstanding in Optional Currencies shall be converted into Euro. If the Banks give such a notice, such amounts outstanding in Optional Currencies will be converted into Euro at the Agent's Spot Rate of Exchange on the date that such notice is received by the Agent and thereafter the Borrower will repay the amounts outstanding in Optional Currencies to all Banks in Euro by reference to the amount in Euro as calculated by the Agent.


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31.3  Redistribution and Loss Sharing

      (a) If any amount owing by an Obligor to a Bank is discharged by the proceeds on enforcement of security being allocated to that Bank in priority to other Banks (pursuant to Polish law or otherwise) or otherwise by enforcement of security, that Bank shall pay over that amount to the Group Security Agent (as defined in the Collateral Sharing Intercreditor Agreement) in accordance with the terms of the Collateral Sharing Intercreditor Agreement.

      (b) If any amount owing by an Obligor to a Bank (the "recovering Bank") is discharged by payment, set-off or by any other manner (other than under the circumstances described in subclause (a) above) other than
            (w) through the Agent in accordance with Clause 13 (Payments), (x) in accordance with the applicable priority at the relevant time set out in Clause 31.2 (Application of payments) or (y) in accordance with a guarantee from an affiliate of such Bank (a "recovery"), then:

            (i) the recovering Bank shall, within three Business Days, notify details of the recovery to the Agent;

            (ii) that Agent shall determine whether the recovery is in excess of the amount which the recovering Bank would have received had the recovery been received by the Agent and distributed in accordance with Clause 13 (Payments) and the applicable priorities at the relevant time set out in Clause 31.2 (Application of payments);

            (iii) subject  to Clause  31.5  (Exceptions),  the  recovering  Bank shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the "redistribution") equal to the excess in the currency in which the recovering Bank made the recovery;

            (iv) that Agent shall treat the redistribution as if it were a payment by the Borrower under Clause 13 (Payments) and, after converting the redistribution into the currencies necessary to make payments of amounts due to the Banks in the currency in which they are due at the Agent's Spot Rate of Exchange, it shall pay the redistribution to the Banks (other than the recovering Bank) in accordance with Clause 31.2 (Application of payments); and

            (v) after payment of the full redistribution, the recovering Bank will be subrogated to the portion of the claims paid under paragraph (iv) above and the Borrower will owe the recovering Bank a debt which is equal to the redistribution, immediately payable and of the type originally discharged.

31.4  Reversal of Redistribution

      If after the operation of Clause 31.3 (Redistribution and loss sharing):

      (a) a recovering Bank must subsequently return a recovery, or an amount measured by reference to a recovery, to an Obligor; and

      (b) the recovering Bank has paid a redistribution in relation to that recovery,

      each Bank shall, within three Business Days of demand by the recovering Bank through the Agent reimburse the recovering Bank all or the appropriate portion of the redistribution paid to that Bank together with interest on the amount to be returned to the recovering Bank for the period whilst it held the redistribution. Thereupon, the subrogation in Clause 31.3(b)(v) (Redistribution and loss sharing) will operate in reverse to the extent of the reimbursement.


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31.5  Exceptions

      A recovering Bank is not obliged to share with any other Bank under Clause
      31.3 (Redistribution and loss sharing) any amount which the recovering Bank has received or recovered as a result of taking legal proceedings, if the other Bank had an opportunity to participate in those legal proceedings but did not do so or did not take separate legal proceedings.

32.   DISCLOSURE OF INFORMATION

      (a) A Bank may disclose to one of its Affiliates or any person with whom it is proposing to enter, or has entered into, any kind of transfer, participation or other agreement in relation to this Agreement:

            (i)   a copy of any Senior Finance Document; and

            (ii) any information which that Bank has acquired under or in connection with any Senior Finance Document;

            so long as in all cases, any recipient thereof has previously agreed in writing to keep the content of such Senior Finance Document or such information confidential and not to disclose it to any other person.

      (b) Subject to sub-Clause (a) above, the parties will keep confidential the Senior Finance Documents and all information that they acquire under or in connection with the Senior Finance Documents save that such information may be disclosed:

            (i) if so required by law or regulation or if requested by any regulator with jurisdiction over any Finance Party or any affiliate of any Finance Party;

            (ii) if it comes into the public domain (other than as a result of a breach of this Clause 32);

            (iii) to auditors, professional advisers or rating agencies; or

            (iv)  in connection with any legal proceedings.

      The provisions of this Clause 32 shall supersede any undertakings with respect to confidentiality previously given by any Finance Party in favour of any Obligor.

33.   SEVERABILITY

      If a provision of any Senior Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

      (a) the validity or enforceability in that jurisdiction of any other provision of the Senior Finance Documents; or

      (b) the validity or enforceability in other jurisdictions of that or any other provision of the Senior Finance Documents.

34.   COUNTERPARTS

      Each  Senior   Finance   Document   may  be  executed  in  any  number  of
      counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Senior Finance Document.


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35.   NOTICES

35.1  Communications in Writing

      Any communication to be made under or in connection with the Senior Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter or (to the extent that the relevant party has specified such address pursuant to Clause 35.2 (Addresses)) by e-mail.

35.2  Addresses

      (a) The address and fax number, and (if so specified) e-mail address, and, where appropriate, web site (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with the Senior Finance Documents is:

            (i) in the case of the Borrower, that identified with its name below;

            (ii) in the case of each Bank or any other Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a party; and

            (iii) in  the  case  of  the  Agent  or  the  Security  Agent,  that identified with its name below,

            or any substitute address, fax number, e-mail address, web site or department or officer, or initial e-mail address as the party may notify to the Agent (or the Agent may notify to the other parties, if a change is made by the Agent) by not less than five Business Days' written notice.

      (b) The address, e-mail address and facsimile number of the Borrower are:

            Al. Jerozolimskie 181
            02-222 Warsaw 1
            Poland

            Tel:        +48 22 413 6000
            Facsimile:  +48 22 413 6239
            Email:      jeastick@era.pl
                        gludziak@era.pl
            Attn:       Finance Director/Group Treasurer

            or such other as the Borrower may notify to the Agent by not less than five Business Days' notice.

      (c)   The address, e-mail address and facsimile number of the Agent are:

            Deutsche Bank Luxembourg S.A.
            2, Boulevard Konrad Adenauer
            L-1115 Luxembourg

            Tel:        +353 42122 781/294
            Facsimile:  +353 42122 287
            Email:      credit.dblux@db.com
            Attn:       International Loans & Agency Services, Project Finance

            or such other as the Agent may notify to the other Parties by not less than five Business Days' notice.

      (d) the address, email address and facsimile number of the Security Agent are:


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            Deutsche Bank Polska S.A.
            Al. Armii Ludowej 26
            609 Warszawa
            Poland

            Tel:        +48 22 579 91 82
            Facsimile:  +48 22 579 91 61
            Email:      ewa.skomorowska@db.com
            Attn:       Ewa Skomorowska (Collateral Unit)

            or such other as the Security Agent may notify to the other Parties by not less than five Business Days' notice.

35.3  Delivery

      (a) Any communication or document made or delivered by one person to another under or in connection with the Senior Finance Documents will only be effective:

            (i)   if by way of fax or e-mail, when received in legible form; or

            (ii) if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

            (iii) where reference in such  communication  is to a web site, when the delivery of the letter, fax or, as the case may be e-mail referring the addressee to such web site is effective;

            and, if a particular department or officer is specified as part of its address details provided under Clause 35.2 (Addresses), if addressed to that department or officer.

      (b) Any communication or document to be made or delivered to an Agent will be effective only when actually received by such Agent and then only if it is expressly marked for the attention of the department or officer identified with such Agent's signature below (or any substitute department or officer such Agent shall specify for this purpose).

      (c)   All notices from or to an Obligor shall be sent through the Agent.

      (d) Any communication or document made or delivered to any Obligor in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

35.4  Notification of address, fax number and e-mail address

      Promptly upon receipt of notification of an address, fax number or (as the case may be) e-mail or change of address, fax number or e-mail pursuant to Clause 35.2 (Addresses) or changing its own address, fax number or e-mail, the Agent shall notify the other parties.

36.   EVIDENCE AND CALCULATIONS

36.1  Accounts

      Accounts maintained by a Finance Party in connection with this Agreement are prima facie evidence of the matters to which they relate.


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36.2  Certificates and Determinations

      Any certification or determination by a Finance Party of a rate or amount under the Senior Finance Documents is, in the absence of manifest error, prima facie evidence of the matters to which it relates.

36.3  Calculations

      Interest and the fees payable under Clause 26.1 (Commitment Fee) (in relation to Tranche A), accrue from day to day and are calculated on the basis of the actual number of days elapsed and a year of 360 days, or in the case of fees payable under Clause 26.1 (Commitment Fee) (in relation to Tranche B) and interest payments under Tranche B, 365 days.

37.   LANGUAGE

      (a) Any notice given under or in connection with any Senior Finance Document shall be in English.

      (b) All other documents provided under or in connection with any Senior Finance Document shall be:

            (i)   in English; or

            (ii) if not in English, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

      (c) Counterparts of this Agreement shall be executed in both the English and the Polish languages. In the event of any inconsistency between the English text and the Polish text, the English text shall prevail.

38.   JURISDICTION

38.1  Submission

      For the benefit of each Finance Party, the Obligors agree that the courts of England have jurisdiction to settle any disputes in connection with any Senior Finance Document and accordingly submits to the jurisdiction of the English courts.

38.2  Service of Process

      Without prejudice to any other mode of service, the Borrower:

      (a) irrevocably appoints Clifford Chance Secretaries Limited as its agent for service of process in relation to any proceedings before the English courts in connection with any Senior Finance Document; and

      (b) agrees that failure by a process agent to notify the Borrower of the process will not invalidate the proceedings concerned; and

      (c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being applying under Clause 35.2 (Addresses for notices).


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38.3  Forum Conveniens and Enforcement Abroad

      The Borrower:

      (a) waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with a Senior Finance Document; and

      (b) agrees that a judgment or order of an English court in connection with a Senior Finance Document is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

38.4  Non-exclusivity

      Nothing in this Clause 38 limits the right of a Finance Party to bring proceedings against an Obligor in connection with any Senior Finance
      Document:

      (a)   in any other court of competent jurisdiction; or

      (b)   concurrently in more than one jurisdiction.

38.5  Arbitration

      Notwithstanding Clauses 38.1 (Submission) to 38.4 (Non-exclusivity):

      (a)   all the Parties agree that if all the Banks so require; and

      (b) for the benefit of each Bank, the Borrower agrees if a Bank so requires,

      any dispute arising out of or in connection with a Senior Finance Document (including any question regarding its existence, validity or termination) shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration (the "Rules") which rules are deemed to be incorporated by reference into this Clause 38.5. The Tribunal shall consist of a sole arbitrator agreed upon by the Borrower, the Agent and the Banks in writing (subject to the Rules) or, if not so agreed within 21 days of the Banks or a Bank requiring the dispute to be referred to arbitration, a sole arbitrator appointed in accordance with the Rules. The place of any such arbitration shall be London and the language English.

39.   Waiver of Immunity

      The Borrower irrevocably and unconditionally:

      (a) agrees that if a Finance Party brings proceedings in any jurisdiction against it or its assets in relation to a Senior Finance Document, no immunity from those proceedings (including, without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) will be claimed by or on behalf of itself or with respect to its assets;

      (b) waives any such right of immunity which it or its assets now has or may subsequently acquire to the fullest extent permitted by the laws of such jurisdiction; and

      (c) consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with those proceedings, including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in those proceedings.

      In furtherance of the foregoing the Borrower represents and warrants that this Agreement and the incurring by the Borrower of the Tranches are commercial rather than public or governmental acts and


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      that the Borrower is not entitled to claim immunity from legal proceedings with respect to itself or any of its assets on the grounds of sovereignty or otherwise under any law or in any jurisdiction where an action may be brought for the enforcement of any of the obligations arising under or relating to this Agreement. To the extent that the Borrower or any of its assets has or hereafter may acquire any right to immunity from set-off, legal proceedings, attachment prior to judgment, other attachment or execution of judgment on the grounds of sovereignty or otherwise, the Borrower hereby irrevocably waives such rights to immunity in respect of its obligations arising under or relating to this Agreement.

40.   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with English law.

41.   THIRD PARTIES

      A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any terms of this Agreement.

IN WITNESS WHEREOF the parties to this Agreement have caused this Agreement to be duly executed on the date first written above.


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                                   SCHEDULE A

                                      BANKS

 Bank                                 Tranche A     Tranche B        Zloty
                                      Commitment    Commitment       Limit
                                      (euro)        (euro)           PLN

 Tranche A Banks

 Mizuho Band Nederland N.V.       (euro)5,000,000
 Bank Austria Aktiengesellschaft        7,500,000
 The Royal Bank of Scotland plc         7,500,000


 Total Tranche A Commitments:   (euro)20,000,000

 Tranche B Banks

 Deutsche Bank Polska S.A.                    (euro)500,000       PLN1,926,800
 Kredyt Bank S.A.                                   15,500,000       59,730,800
 ING Bankael(1)ski S.A.                             9,000,000        34,682,400
 ING Bank N.V., Warsaw Branch                       9,000,000        34,682,400
 Westdeutsche Landesbank Polska                     7,500,000        28,902,000
 S.A.                                               7,500,000        28,902,000
 LG Petro Bank S.A.                                 14,500,000       55,877,200
 BIG Bank GDANSKI S.A.                              12,000,000       46,243,200
 Bank Ochronyaerodowiska S.A.                       14,500,000       55,877,200
 Powszechny Bank Kredytowy S.A. w
 Warszawie                                          24,000,000       92,486,400
 Bank Przemys(3)owo-Handlowy S.A.                   5,000,000        19,268,000
 Bank Gospodarki -wynooeciowej S.A.                 11,000,000       42,389,600
 BRE Bank S.A.

 Total Tranche B Commitments:                 (euro)130,000,000   PLN500,968,000


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                                   SCHEDULE B

                                   GUARANTORS


PTC International Finance B.V.

PTC International Finance (Holding) B.V.

PTC International Finance II S.A.


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                                   SCHEDULE C

                          FORM OF TRANSFER CERTIFICATE

DATED [            ]


BETWEEN

(1)   [               ](the "Transferor") of [               ]; and

(2)   [               ](the "Transferee") of [               ].

                       POLSKA TELEFONIA CYFROWA SP. Z O.O.
           (euro)100,000,000 Credit Agreement dated 20 February, 2001

NOW IT IS HEREBY AGREED as follows:

1.    DEFINITIONS AND INTERPRETATIONS

1.1   Definitions

      "Credit Agreement" means the facility agreement dated 20 February, 2001 between Polska Telefonia Cyfrowa Sp. z o.o., the Guarantors as defined therein, the Arrangers as defined therein, the Banks as defined therein, Deutsche Bank AG London, Deutsche Bank Polska S.A. and Dresdner Bank Luxembourg, S.A. as Lead Arrangers, Deutsche Bank Luxembourg, S.A., as Agent, and Deutsche Bank Polska S.A., as Security Agent.

      "Effective Date" means [             ].

      "Transferred   Advances"  means  a  principal   amount  of  the  following
      Utilisations:

      [describe Advances, amount, Interest Periods, Tranche etc].

      "Transferred Commitment" means [so far as concerns Tranche A (euro)[ ]], and so far as concerns Tranche B, (euro)[ ]].

      ["Transferred Zloty Limit" means [       ].]

1.2   Interpretation

      In this Transfer Certificate terms defined in the Credit Agreement shall, unless otherwise defined herein or the context otherwise requires, have the same meaning.

2.    ASSIGNMENT AND TRANSFER

      With effect on and from the Effective Date:

      (a) the Transferor hereby assigns and transfers to the Transferee its rights to and obligations in relation to the Transferred Advances, [and] the Transferred Commitments [and the Transferred Zloty Limit](1) under the Credit Agreement together with its obligations in relation to the Transferred Commitments and all rights and benefits under the Senior Finance Documents relevant thereto; and

----------
(1) N.B. - Use only for Tranche B during Availability Period


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      (b)   the  Transferee  will  become  a  party  to the  Collateral  Sharing
            Intercreditor Agreement as a Supplemental Bank Finance Party.

3.    NOTICE OF TRANSFER

      The parties hereto agree that a notice of transfer in the form of the Annexure shall, following execution of this Agreement, be sent to the Borrower and the Agent.

4.    APPLICABLE LAW

      This Transfer Certificate shall be governed by and construed with English law.

5.    TRANSFEREE REPRESENTATIONS

      The Transferee hereby:

      (a) represents to the Agent that on the Effective Date, in relation to the Tranches, it is either:

            (i) not resident in the United Kingdom for United Kingdom tax purposes; or

            (ii)  a  bank  as  defined  in  section   840A  of  the  Income  and
                  Corporation Taxes Act 1988 and resident in the United Kingdom; and

            beneficially entitled to the principal and interest payable by the Agent to it under this Agreement and, if it is able to make those representations on the Effective Date, shall forthwith notify the Agent if either representation ceases to be correct;

      (b) confirms that it has received from the Transferor a copy of the Credit Agreement together with such other documents and information as it has requested in connection with this Transfer Certificate;

      (c) without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Senior Finance Document, the Transferee confirms that it:

            (i) has made its own independent investigation and assessment of the financial condition and affairs of the Obligors and their related entities in connection with its participation in the Credit Agreement and has not relied exclusively on any information provided to it by the Agent, the Security Agent, any Lead Arranger or any Arranger in connection with any Senior Finance Document; and

            (ii) will continue to make its own independent appraisal of the creditworthiness of the Obligors and their related entities while any amount is or may be outstanding under the Senior Finance Documents or any Commitment is in force; and

      (d) represents and warrants to the Transferor and all other parties to the Credit Agreement that it has the power to become a party to the Credit Agreement and the Collateral Sharing Intercreditor Agreement as a "Bank" and a "Supplemental Bank Finance Party", respectively, on the terms herein and therein set out and has taken all necessary steps to authorise execution and delivery of this Transfer Certificate.

6.    TRANSFEREE COVENANTS

      The Transferee hereby undertakes with the Transferor and all other parties to the Credit Agreement that:


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      (a)   it will perform in accordance  with its terms all those  obligations which, by the terms of the Credit Agreement, will be assumed by it following delivery of this Transfer Certificate to the Agent; and

      (b) it will comply with its obligations under the Collateral Sharing Intercreditor Agreement as a Supplemental Bank Finance Party.

7.    EXCLUSION OF TRANSFEROR'S LIABILITIES

      Neither   the   Transferor   nor  any  other   Finance   Party  makes  any
      representation or warranty or assumes any responsibility with respect to:

      (a) the execution, genuineness, validity, enforceability or sufficiency of any Senior Finance Document or any other document;

      (b) the collectability of amounts payable under any Senior Finance Document; or

      (c) the accuracy of any statements (whether written or oral) made in or in connection with any Senior Finance Document.

8.    NOVATION

      Upon receipt of this Transfer Certificate by the Agent the Transferee will become a party to the Credit Agreement and the Collateral Sharing Intercreditor Agreement, on and with effect from the Effective Date in substitution for the Transferor with respect to those rights and obligations which by the terms of the Credit Agreement, the Collateral Sharing Intercreditor Agreement and this Transfer Certificate are assumed by the Transferee and the Transferor is accordingly released from all such obligations.

IN  WITNESS   whereof  the  parties  hereto  have  entered  into  this  Transfer
Certificate on the date stated at the head of this Transfer Certificate.

Transferor

[                       ]

By:


Transferee

[                       ]

By:


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--------------------------------------------------------------------------------


*[Borrower
POLSKA TELEFONIA CYFROWA SP. Z O.O.

By:]

[Without prejudice to the foregoing execution of this Transfer Certificate by the parties hereto, [Name of Transferee] hereby expressly and specifically confirms its agreement with the granting of jurisdiction to English courts provided for in the Credit Agreement, the Collateral Sharing Intercreditor Agreement and in any other Senior Finance Documents, for the purpose of Article 1 of the Protocol annexed to the Convention on the Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September, 1968, as amended.


For [Name of Transferee]


By:________________________

Name:
Title:]**


----------
* Required in the event of a transfer to Transferee that is not a Bank or an Affiliate of the Transferor; provided, however, that the Borrower's consent shall not be required if the Borrower fails to respond to a request for its consent within 10 Business Days after the date of this Transfer Certificate, the Borrower shall be deemed to have given its consent.

** Required in the event of a transfer to Transferee that is incorporated in Luxembourg.


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--------------------------------------------------------------------------------


                                    ANNEXURE

                    NOTICE OF TRANSFER TO BORROWER AND AGENT


To:   POLSKA TELEFONIA CYFROWA SP. Z O.O. (the "Borrower")

      DEUTSCHE BANK LUXEMBOURG, S.A.

      DEUTSCHE BANK POLSKA S.A.


[               ]  (the  "Transferor") and  [              ]  (the "Transferee")
hereby give notice that  pursuant to the terms of a transfer  certificate  dated
[           ],  (the "Transfer  Certificate") a copy of which is enclosed,  made between the Transferor and the Transferee relating to a facility agreement dated 20 February, 2001 (the "Credit Agreement") between the Borrower, Deutsche Bank AG London Branch, Deutsche Bank Polska S.A. and Dresdner Bank Luxembourg, S.A. as Lead Arrangers, the Arrangers named therein, the Banks named therein, Deutsche Bank Luxembourg, S.A. as Agent, and Deutsche Bank Polska S.A., as
Security  Agent,  the Transferor has, with effect from [       ] (the "Effective
Date") effected the transfer stated in the Transfer Certificate. The Transferee agrees, with effect from the Effective Date, to be bound by the terms and conditions of the Senior Finance Documents as if it had been an original party to the Credit Agreement as a Bank with a participation in the Utilisations equal to the Transferred Advances, [and] with the Transferred Commitments [and with the Zloty Limit(2)] stated in the Transfer Certificate.

Dated [          ]

By:


By:


----------
(2) N.B. - Use only for Tranche B during Availability Period


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                                   SCHEDULE D

                               SECURITY DOCUMENTS

1.    The Asset Pledge.

2. Registration of security over Intellectual Property Rights of the Borrower at the Patent Office in Poland.

3. Pledge agreements in respect of the receivables of each of the Issuers and PTC International Finance (Holding) B.V. in the agreed form signed by relevant Issuer and PTC International Finance (Holding) B.V. in favour of Deutsche Bank Polska S.A. as Security Agent:

      (a) Deed of Pledge of Accounts Receivable of PTC International Finance (Holding) B.V. and PTC International Finance B.V.; and

      (b) Deed of Pledge of Accounts Receivable of PTC International Finance II S.A.

4.    Subordination Agreements in the agreed form:

      (a) signed by the Borrower and PTC International Finance (Holding) B.V. in favour of Deutsche Bank Polska S.A. as Security Agent;

      (b)   signed  by  PTC   International   Finance  (Holding)  B.V.  and  PTC
            International Finance II S.A. in favour of Deutsche Bank Polska S.A. as Security Agent; and

      (c) signed by PTC International Finance B.V. and the Borrower in favour of Deutsche Bank Polska S.A. as Security Agent.

5. Pledge over the shares of each Issuer and PTC International Finance (Holding) B.V. in the agreed form executed by the Borrower in favour of Deutsche Bank Polska S.A. as Security Agent:

      (a) Share Pledge Agreement over the shares of PTC International Finance B.V. and PTC International Finance (Holding) B.V. from the Borrower in favour of Deutsche Bank Polska S.A. and

      (b) Share Pledge Agreement over the shares of PTC International Finance II S.A. from PTC International Finance (Holding) B.V. in favour of Deutsche Bank Polska S.A.

6. A Pledge over cash in the agreed form in respect of the moneys held on bank accounts established after the date hereof in favour of Deutsche Bank Polska S.A. as Security Agent.

7.    Mortgages  over any real property  having a fair market value in excess of
      (euro)3,000,000 as determined by an independent market consultant approved by the Agent owned by the Borrower or any of its Subsidiaries in the agreed form.

8.    Ordinary Share Pledges.

9.    Registered Share Pledges.

10.   The Bank Account Side Letter.


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                                   SCHEDULE E

                        DOCUMENTARY CONDITIONS PRECEDENT


The Borrower

1. Documents, dated no earlier than 30 days prior to the date of this Agreement, necessary for demonstrating the capability and authorisation of the Borrower to execute and perform this Agreement including:

      (a)   notarised  copy  of  the  Borrower's   Limited   Liability   Company
            Agreement;

      (b) an original or notarised copy of the Borrower's extract from the commercial register not older than one month; and

      (c) originals or notarised copies of all other documents demonstrating changes in any circumstances attested to by the documents referred to in this paragraph if such circumstances have any influence on the capability or authorisation of the Borrower to execute or perform the Senior Finance Documents.

2.    (a)   A copy of a  resolution  of the  management  board  of the  Borrower approving the terms of, and the transactions contemplated by, the Senior Finance Documents.

      (b) A copy of a resolution of the supervisory board of the Borrower approving the terms of, and the transactions contemplated by, the Senior Finance Documents.

      (c) A copy of a resolution of the management board of the Borrower to the effect that they have in good faith determined that any encumbrance or restriction contained in the Subordination Agreement dated as of 23rd November 1999 between PTC International Finance (Holding) B.V. and PTC International Finance II, S.A., as amended and re-executed as of the date hereof, are no less favourable in any material respect, taken as a whole, to the holders of each of: (i) the $253,203,000 10-3/4% senior subordinated guaranteed discount notes due 2007 issued by PTC International Finance B.V., (ii) the $150,000,000 11-1/4% senior subordinated guaranteed notes due 2009 issued by PTC International Finance II S.A. and (iii) the
            (euro)300,000,000 11-1/4% senior subordinated guaranteed notes due 2009 issued by PTC International Finance II S.A. than those encumbrances and restrictions contained in such Subordination Agreement prior to such amendment and re-execution, as required by
            Section 4.11(a)(v) of each of the indentures  referred to in clauses
            (a) and (f) of the High Yield Debt Documents.

3. A specimen of the signature of each person authorised to sign the Senior Finance Documents on behalf of the Borrower and to sign and/or despatch all documents and notices to be signed and/or despatched by the Borrower under or in connection with the Senior Finance Documents.

4.    (a)   A certificate  of a member of the  management  board of the Borrower certifying that the incurrence of Utilisations will be permitted in accordance with Sections 4.09 and 4.16 of each of the indentures dated 23rd November, 1999 between PTC International Finance II S.A.,
            PTC  International  Finance  (Holding)  B.V., the Borrower and State
            Street Bank and Trust Company, as trustee (the "1999 Indentures") and the indenture dated 1st July, 1997 between PTC International
            Finance B.V., the Borrower, and The Bank of New York as trustee (the
            "1997 Indenture").

      (b)   A certificate of an authorised signatory of the Borrower certifying:

            (i) that each of PTC International Finance B.V., PTC International Finance II S.A. and PTC International Finance (Holding) B.V. is a "Restricted Subsidiary" as defined in each of the 1999 Indentures and the 1997 Indenture; and


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            (ii)  that each copy document  delivered under paragraphs 1, 2 and 3 above is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

PTC International Finance B.V.

5.    A copy of the constitutional documents of PTC International Finance B.V.

6. A copy of a resolution of the board of directors of PTC International Finance B.V. approving the terms of, and the transactions contemplated by, the Senior Finance Documents to which it is a party.

7. A specimen of the signature of each person authorised to sign the documents referred to in paragraph 6 above on behalf of PTC International Finance B.V. and to sign and/or despatch all documents and notices to be signed and/or despatched by PTC International Finance B.V. under or in connection with those documents.

8. A certificate of an authorised signatory of PTC International B.V. certifying that each copy document delivered under paragraphs 5, 6 and 7 above is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

PTC International Finance II S.A.

9.    A copy of the  constitutional  documents of PTC  International  Finance II
      S.A.

10. A copy of a resolution of the board of directors of PTC International Finance II S.A. approving the terms of, and the transactions contemplated by, the Senior Finance Documents to which it is a party.

11. A specimen of the signature of each person authorised to sign the documents referred to in paragraph 10 above on behalf of PTC International Finance II S.A. and to sign and/or despatch all documents and notices to be signed and/or despatched by PTC International Finance II S.A. under or in connection with those documents.

12. A certificate of an authorised signatory of PTC International Finance II S.A. certifying that each copy document delivered under paragraphs 9, 10 and 11 above is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

PTC International Finance (Holding) B.V.

13. A copy of the constitutional documents of PTC International Finance (Holding) B.V.

14.   A copy of a  resolution  of the board of  directors  of PTC  International
      Finance (Holding) B.V. approving the terms of, and the transactions contemplated by, the Senior Finance Documents to which it is a party.

15. A specimen of the signature of each person authorised to sign the documents referred to in paragraph 14 above on behalf of PTC International Finance (Holding) B.V. and to sign and/or despatch all documents and notices to be signed and/or despatched by PTC International Finance (Holding) B.V. under or in connection with those documents.

16. A certificate of an authorised signatory of PTC International Finance (Holding) B.V. certifying that each copy document delivered under paragraphs 13, 14 and 15 above is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

Miscellaneous

17.   Legal opinions from each of:

      (a)   Shearman & Sterling;

      (b)   Soltysinski, Kawecki & Szlezak;

      (c)   Nauta Dutilh; and

      (d)   Elvinger, Hoss & Prussen.


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                                      110
--------------------------------------------------------------------------------


18.   The Fee Letters duly executed in the agreed form.

19. National Bank of Poland permit for the Borrower to borrow and repay Utilisations and all other amounts payable under the Senior Finance Documents in the currency in which they are due.

20.   The Business Plan in the agreed form.

21.   The Hedging Policy in the agreed form.

22. Certified copies of the GSM Licence, the DCS-1800 Licence, the UMTS Licence and the supply agreements referred to in paragraphs (c), (d) and
      (e) of the definition of "Material Contracts" in Clause 1.1 (Defined terms).

23. Certified copies of the duly executed interconnection agreements with Telekomunikacja Polska Spo(3)ka Akcyjna, Polkomtel S.A. and PTK Centertel in form and substance reasonably satisfactory to the Agent.

24. Evidence of the irrevocable acceptance of the person appointed as process agent under Clause 38.2 (Service of process) to act as agent for service of process.

25. Execution of each Security Document listed in Schedule D by the Obligors party thereto other than (i) mortgages, (ii) the Ordinary Share Pledges,
      (iii)  pledges  over cash in respect of moneys held on bank  accounts  and
      (iv) the Registered Share Pledges which shall be in the agreed form.

26. Collateral Sharing Intercreditor Agreement duly executed in the form set forth at Schedule M.

27. A copy of any other governmental or other authorisation, approval or other document, opinion or assurance, including without limitation a document evidencing approval by the Shareholders, necessary or desirable in connection with the entry into and performance of, and the transactions contemplated by, any Senior Finance Document or for the validity and enforceability of any Senior Finance Document.

28.   [intentionally omitted]

29. A search in respect of each member of the Group at the register of pledges maintained by the Warsaw court, the Central Registry of Treasury Pledges in Poland, the Commercial Register of the Chamber of Commerce and Industry of Amsterdam, and the Greffe de la 2e section du Tribunal d'Arrondissement de et a Luxembourg showing, inter alia, no Security Interests over any of its assets (other than any permitted under this Agreement) and no appointment of a receiver, liquidator or administrator or the presentation of any petition in respect of any of the same.

30. Evidence that the insurances required to be taken out in accordance with Clause 19.23 (Insurance) of this Agreement have been taken out and are in full force and effect in the form of a confirmation in the agreed form from the relevant insurers.

31. An instruction to the Agent that all fees payable in accordance with the Fee Letters and all other fees, costs and expenses (including, without limitation, legal fees and all costs of registration, property transfers, security or otherwise) details of which are known at the Signing Date may be deducted from the first Advance under this Agreement.

32. Evidence reasonably satisfactory to the Agent that the facility agreement dated 17th December, 1997 between the Borrower, the arrangers named therein, the banks named therein, Citibank International plc as Facility A Agent and Security Agent, Citibank (Poland) S.A. as Facility B Agent and Security Agent and Citibank N.A. as Co-ordinator will be repaid and cancelled, all pledges of collateral thereunder will be promptly deleted from the register of pledges maintained by the Warsaw court and Citibank International plc as Facility A Agent and Citibank (Poland) S.A. as Facility B Agent will issue final and unconditional acknowledgements of discharge of all obligations secured by such pledges by way of a payoff letter in the agreed form and releases in the agreed form.

33.   A compliance certificate in the form set forth at Schedule J.

34.   The executed Side Letter from Elektrim S.A. to the Agent.

35. A side letter from the Shareholders to the Agent, in the agreed form, providing that the Shareholders notify the Agent upon a pledge of the Shares by any Shareholders.

36. Certified executed copies of each of the Main Facility Senior Finance Documents.


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                                      111
--------------------------------------------------------------------------------

                                   SCHEDULE F

                           EXISTING SECURITY INTERESTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Persons
                                                                                                    Description of     Entitled to
Name of Company                   Property Charged                Date of creation                  Charge             the Charge
------------------------------------------------------------------------------------------------------------------------------------
1.  Polska  Telefonia  Cyfrowa    Assets of Polska  Telefonia     15 April 1998                     Registered         Citibank
    Sp. z o.o.                    Cyfrowa Sp. z o.o.                                                Pledge             (Poland) S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                  Shares and future shares in
2.  Elektrim S.A.                 Polska  Telefonia   Cyfrowa     14 September 1998 (pledge over    Registered         Citibank
                                  Sp. z o.o.                      shares and future shares)         Pledge             (Poland) S.A.
------------------------------------------------------------------------------------------------------------------------------------
3.  BRE Bank S.A.                 Shares and future shares in     21  April  1998  (pledge  over    Registered         Citibank
                                  Polska  Telefonia   Cyfrowa     shares)   (on  12  June   2000    Pledge             (Poland) S.A.
                                  Sp. z o.o.                      Elektrim S.A. was entered as a
                                                                  pledgor  in  the  Register  of
                                                                  Pledges)

                                                                  13  May  1999   (pledge   over
                                                                  future    shares)    (on    24
                                                                  September  1999  Elektrim S.A.
                                                                  submitted  an  application  to
                                                                  change   the   entry   in  the
                                                                  Register of Pledges)
------------------------------------------------------------------------------------------------------------------------------------
4.  Carcom Warszawa Sp. z o.o.    Shares and future shares in     7  April  1998   (pledge  over    Registered         Citibank
                                  Polska  Telefonia   Cyfrowa     shares)                           Pledge             (Poland) S.A.
                                  Sp. z o.o.
                                                                  29  May  1999   (pledge   over
                                                                  future shares)
------------------------------------------------------------------------------------------------------------------------------------
5.  De Te Mobil                   Shares and future shares in     Registered   pledge  agreement    Registered         Citibank
                                  Polska  Telefonia   Cyfrowa     was signed on 30 January  1998    Pledge             (Poland) S.A.
                                  Sp. z o.o.                      but the pledges  have not been
                                                                  registered yet
------------------------------------------------------------------------------------------------------------------------------------
6.  Elektrim Autoinvest S.A.      Shares and future shares in     Registered   pledge  agreement    Registered         Citibank
                                  Polska  Telefonia   Cyfrowa     was signed on 15 January  1998    Pledge             (Poland) S.A.
                                  Sp. z o.o.                      but the pledges  have not been
                                                                  registered yet
------------------------------------------------------------------------------------------------------------------------------------
7.  Kulczyk Holding S.A.          Shares and future shares in     The     registered      pledge    Registered         Citibank
                                  Polska  Telefonia   Cyfrowa     agreement  was  signed  on  15    Pledge             (Poland) S.A.
                                  Sp. z o.o.                      January  1998  but the  pledge
                                                                  over   shares   has  not  been
                                                                  registered    yet.    On    24
                                                                  September  1999  Elektrim S.A.
                                                                  submitted  an  application  to
                                                                  change   the   entry   in  the
                                                                  Register of Pledges.
                                                                  The pledge over future  shares
                                                                  was   registered  on  24  June
                                                                  1998.  On  24  September  1999
                                                                  Elektrim  S.A.   submitted  an
                                                                  application   to  change   the
                                                                  entry  in  the   Register   of
                                                                  Pledges.
------------------------------------------------------------------------------------------------------------------------------------


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                                      112
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
8.  Polpager Sp. z o.o.           Shares and future shares in     2  July  1998   (pledge   over    Registered         Citibank
                                  Polska  Telefonia   Cyfrowa     shares)                           Pledge             (Poland) S.A.
                                  Sp. z o.o.
                                                                  28 October  1998  (pledge over
                                                                  future shares)
------------------------------------------------------------------------------------------------------------------------------------
9.  TUiR Warta S.A.               Shares and future shares in     16  March  1999  (pledge  over    Registered         Citibank
                                  Polska  Telefonia   Cyfrowa     shares)                           Pledge             (Poland) S.A.
                                  Sp. z o.o.
                                                                  (On 24 September 1999 Elektrim
                                                                  S.A.  submitted an application
                                                                  to  change  the  entry  in the
                                                                  Register of Pledges.)

                                                                  6 January  1999  (pledge  over
                                                                  new shares) (Elektrim S.A. was
                                                                  entered  as a  pledgor  in the
                                                                  Register of Pledges)
------------------------------------------------------------------------------------------------------------------------------------
10. Media    One   (US    West    Shares and future shares in     The     registered      pledge    Registered         Citibank
    International B.V.)           Polska  Telefonia   Cyfrowa     agreement  was  signed  on  29    Pledge             (Poland) S.A.
                                  Sp. z o.o.                      January  1998 but the  pledges
                                                                  have not been registered yet
------------------------------------------------------------------------------------------------------------------------------------
11. Drugi    Polski    Fundusz    Future   shares  in  Polska     18 May 2000                       Registered         Citibank
    Rozwoju BRE                   Telefonia   Cyfrowa  Sp.  z                                       Pledge             (Poland) S.A.
                                  o.o.                            (On 24 September 1999 Elektrim
                                                                  S.A.  submitted an application
                                                                  to  change  the  entry  in the
                                                                  Register of Pledges.)
------------------------------------------------------------------------------------------------------------------------------------
12. PTC International  Finance    Present and future accounts     17.12.97                          First priority     Citibank N.A.
    B.V.                          receivable                                                        right of pledge
------------------------------------------------------------------------------------------------------------------------------------
13. Polska  Telefonia  Cyfrowa    Present  and future  shares     17.12.97                          First right of     Citibank N.A.
    Sp. z o.o.                    in    PTC     International                                       pledge
                                  Finance B.V.
------------------------------------------------------------------------------------------------------------------------------------
14. Polska  Telefonia  Cyfrowa    Deposit moneys                  17.12.97                          Charge and         Citibank N.A.
    Sp.   z   o.o.   and   PTC                                                                      assignment
    International Finance
------------------------------------------------------------------------------------------------------------------------------------


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                                      113
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
15. PTC International  Finance    Accounts                        17.12.97                          First priority     Citibank N.A.
    B.V.                                                                                            right of pledge
------------------------------------------------------------------------------------------------------------------------------------
16. PTC International  Finance    Present  and future  shares     23.11.99                          Pledge             Citibank N.A.
    (Holding) B.V.                in    PTC     International
                                  Finance II S.A.
------------------------------------------------------------------------------------------------------------------------------------
17. PTC International  Finance    Present and future accounts     23.11.99                          First priority     Citibank N.A.
    (Holding) B.V.                receivable                                                        right of pledge
------------------------------------------------------------------------------------------------------------------------------------
18. PTC International  Finance    Receivables                     23.11.99                          First priority     Citibank N.A.
    (Holding) B.V.                                                                                  right of pledge
------------------------------------------------------------------------------------------------------------------------------------
19. PTC International  Finance    All monies and  present and     23.11.99                          Pledge             Citibank N.A.
    II S.A.                       future    assets   in   the
                                  account
------------------------------------------------------------------------------------------------------------------------------------
20. PTC International  Finance    Accounts receivable             23.11.99                          Pledge             Citibank N.A.
    II S.A.
------------------------------------------------------------------------------------------------------------------------------------
21. Polska  Telefonia  Cyfrowa    Present  and future  shares     23.11.99                          First priority     Citibank N.A.
    Sp. z o.o.                    in    PTC     International                                       right of pledge
                                  Finance (Holding) B.V.
------------------------------------------------------------------------------------------------------------------------------------


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                                   SCHEDULE G

                              ADDITIONAL COSTS RATE

1.    The Additional Costs Rate shall be:

      for all Banks, the rate determined by the Agent to be equal to the arithmetic mean (rounded upwards, if necessary, to four decimal places) of the rates notified by each of the Banks in accordance with its respective status weighted in proportion to the percentage participation of that Bank in the related Advance to the Agent as the rate resulting from the application (as appropriate) of the following formulae:
            in relation to Sterling Advances:

                                 XL + S(L-D) + (E x 0.01)
                                 ------------------------
                                       100 - (X+S)

            in relation to other Advances:

                                        E x 0.01
                                        --------
                                          300

            where, in each case, on the day of application of a formula:

            X is the percentage of Eligible Liabilities (in excess of any stated minimum) by reference to which that Bank is required under or pursuant to the Bank of England Act 1998 to maintain cash ratio deposits with the Bank of England;

            L is the percentage rate of interest (excluding the Applicable Margin and any amounts compensated under the Additional Costs
                  Rate) payable for the relevant Interest Period on the Advance;

            E is the rate of charge being payable by that Bank to the Financial Services Authority ("FSA") pursuant to paragraph
                  2.02 or 2.03 (as the case may be) of the Fees Regulations (but where, for this purpose, the figures at paragraph 2.02(b) and 2.03(b) of the Fees Regulations shall be deemed to be zero) and expressed in pounds per (pound)1 million of the Fee Base of that Lender;

            S is the level of interest bearing Special Deposits, expressed as a percentage of Eligible Liabilities, which that Bank is required to maintain by the Bank of England (or other United Kingdom governmental authorities or agencies); and

            D is the percentage rate per annum payable by the Bank of England to that Bank on Special Deposits.

            (X, L, S and D shall be expressed in the formula as numbers and not as percentages. A negative result obtained from subtracting D from L shall be counted as zero).

2.    For the purposes of this Schedule G:-

      "Eligible Liabilities" and "Special Deposits" have the meanings given to those terms under or pursuant to the Bank of England Act 1998 or by the Bank of England (as may be appropriate), on the day of the application of the formula;


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      "Fee Base" has the  meaning  given to that term for the  purposes  of, and shall be calculated in accordance with, the Fees Regulations;

      "Fees Regulations" means, as appropriate, either:

      (a)   the Banking Supervision (Fees) Regulations 1998; or

      (b) such regulations as from time to time may be in force, relating to the payment of fees for banking supervision in respect of periods subsequent to 31 March 1999.

3. The Additional Costs Rate shall be calculated at or about 11.00 a.m. on the first day of each Interest Period and for the duration of such Interest Period and shall be payable on the date on which interest is payable in respect of the relevant Advance in accordance with the terms of this Agreement.

4. Each Bank shall determine the Additional Costs Rate by application of the relevant formula set out in paragraph 1 above on the first day of each Interest Period and shall notify the Agent of such determination as soon as it has been made. Promptly upon receipt of notifications from each of the Banks, the Agent shall calculate the Additional Costs Rate for the purposes of this Agreement as a weighted average of the Banks' Additional Cost Rates (weighted in proportion to the percentage participation of each Bank in the relevant Advance) expressed as a percentage rate per annum.

5. In the event that there is any change in applicable law or regulation, or the interpretation thereof, by any agency of any state, or in the nature of any request or requirement by the Financial Services Authority, the Bank of England, or other applicable banking or regulatory authority, the effect of which is to impose, modify or deem applicable any fees or any reserve, special deposit, liquidity or similar requirements against assets held by, or deposits in, or for the account of, or advances by the Banks, or in any other respect whatsoever, the Agent shall be entitled to vary the formula set forth in paragraph 1 above so as (but only so as) to restore the Banks' position - in terms of overall return to the Banks - to that which prevailed before such change became necessary. The Agent shall notify the Borrower of any such necessary variation to the formula and the formula, as so varied, shall be the formula for the purposes of this Agreement with effect from the date of notification.


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                                   SCHEDULE H

                         FORM OF REQUEST FOR AN ADVANCE

To:   Deutsche Bank Luxembourg, S.A., as Agent.

From: POLSKA TELEFONIA CYFROWA SP. Z O.O.

Date: [               ]


POLSKA TELEFONIA CYFROWA SP. Z O.O.
E100,000,000 Facility Agreement dated 20 February, 2001

1.    We wish to borrow an Advance as follows:-

      (a)   Tranche: [A/B]

      (b)   Utilisation Date: [           ]

      (c)   Currency/Amount: [           ]

      (d)   Interest Period: [           ]

      (e)   Payment instructions: [           ].

      (f)   [Original Euro Amount: [           ].]*

2. We confirm that the Advance referred to in this Request will be repaid on the date and in accordance with the terms set out in the Facility Agreement.

3. We confirm that each condition specified in Clause 4.2 (Conditions Precedent to each Utilisation) is satisfied on the date of this Request.

[4. We confirm that the proceeds of the Advance referred to in this Request will be used for the purpose set forth in Clause 3.1 (d)(Purpose).]**

By:

POLSKA TELEFONIA CYFROWA SP. Z O.O.
Authorised Signatory


------------
 *  Tranche A only

**  Include when applicable


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                                   SCHEDULE I

                               ACCESSION DOCUMENT

THIS ACCESSION AGREEMENT is made [              ]

BETWEEN:-

(1)                             (No.    ) (the "New Guarantor");

(2)   POLSKA TELEFONIA CYFROWA SP. Z O.O., (No.    ) (the "Borrower");

(3) DEUTSCHE BANK LUXEMBOURG, S.A. in its capacity as Agent under the Credit Agreement.


WHEREAS:-

(A) This Agreement is entered into in connection with a facility agreement (the "Credit Agreement") dated 20 February, 2001 and made between, inter alia, the Borrower, the Guarantors named therein, Deutsche Bank AG London, Deutsche Bank Polska S.A. and Dresdner Bank Luxembourg, S.A. as Lead Arrangers, the Arrangers named therein, Deutsche Bank Luxembourg, S.A., as Agent, and Deutsche Bank Polska S.A., as Security Agent.

(B) This Agreement has been entered into to record the admission of the New Guarantor as a Guarantor under the Credit Agreement.


NOW IT IS HEREBY AGREED AS FOLLOWS:-

1.    DEFINITIONS

      Terms defined in the Credit Agreement shall have the same meaning when used in this Agreement.

2.    ADMISSION OF NEW GUARANTOR

2.1 The New Guarantor agrees to become a Guarantor under the Credit Agreement and agrees to be bound by the terms of the Credit Agreement as if it had been named as a Guarantor thereunder.

2.2 The New Guarantor thereby confirms the appointment of the Borrower as its agent on the terms provided for in the Credit Agreement in relation to Obligors.

2.3 The New Guarantor confirms that its address details for notices the Credit Agreement are as follows:-

      Address:
      Facsimile:
      Telex:
      Attention of:

2.4 By their signature below the parties to this Agreement (other than the New Guarantor) confirm their acceptance of the New Guarantor as a Guarantor for the purpose of the Credit Agreement.

3.    GOVERNING LAW AND SUBMISSION TO JURISDICTION

      The provision of Clauses 38 (Jurisdiction), 39 (Waiver of Immunity) and 40 (Governing Law) shall apply to this Accession Agreement as though set out in full herein, mutatis mutandis.


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--------------------------------------------------------------------------------


IN WITNESS whereof the parties have caused this Agreement to be duly executed on the date first written above.



New Guarantor
[Name]


-----------------------------
By:



Borrower
POLSKA TELEFONIA CYFROWA SP. Z O.O.


-----------------------------
By:



Agent
DEUTSCHE BANK LUXEMBOURG, S.A.


-----------------------------
By:



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                                   SCHEDULE J

                         FORM OF COMPLIANCE CERTIFICATE

                          DATED AS OF _________________


      The undersigned hereby certifies that [s]he is a member of the management board of Polska Telefonia Cyfrowa Sp. z o.o. (the "Borrower") and that as such [s]he is authorized to execute this certificate on behalf of the Borrower. With reference to the facility agreement dated as of 20 February, 2001 (the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined) among the Borrower, the guarantors party thereto from time to time, Deutsche Bank AG London, Deutsche Bank Polska S.A. and Dresdner Bank Luxembourg, S.A., as Lead Arrangers, the Arrangers party thereto, Deutsche Bank Luxembourg, S.A. as Agent, Deutsche Bank Polska S.A. as Security Agent and the Banks party thereto from time to time, the undersigned further certifies, represents and warrants as follows:

      (a) attached to this Certificate as Annex A are the calculations necessary to confirm compliance with the covenants contained in Clauses 21.1, 21.2 and 21.3 (Financial Undertakings) of the Credit Agreement as of _________________.

      (b) the consolidated financial statements of the Borrower and its Subsidiaries (the "Group") for the quarterly period ended _______________ attached hereto as Annex B are complete and correct and present fairly, in accordance with the accounting standards set forth in Clause 19.7 (Accounting Standards) of the Credit Agreement, the financial position of the Group as at the end of such quarterly accounting period, and the results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of such quarterly period; and

      (c)   no Default is outstanding.

                                    POLSKA TELEFONIA CYFROWA SP. Z O.O.



                                    By
                                       --------------------------------
                                       Title


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--------------------------------------------------------------------------------


                        ANNEX A TO COMPLIANCE CERTIFICATE

                              Senior Debt to EBITDA
Ratio Period ended:
                                                                       ------


Borrowings under any Senior Debt facility
Overdrafts

Mark-to-market  value of  Hedging  Agreements  in  respect  of
Senior Debt Negative mark-to-market value of Hedging Agreements in respect of Interest payments in relation to any Financial Indebtedness incurred pursuant to the High Yield Debt Documents Finance Leases QTE Lease obligations Letters of credit and bank guarantees Any other Senior Debt

Total Senior Debt

Net income before Extraordinary Items
Interest Payable
Income Taxes
Amortisation and depreciation
Consolidated losses arising as a result of having Financial
   Indebtedness in a currency which appreciated against the Zloty (without double-counting)

Subtotal:
                                                                      ------

Less:
Handset costs and other subscriber acquisition costs, whether or not capitalised, to the extent not already deducted in determining net income
Interest Receivable
Consolidated gains arising as a result of having Financial
   Indebtedness in a currency which depreciated against the Zloty (without double-counting)

Subtotal:
                                                                      ------

EBITDA for the Ratio Period

----------------------------------------------------------------------------
Senior Debt to EBITDA ratio
----------------------------------------------------------------------------
Permitted level (to Dec 2003 - not more than 4:1)                     4.00:1

In compliance (YES/NO)


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                 EBITDA to Interest Expense on Senior Debt


Interest accrued on Senior Debt
less Interest Receivable
less unrealised foreign exchange losses to the extent included as Interest plus unrealised foreign exchange gains to the extent deducted as Interest

Interest Expense on Senior Debt

EBITDA for the Ratio Period

----------------------------------------------------------------------------
EBITDA to Interest Expense on Senior Debt ratio
----------------------------------------------------------------------------
Permitted level : (to Dec 2002 - not less than 2.5:1)                  2.5:1

In compliance (YES/NO)


                    EBITDA to Interest Expense on Total Debt


Interest accrued on all debt
less Interest Receivable
less Interest accrued covered by amounts deposited in escrow less Interest accrued in respect of GSM Licence, DCS-1800 Licence and
   UMTS Licence indebtedness
less nrealised foreign exchange losses to the extent included as Interest less Interest accrued in respect of QTE Leases covered by amounts deposited in escrow
Plus unrealised foreign exchange gains to the extent included as Interest

Interest Expense on Total Debt

EBITDA for the Ratio Period

----------------------------------------------------------------------------
EBITDA to Interest Expense on Total Debt ratio
----------------------------------------------------------------------------
Permitted level : (to Dec 2001 - not less than 1.5:1)                  1.5:1

In compliance (YES/NO)


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                                   SCHEDULE K

      EXISTING FINANCIAL INDEBTEDNESS OF THE BORROWER AND ITS SUBSIDIARIES

------------------------------------------------------------------------------------------------------------------------------------
                                            Description of    Debt Certificate    Final         Outstanding           Facility Limit
Grantor/Counterparty  Debt Issuer/Borrower  Indebtedness      Number/Facility     Maturity      Principal Amount
                                                              Agreement Number                  as of 31 December
                                                                                                2000/Negative
                                                                                                mark-to-market
                                                                                                value as of 31
                                                                                                December 2000
------------------------------------------------------------------------------------------------------------------------------------
N/A                   PTC International     10 3/4% Senior    N/A                 July 1, 2007  USD 253 million       N/A
                      Finance B.V.          Subordinated                                        at final maturity
                                            Guaranteed
                                            Discount Notes
------------------------------------------------------------------------------------------------------------------------------------
N/A                   PTC International     11 1/4% Senior    N/A                 December 1,   Euro 300 million      N/A
                      Finance II S.A.       Subordinated                          2009          and USD 150
                                            Guaranteed                                          million at final
                                            Discount Notes                                      maturity
------------------------------------------------------------------------------------------------------------------------------------
Mahler                PTC Sp. z o.o.        Finance lease of  N/A (Finance Lease  March, 2012   USD 53.6 million      N/A
                                            headquarters      Agreement of 23                   (value of future
                                                              April 1997)                       lease payments as
                                                                                                of 31 December
                                                                                                2000)
------------------------------------------------------------------------------------------------------------------------------------
Ministry of           PTC Sp. z o.o.        Licence GSM 900   2/96/GSM2           March 31,     Euro 56 100 000       N/A
Communications                              - the remaining                       2001
                                            instalment
------------------------------------------------------------------------------------------------------------------------------------
Ministry of           PTC Sp. z o.o.        Licence GSM 1800  498/99              September     Euro 33 431 000       N/A
Communications                              - remaining                           30, 2002
                                            instalments
------------------------------------------------------------------------------------------------------------------------------------
Ministry of           PTC Sp. z o.o.        Licence UMTS      2/UMTS issued       September     Euro 650 000 000      N/A
Communications                                                December 20, 2000   30, 2022
------------------------------------------------------------------------------------------------------------------------------------
*BRE BANK SA          PTC Sp. z o.o.        Overdraft limit   02/162/98/Z/VV      N/A           PLN 25 950 222.67     PLN 30 000 000
------------------------------------------------------------------------------------------------------------------------------------
*CITIBANK             PTC Sp. z o.o.        Overdraft &       Framework           N/A           Guarantee: PLN 6      DEM 11 350 000
(Poland) SA                                 Guarantee Limit   Agreement No.                     303 159.65 as of
                                                              145/98                            31 December 2000
                                                                                                Overdraft: PLN 10
                                                                                                392 199.26 as of
                                                                                                31 December 2000
------------------------------------------------------------------------------------------------------------------------------------


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                                      123
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                            Description of    Debt Certificate    Final         Outstanding          Facility Limit
Grantor/Counterparty  Debt Issuer/Borrower  Indebtedness      Number/Facility     Maturity      Principal Amount
                                                              Agreement Number                  as of 31 December
                                                                                                2000/Negative
                                                                                                mark-to-market
                                                                                                value as of 31
                                                                                                December 2000
------------------------------------------------------------------------------------------------------------------------------------
*CITIBANK             PTC Sp. z o.o.        Credit Card Limit Agreement of        N/A           97 675.09 PLN as     PLN 1 338 000
(Poland) SA                                                   April, 2000                       of 31 December
                                                                                                2000
------------------------------------------------------------------------------------------------------------------------------------
*ING BARINGS          PTC Sp. z o.o.        Guarantee Limit   N/A                 N/A           6 413 055.10 PLN     USD 3 500 000
                                                                                                as of 31 December
                                                                                                2000
------------------------------------------------------------------------------------------------------------------------------------
*Deutsche Bank        PTC Sp. z o.o.        Short Term        N/A                 N/A           N/A                  Euro 5 000 000,
Polska S.A.                                 Facility Limit                                                           out of which
                                                                                                                     Euro 2 000 000
                                                                                                                     represents
                                                                                                                     overdraft limit
------------------------------------------------------------------------------------------------------------------------------------
ING Barings           PTC Sp. z o.o.        Guarantee issued  GO/03337            January 31,   PLN4,950,664.28      N/A
                                            in favour of                          2001
                                            Mahler Sp.
                                            z o.o. with
                                            respect to
                                            finance lease
                                            payments
------------------------------------------------------------------------------------------------------------------------------------
N/A                   PTC Sp. z o.o.        Unconditional     N/A                 July 1, 2007  USD 253 million      N/A
                                            Guarantee issued
                                            in favour of
                                            holders of
                                            10 3/4% Senior
                                            Subordinated
                                            Guaranteed
                                            Discount Notes
------------------------------------------------------------------------------------------------------------------------------------
N/A                   PTC Sp. z o.o.        Unconditional     N/A                 December 1,   Euro 300 million     N/A
                                            and Irrevocable                       2009          and USD 150
                                            Guarantee issued                                    million
                                            in favour of
                                            holders of
                                            11 1/4% Senior
                                            Subordinated
                                            Guaranteed
                                            Discount Notes
------------------------------------------------------------------------------------------------------------------------------------
Citibank              PTC Sp. z o.o.        NDF Buy EUR 10    N/A                 April 2,      PLN  5 404 500.00    N/A
                                            000 000.00                            2001
------------------------------------------------------------------------------------------------------------------------------------
                      PTC Sp. z o.o.        NDF Buy EUR 10    N/A                 April 2,      PLN  5 397 500.00    N/A
Citibank                                    000 000.00                            2001
------------------------------------------------------------------------------------------------------------------------------------


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                                      124
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                            Description of    Debt Certificate    Final         Outstanding           Facility Limit
Grantor/Counterparty  Debt Issuer/Borrower  Indebtedness      Number/Facility     Maturity      Principal Amount
                                                              Agreement Number                  as of 31 December
                                                                                                2000/Negative
                                                                                                mark-to-market
                                                                                                value as of 31
                                                                                                December 2000
------------------------------------------------------------------------------------------------------------------------------------
                      PTC Sp. z o.o.        NDF Buy EUR 10    N/A                 April 2,      PLN  5 396 500.00     N/A
ING                                         000 000.00                            2001
------------------------------------------------------------------------------------------------------------------------------------
                      PTC Sp. z o.o.        NDF Buy EUR 10    N/A                 April 2,      PLN  5 408 500.00     N/A
Citibank                                    000 000.00                            2001
------------------------------------------------------------------------------------------------------------------------------------
                      PTC Sp. z o.o.        NDF Buy EUR 10    N/A                 April 2,      PLN  5 436 500.00     N/A
ING                                         000 000.00                            2001
------------------------------------------------------------------------------------------------------------------------------------
                      PTC Sp. z o.o.        NDF Buy EUR 6     N/A                 April 2,      PLN  2 983 815.00     N/A
Merrill Lynch                               100 000.00                            2001
------------------------------------------------------------------------------------------------------------------------------------
                      PTC Sp. z o.o.        Forward Buy EUR   N/A                 June 1,       PLN  11 107 125.00    N/A
                                            16 875 000.00                         2001
Citibank                                    (SWAP)
------------------------------------------------------------------------------------------------------------------------------------
ING                   PTC Sp. z o.o.        Forward Buy EUR   N/A                 June 1,       PLN  4 738 078.13     N/A
                                            8 437 500.00                          2001
                                           (SWAP)
------------------------------------------------------------------------------------------------------------------------------------


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                                   SCHEDULE L

                           EXISTING HEDGING AGREEMENTS


ISDA Agreements concluded with:
Dresdner Bank AG dated 19 September 2000;
Merrill Lynch Capital Services, INC dated 15 March 2000;
ABN AMRO Bank NV dated 15 March 2000; and
Citibank NA dated 5 May 2000.


Quasi ISDA Agreements concluded with Polish banks:
BRE Bank SA dated 22 March 2000;
Citibank (Poland) SA dated 6 March 2000; and
ING Bank NV (Oddzia(3) Warszawa) dated 6 March 2000.


Other hedging agreements concluded with Polish banks:
ABN AMRO Bank (Polska) SA dated 15 March 2000.


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                                   SCHEDULE M
                   COLLATERAL SHARING INTERCREDITOR AGREEMENT


THIS COLLATERAL  SHARING  INTERCREDITOR  AGREEMENT (this "Agreement") is made on
____________ .


BETWEEN:

(1)   The Finance Parties listed in Schedule I hereto; and

(2) DEUTSCHE BANK POLSKA S.A., as Group Security Agent for the Finance Parties (each as defined below).

WHEREAS:

      A. POLSKA TELEFONIA CYFROWA SP. Z O.O., a company registered in the Commercial Register of the District Court in Warsaw under number 45740 (the "Company") has entered into (a) that certain (euro)550,000,000 Facility Agreement dated on or about 16 February, 2001 (the "Main Facility Agreement") between (i) the Company, as Borrower, (ii) the other Obligors (as defined below) party thereto, as Guarantors, (iii) the Banks referred to therein, (iv) Deutsche Bank AG London, Deutsche Bank Polska S.A., Dresdner Bank Luxembourg S.A. and the European Bank for Reconstruction and Development, as Lead Arrangers, (v) Deutsche Bank Luxembourg S.A., as Agent, and (vi) Deutsche Bank Polska S.A., as Security Agent, and (b) that certain (euro)100,000,000 Facility Agreement dated on or about 16 February, 2001 (the "Supplemental Facility Agreement") between
(i) the Company, as Borrower, (ii) the other Obligors party thereto, as Guarantors, (iii) the Banks referred to therein, (iv) Deutsche Bank AG London, Deutsche Bank Polska S.A. and Dresdner Bank Luxembourg S.A., as Lead Arrangers,
(v) Deutsche Bank Luxembourg S.A., as Agent, and (vi) Deutsche Bank Polska S.A., as Security Agent.

      B. In connection with the Main Facility Agreement, each of the Obligors granted to the Main Bank Finance Parties (as defined below) a security interest in all of its rights, title and interest in the Security (as defined below), for the purpose, among other things, of securing and providing for the repayment of all amounts owing from time to time under or in connection with the Main Facility Agreement.

      C. In connection with the Supplemental Facility Agreement, each of the Obligors granted to the Supplemental Bank Finance Parties (as defined below) a security interest in all of its rights, title and interest in the Security, for the purpose, among other things, of securing and providing for the repayment of all amounts owing from time to time under or in connection with the Supplemental Facility Agreement.

      D. It is anticipated that the Company and the other Obligors may incur additional financial indebtedness to third parties, and to the extent that such additional financial indebtedness is Additional Secured Indebtedness (as defined below), the lenders of such Additional Secured Indebtedness will share in the Security.

      E. It is further anticipated that the Company and the other Obligors may, from time to time, enter into certain interest rate and/or currency swap agreements with certain Main Bank Finance Parties or Supplemental Bank Finance Parties or their respective affiliates (such Main Bank Finance Parties, Supplemental Bank Finance Parties and affiliates being, collectively, the "Hedging Banks"), and to the extent that such swap agreements are Secured Swap Agreements (as defined below) the relevant Hedging Banks will share in the Security.

      F. In order to determine the rights and responsibilities of the Main Bank Finance Parties, the Supplemental Bank Finance Parties, the Secured Swap Finance Parties (as defined below), the Additional Finance Parties (as defined below), the Representatives (as defined below) and the Group Security Agent with respect to the Security, and in consideration therefor, the parties have entered into this Agreement.


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--------------------------------------------------------------------------------

IT IS AGREED as follows:

1.    INTERPRETATION

1.1 Definitions: In this Agreement, unless the context otherwise requires, the following expressions have the following meanings:

      "Agents" means (a) the Agent (as defined in the Main Facility  Agreement),
      (b) the Agent (as defined in the Supplemental Facility Agreement), (c) the person(s), if any, designated to act as facility agent, administrative agent or paying agent or in a similar capacity under the Additional Secured Indebtedness Finance Documents and (d) the person(s), if any, designated to act as facility agent, administrative agent or paying agent or in a similar capacity under the Secured Swap Finance Documents.

      "Agent's Spot Rate of Exchange" means:

      (a) when converting an amount into Euro, the Group Security Agent's spot rate of exchange for the purchase of Euro in the Brussels foreign exchange market with the relevant currency at or about 11.00 a.m. (Brussels time) on a particular day; and

      (b) when converting an amount of Euro into any other currency, the Group Security Agent's spot rate of exchange for the purchase of such other currency in the Brussels foreign exchange market with Euro at or about 11.00 a.m. (Brussels time) on a particular day.

      "Business Day" means a day (other than a Saturday, Sunday or public holiday) which is a day on which banks are open for business in London, Luxembourg and Warsaw.

      "Default" means any event of default under any Finance Document, and any event which with the giving of notice or the lapse of time, or both, or the making of any determination or the fulfilment of any condition provided for in the relevant agreement would constitute such an event of default.

      "Finance Documents" means:

      (a) when designated "Main Bank", the Senior Finance Documents as defined in the Main Facility Agreement;

      (b) when designated "Supplemental Bank", the Senior Finance Documents as defined in the Supplemental Facility Agreement;

      (c) when designated "Additional Secured Indebtedness", the agreements and instruments for the time being evidencing the Additional Secured Indebtedness and governing the terms thereof;

      (d) when designated "Secured Swap", the Secured Swap Agreements and the other agreements and instruments for the time being entered into in connection therewith and governing the terms thereof; and

      (e) without any such designation, the Main Bank Finance Documents, the Supplemental Bank Finance Documents, the Additional Secured Indebtedness Finance Documents and the Secured Swap Finance Documents.

      "Finance Parties" means:

      (a) when designated "Main Bank", the Finance Parties (as defined in the Main Facility Agreement) that have executed this Agreement or acceded to this Agreement pursuant to a Transfer Certificate

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                                      128
--------------------------------------------------------------------------------

            (as defined in the Main Facility Agreement) or by executing, together with the Group Security Agent, a Finance Party Accession Agreement;

      (b) when designated "Supplemental Bank", the Finance Parties (as defined in the Supplemental Facility Agreement) that have executed this Agreement or acceded to this Agreement pursuant to a Transfer Certificate (as defined in the Supplemental Facility Agreement) or by executing, together with the Group Security Agent, a Finance Party Accession Agreement;

      (c) when designated "Additional", the lenders from time to time (and/or their agent(s)) under the Additional Secured Indebtedness Finance Documents that have acceded to this Agreement by executing, together with the Group Security Agent, a Finance Party Accession Agreement;

      (d) when designated "Secured Swap", the Hedging Banks from time to time (and/or their agent(s)) that enter into Secured Swap Agreements with the Company in their capacity as swap counterparties under the Secured Swap Agreements and that have acceded to this Agreement by executing, together with the Group Security Agent, a Finance Party Accession Agreement; and

      (e) without any such designation, the Main Bank Finance Parties, the Supplemental Bank Finance Parties, the Additional Finance Parties and the Secured Swap Finance Parties.

      "Finance  Party  Accession   Agreement"   means  an  accession   agreement
      substantially in the form set out in Schedule II hereto.

      "Group" means the Company and its subsidiaries.

      "Group Security Agent" means Deutsche Bank Polska S.A. acting in its capacity as trustee and/or agent in relation to the Security Documents and in relation to this Agreement on behalf of the Finance Parties, or such other person as may from time to time be appointed pursuant to Clause 8.9.

      "Indebtedness" means:

      (a) when designated "Main Bank", all Obligations now or hereafter due, owing or incurred to the Main Bank Finance Parties (or any of them) by any Obligor under or in respect of the Main Bank Finance Documents (or any of them);

      (b) when designated "Supplemental Bank", all Obligations now or hereafter due, owing or incurred to the Supplemental Bank Finance Parties (or any of them) by any Obligor under or in respect of the Supplemental Bank Finance Documents (or any of them);

      (c) when designated "Additional Secured", all Obligations now or hereafter due, owing or incurred to the Additional Finance Parties (or any of them) by any Obligor under or in respect of indebtedness incurred pursuant to and in accordance with Clause 19.26(a)(v)(A)(y) or 19.26(a)(vi)(B)(x) of the Main Facility Agreement and Clause 19.26(a)(v)(A)(y) or 19.26(a)(vi)(B)(x) of the Supplemental Facility Agreement and secured by Security Interests permitted pursuant to, and granted in accordance with, Clause 19.8(b)(vi) of the Main Facility Agreement and Clause 19.8(b)(vi) of the Supplemental Facility Agreement;

      (d) when designated "Secured Swap" all Obligations now or hereafter due, owing or incurred to the Secured Swap Finance Parties (or any of them) by any Obligor under or in respect of Secured Swap Agreements or under or in respect of Secured Swap Finance Documents in connection therewith; and


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      (e)   without any such designation,  the Main Bank Indebtedness and/or the
            Supplemental  Bank  Indebtedness   and/or  the  Additional   Secured
            Indebtedness and/or the Secured Swap Indebtedness, as the context requires.

      "Majority Finance Parties" means, at any time, the Finance Parties whose Proportionate Interests aggregate at least fifty-one per cent (51%) of all the Proportionate Interests.

      "Net Swap Amounts" means, at any time, (a) with respect to a Secured Swap Finance Party, the net amount (if any) owing by any Obligor under all Secured Swap Agreements with that Secured Swap Finance Party which have been terminated at such time, and (b) with respect to all Secured Swap Finance Parties, the sum of the Net Swap Amounts for all Secured Swap Finance Parties (and, for the avoidance of doubt, the parties confirm that the Net Swap Amounts for all Secured Swap Finance Parties is not reduced by any net amount owed by a Secured Swap Finance Party to any Obligor under the Secured Swap Agreements with that Secured Swap Finance Party), as such "Net Swap Amounts" are calculated by the Group Security Agent (any such calculation being conclusive, absent manifest error).

      "Obligations" means, with respect to any person, all liabilities and obligations in any currency of such person of any kind, including, without limitation, any liability of such person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, stayed or otherwise affected by any bankruptcy or insolvency or similar proceeding. Without limiting the generality of the foregoing, the Obligations of any Obligor under the Finance Documents include, without limitation, the obligation to pay principal, interest, reimbursement obligations, letter of credit commissions, charges, expenses, fees, attorney's fees and disbursements, indemnity and other amounts payable by such Obligor under any Finance Document or any extensions or renewals thereof, whether or not owed alone or jointly with any other person, whether owed as principal or surety, whether current or otherwise and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Group Security Agent or any Finance Party as a preference, invalid transfer or otherwise.

      "Obligors" means the Company and each other member of the Group which has undertaken (or in the future undertakes) Obligations to a Finance Party pursuant to one or more of the Finance Documents.

      "Proportionate Interest" of a Finance Party means, as of any time at which such interest shall be determined, a fraction, the numerator of which is the Obligations representing outstanding principal, actual, but not contingent, reimbursement obligations in respect of letters of credit and/or bank guarantees and Net Swap Amounts owing to such Finance Party at such time, and the denominator of which is the aggregate Obligations representing outstanding principal, actual, but not contingent, reimbursement obligations in respect of letters of credit and/or bank guarantees and Net Swap Amounts owing to all Finance Parties at such time. Any Obligations denominated in a currency other than Euros will, for the purposes of this definition, be translated into Euros at the Agent's Spot Rate of Exchange on the Business Day prior to the date on which the Proportionate Interests are to be determined.

       "Representatives" means (a) the Security Agent (as defined in the Main Facility Agreement), (b) the Security Agent (as defined in the Supplemental Facility Agreement), (c) the person(s) designated as agent and/or trustee with respect to security under the Additional Secured Indebtedness Finance Documents, provided if at any time an Additional Finance Party shall not have appointed an agent and/or trustee, the Additional Finance Party shall be the Representative for itself, and (d) the persons(s) designated as agent and/or trustee with respect to security under the Secured Swap Finance Documents, provided if at any time a Secured Swap Finance Party shall not have appointed an agent and/or trustee, the Secured Swap Finance Party shall be the Representative for itself.

      "Secured Swap Agreement" means any interest rate or foreign exchange hedging agreement or arrangement entered into in accordance with Clause 19.14(a) of the Main Facility Agreement and Clause


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      19.14(a) of the  Supplemental  Facility  Agreement and secured by Security
      Interests permitted pursuant to, and granted in accordance with, Clauses 19.14(c) and 19.8(b)(ii) of the Main Facility Agreement and Clauses 19.14(c) and 19.8(b)(ii) of the Supplemental Facility Agreement.

      "Security" means any property or assets in which a Security Interest is granted in accordance with the terms of the Security Documents.

      "Security Documents" means (a) the Security Documents (as defined in the Main Facility Agreement), (b) the Security Documents (as defined in the Supplemental Facility Agreement), and (c) all other documents creating, evidencing or granting a Security Interest in favour of the Finance Parties (or any of them) in respect of the Obligations of any Obligor under the Finance Documents (or any of them). For the avoidance of doubt, "Security Documents" shall not include any guarantee from an affiliate of a Finance Party.

      "Security Interest" means any mortgage, pledge, lien, charge, assignment for the purpose of providing security, hypothecation or other security interest.

      "Transferor" has the meaning assigned to it in Clause 5.1.

      "Transferee" has the meaning assigned to it in Clause 5.1.

1.2   Construction:  In this Agreement, unless the context otherwise requires:

      (a) a reference to any party hereto is, where relevant, deemed to be a reference to or to include, as appropriate, that party's respective permitted assignees, transferees and successors in title;

      (b)   references   to  Clauses,   and   Schedules   are   references   to,
            respectively, clauses of and schedules to this Agreement and references to this Agreement include the Schedules;

      (c) a reference to (or to any specified provision of ) any agreement, deed or other instrument is to be construed as a reference to that agreement, deed or other instrument or that provision as amended to date and as from time to time amended, varied, supplemented, restated or novated but excluding for this purpose any amendment, variation, supplement or modification which is contrary to any provision of this Agreement;

      (d) a reference to a statute or statutory instrument is to be construed as a reference to that statute or statutory instrument as the same may have been, or may from time to time hereafter be, amended or re-enacted;

      (e)   a time of day is a reference to London time;

      (f) the index to and the headings in this Agreement are inserted for convenience only and are to be ignored in construing this Agreement;

      (g) words importing the plural shall include the singular and vice versa;

      (h)   a  "person"  includes  any  person,   firm,  company,   corporation,
            government, state or agency of a state or any other undertaking (within the meaning of Section 259(1) of the Companies Act 1985) or other entity or association (whether or not having separate legal personality), or any two or more of the foregoing;

      (i) "subsidiary" means, with respect to any person, any corporation or other person more than fifty per cent. (50%) of whose securities or other ownership interests having ordinary voting power for the election of directors or similar representatives (other than securities having such power only by

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            reason of the  happening  of a  contingency)  are, as of the date of determination thereof, directly or indirectly owned by such person or one or more of such person's subsidiaries; and

      (j) "affiliate" means in relation to any person (i) any person (other than a subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such person, or
            (ii) any person who is a director or officer (A) of such person, (B) of any subsidiary of such person or (C) of any person described in Clause (i) above.

2.    PURPOSE AND RANKING

2.1   Purpose: The principal purpose of this Agreement is that:

      (a) each Finance Party holding Security shall hold it for the benefit of the Group Security Agent and all the Finance Parties, pro rata in accordance with their respective Proportionate Interests from time to time; and

      (b) enforcement of the Security or amendment to Finance Documents adversely affecting the Security shall only be undertaken with the consent of the Majority Finance Parties.

2.2 No Prohibition of Finance Parties: Except as expressly provided to the contrary in this Agreement or any Finance Document to which it is a party, any Finance Party may:

      (a) demand or receive payment, prepayment or repayment of, or any distribution in respect of (or on account of), any of the Indebtedness in cash or in kind or apply any money or property in discharge of any Indebtedness;

      (b) discharge any of the Indebtedness by set-off or any right of combination of accounts;

      (c) subject to Clause 2.3, amend, vary, waive or release any term of any of the Finance Documents of which it is the holder or to which it is a party, provided that any amendment or variation of the Additional Secured Indebtedness Finance Documents or Secured Swap Finance Documents not permitted by the provisions of the Main Bank Finance Documents or the Supplemental Bank Finance Documents as in effect on the date hereof shall result in the termination of all further rights and claims of the relevant Additional Finance Parties (in the case of such an amendment or variation to an Additional Secured Indebtedness Finance Document) or of the relevant Secured Swap Finance Parties (in the case of such an amendment or variation to a Secured Swap Finance Document);

      (d) accelerate any of the Indebtedness or otherwise declare any of the Indebtedness owing to it payable on a Default or otherwise;

      (e)   enforce the Indebtedness owing to it by execution or otherwise;

      (f) petition for (or vote in favour of any resolution for) or initiate or participate in or support or take any steps with a view to any insolvency, liquidation, reorganisation, administration or dissolution proceedings, or any voluntary arrangement or assignment for the benefit of creditors or any similar proceedings involving the Obligors, whether by petition, convening a meeting, voting for a resolution or otherwise; or

      (g) otherwise exercise any rights or pursue any remedy for the recovery of any of the Indebtedness or in respect of any breach of covenant, misrepresentation or non-observance of any provision of any of the Finance Documents evidencing or governing Indebtedness owing to it.


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2.3   Limitations on Amendments to Finance Documents:  No amendment,  variation, waiver or consent given under or in connection with the Finance Documents shall:

      (a)   adversely  affect  the  Security  or  the  rights,   preferences  or
            priorities of the Finance Parties under this Agreement;

      (b) release, invalidate or impair any of the Security, or cause or permit the Security to constitute security for less than all of the relevant category of Indebtedness arising under or in connection with the Finance Documents; or

      (c) increase the principal amount of the Indebtedness, except as permitted by the Main Facility Agreement and the Supplemental Facility Agreement;

      unless in each case such amendment, variation, waiver or consent is approved by the Group Security Agent, acting on the instructions of all of the Finance Parties.

3.    HOLDING OF SECURITY

      Where any Security conferred by the Security Documents is held by one Finance Party as trustee for the benefit of itself and other Finance Parties, it shall be so held on a pari passu basis, pro rata in accordance with the respective Proportionate Interests of the relevant Finance Parties from time to time.

4.    ENFORCEMENT OF SECURITY

4.1   Actions of Security Agent and Representatives:

      (a) For so long as this Agreement shall be in effect, subject to Clause 2.3, (i) the Group Security Agent shall act in relation to the Security Documents solely in accordance with the instructions of the Majority Finance Parties and (ii) each Representative shall act in relation to the Security Documents solely in accordance with the instructions of the Group Security Agent (acting on the instructions of the Majority Finance Parties).

      (b) Without limiting the generality of the foregoing, each Finance Party agrees that, so long as this Agreement shall be in effect, subject to Clause 2.3, the Majority Finance Parties shall have the sole and exclusive right to direct the Group Security Agent, and the Group Security Agent (acting on the instructions of the Majority Finance Parties) shall have the sole and exclusive right to direct each Representative, in the administration and enforcement of all matters in respect of the Security, including the right to direct the sale, transfer, lease or other disposition of any Security, the foreclosure or forbearance from foreclosure in respect of any Security and the acceptance of Security in full or partial
            satisfaction   of  any   amount   outstanding   in  respect  of  any
            Indebtedness.

      (c) Except as otherwise specified herein, each Representative and each other Finance Party agrees not to ask, demand, sue for or otherwise exercise any right or remedy in respect of the Security, or take or receive from any Obligor or any other person, directly or indirectly, in cash or other property, whether pursuant to any judicial or non-judicial enforcement, collection, execution, levy or foreclosure proceedings or otherwise, including by deed in lieu of foreclosure, any Security or any part thereof or interest therein.


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4.2   Assistance: Each Representative and each other Finance Party shall execute or procure the execution of and deliver to the Group  Security  Agent such
      powers  of  attorney,  proxies,   authorisations,   assignments  or  other
      instruments as may be reasonably requested by the Group Security Agent to file any claims or take any action or institute any proceedings that the Group Security Agent may deem reasonably necessary or desirable for the collection of any of the Security or otherwise to enforce the rights of the Group Security Agent or any Representative or any other Finance Party with respect to any of the Security.

4.3 Turnover: All payments or distributions upon or with respect to the Security that are received by any Representative or any other Finance Party other than pursuant to Clause 5 shall be received in trust for the benefit of the Group Security Agent and the Finance Parties, shall be segregated from other funds and property held by such Representative or such other Finance Party, as the case may be, and shall forthwith be paid over to the Group Security Agent in the same form as so received (with any necessary endorsement) to be held as part of the Security and applied and distributed in accordance with Clause 5.

4.4 Inconsistency: In the event that the terms of any Security Document or any terms relating to Security contained in any other Finance Document are inconsistent with the terms of this Agreement, the terms of this Agreement shall be controlling.

5.    PROPORTIONATE DIVISION OF PROCEEDS

      Any and all proceeds of the Security received by the Group Security Agent shall be applied as follows:

            First, to the reimbursement of the Group Security Agent and each Representative for all of the amounts advanced by it to preserve, maintain and protect the Security in the event of a Default by any Obligor under the Finance Documents;

            Second, to the reimbursement of the Group Security Agent and each Representative for all amounts expended by it in obtaining and disposing of the Security (including, without limitation, reasonable legal fees, trustees' fees and other expenses of collection and enforcement of remedies);

            Third, in payment of any unpaid fees, costs and expenses of the Agents (in their respective capacities as Agents) under the Finance Documents (including, without limitation, amounts advanced by any Agent on behalf of any other Finance Party under the Finance Documents);

            Fourth, in payment to the Finance Parties of Obligations of the Obligors (or any of them) under the Finance Documents (or any of them) in respect of interest and fees then due and payable;

            Fifth, in payment to the Finance Parties of Obligations of the Obligors (or any of them) under the Finance Documents (or any of them) in respect of reimbursement obligations in respect of letters of credit and/or bank guarantees, principal and Net Swap Payments then due and payable;

            Sixth, in payment to the Finance Parties of all other undischarged Obligations of the Obligors (or any of them) under the Finance Documents (or any of them);

            Seventh, if any of the Obligations in respect of the Indebtedness shall remain outstanding or may thereafter mature or accrue, any and all surplus proceeds shall be held by the Group Security Agent, in a market rate interest bearing account, to secure such Obligations accruing thereafter and such proceeds shall be deemed to be Security hereunder; and

            Eighth, any surplus remaining shall be allocated to the payment of the person or persons legally entitled thereto;


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      provided,  however,  that to the extent such proceeds are  insufficient to reimburse all of the Obligations and other amounts afforded a particular priority as set forth above, such proceeds shall be distributed to the Finance Parties pro rata based on such Obligations and other amounts owing to such Finance Parties, respectively.

6.    ADDITIONAL PARTIES

6.1   Assignment and Transfers by the Finance Parties:

      (a) A Finance Party, or any successor or assign of such party (in this capacity the "Transferor") may assign or otherwise transfer all or any part of its rights and/or obligations under this Agreement to any person (a "Transferee") to whom a Transferor is permitted to assign or otherwise transfer rights and/or obligations under and in accordance with the Main Bank Finance Documents, the Supplemental Bank Finance Documents, the Secured Swap Finance Documents or the Additional Secured Indebtedness Finance Documents (as the case may be).

      (b) Such assignment or transfer will become effective upon execution by the Group Security Agent of a Finance Party Accession Agreement (in substantially the form of Schedule II hereto) or, in the case of a Transferee that is or is to be a Main Bank Finance Party or Supplemental Bank Finance Party, a Transfer Certificate (as defined in the Main Facility Agreement or the Supplemental Facility Agreement, as the case may be), in either case, duly completed, executed and delivered to the Group Security Agent by or on behalf of such Transferee pursuant to which the Transferee agrees to be bound by all of the terms of this Agreement as if it had originally been party to this Agreement as a Main Bank Finance Party, a Supplemental Bank Finance Party, a Secured Swap Finance Party or an Additional Finance Party (as the case may be) (including, for the avoidance of doubt, appointing the Group Security Agent as security agent and trustee under the Security Documents) and, to the extent permitted by applicable law and the Finance Documents, the
            Representative of the Transferee may execute a Finance Party Accession Agreement on behalf of the Transferee.

6.2   Accession of Finance Parties:

      (a) Each Additional Finance Party shall accede to the rights and obligations specified for Additional Finance Parties herein by duly completing, executing and delivering to the Group Security Agent a Finance Party Accession Agreement pursuant to which the Additional Finance Party agrees to be bound by all the terms of this Agreement as if it had originally been party to this Agreement as an Additional Finance Party and, to the extent permitted by applicable law and the Additional Secured Indebtedness Finance Documents, and if the Group Security Agent is satisfied it is authorised to do so, the Representative of an Additional Finance Party may execute a Finance Party Accession Agreement on behalf of an Additional Finance Party (including, for the avoidance of doubt, appointing the Group Security Agent as security agent and trustee under the relevant Security Documents). Such accession will become effective upon execution by the Group Security Agent of such Finance Party Accession Agreement.

      (b)   Each  Secured  Swap  Finance  Party  shall  accede to the rights and obligations of a Secured Swap Finance Party herein by duly completing, executing and delivering to the Group Security Agent a Finance Party Accession Agreement pursuant to which the Secured Swap Finance Party agrees to be bound by all the terms of this Agreement, in its capacity as a Secured Swap Finance Party, as if it had originally been party to this Agreement as a Secured Swap Finance Party and, to the extend permitted by applicable law and the Secured Swap Finance Documents, and if the Group Security Agent is satisfied it is authorised to do so, the Representative of a Secured Swap Finance Party may execute a Finance Party Accession Agreement on behalf of a Secured Swap Finance Party (including, for the avoidance of doubt, appointing the Group Security Agent as security agent and trustee under the relevant Secured Documents).


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6.3   Group Security Agent:

      (a) Each of the parties to this Agreement (other than the relevant new Transferee, Secured Swap Finance Party or Additional Finance Party) hereby irrevocably authorises the Group Security Agent to execute on its behalf any Finance Party Accession Agreement which has been duly completed, executed and delivered on behalf of a Transferee, a Secured Swap Finance Party or an Additional Finance Party.

      (b)   The  Group  Security  Agent  will  promptly   execute  any  properly
            completed Finance Party Accession Agreement delivered to it.

      (c) The Group Security Agent will promptly notify the Representatives of the receipt and execution by it on their behalf of any Finance Party Accession Agreement.

6.4 Benefit of Agreement: This Agreement will be binding upon, and ensure for the benefit of, each party to it and its or any subsequent successor or assign.

7.    REPRESENTATION AND WARRANTIES

      Each party to this Agreement (other than the EBRD) hereby represents and warrants to and for the benefit of each of the other parties to this Agreement that it has all necessary consents, approvals, authorisations and legal capacity to enter into this Agreement and the other Finance Documents to which it is party and all necessary corporate, shareholder and other action has been taken to ensure that this Agreement and the other Finance Documents to which it is a party has been validly entered into by it and creates legal, valid, binding and enforceable obligations upon it.

8.    INFORMATION AND COOPERATION

8.1 Default: Upon any party hereto receiving notice of the occurrence of a Default, such party will promptly notify the other Representatives and/or Group Security Agent, as the case may be, in writing of such Default.

8.2 Waiver of Defaults: Upon the waiver or remedy of a Default in accordance with the Finance Documents, the relevant Representative will promptly notify the Representatives and/or Group Security Agent, as the case may be, in writing of such waiver or remedy.

8.3 Consultation: The Group Security Agent shall, so far as practicable in the circumstances from time to time, consult with the Representatives:

      (a) before taking any formal steps to exercise any remedy against any member of the Group; and

      (b) generally with regard to significant matters affecting the rights of the parties as regulated by this Agreement;

      but nothing in this Clause 8.3 or elsewhere in this Agreement will invalidate or otherwise affect any action or step taken in accordance with this Agreement but without such consultation.


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8.4   Notification of Breach: Each party to this Agreement will notify the Group
      Security Agent of any breach of the provisions of this Agreement promptly upon such party becoming aware of such breach.

8.5 Other Information: Each Representative and each other Finance Party shall furnish to the Group Security Agent such information relating to the Obligations owing to the Finance Parties as the Group Security Agent shall reasonably request.

9.    APPOINTMENT AND DUTIES OF THE GROUP SECURITY AGENT

9.1   Appointment and duties of the Group Security Agent:

      (a) Deutsche Bank Polska S.A. is hereby appointed as Group Security Agent to act as agent and security trustee for the purpose of the Security Documents and this Agreement and is hereby irrevocably authorised to exercise such rights, powers and discretions as are specifically delegated to it by the terms of the Security Documents and this Agreement, together with all such rights, powers and discretions as are incidental thereto, and to give a good discharge for any moneys payable under the Security Documents.

      (b) The Group Security Agent shall not have, nor be deemed to have, assumed any obligations to, or trust or fiduciary relationship with, any party to this Agreement or any Finance Party other than those for which specific provision is made by the Security Documents entered into by it and this Agreement.

      (c) The Group Security Agent shall not be or be deemed to be agent or trustee for any party to this Agreement other than the Finance Parties.

9.2   The Group Security Agent's Duties:  The Group Security Agent shall:

      (a) promptly send to the Representatives details of each communication received by it under this Agreement or under the Security Documents;

      (b) promptly send to each Representative a copy of any legal opinion delivered to it under this Agreement or any of the Security Documents and of any document or information received by it pursuant to this Agreement or any of the Security Documents;

      (c) act in accordance with any written instructions given by the Majority Finance Parties in accordance with this Agreement;

      (d) have only those duties, obligations and responsibilities expressly specified in the Security Documents or this Agreement; and

      (e) promptly notify each Representative of the occurrence of any Default on becoming aware of it.

9.3 The Group Security Agent's Rights: Subject to the provisions of this Agreement, the Group Security Agent may:

      (a) perform any of its duties, obligations and responsibilities under the Security Documents or this Agreement by or through its personnel, delegates or agents selected by it with reasonable care (on the basis that the Group Security Agent may extend the benefit of any indemnity received by it hereunder to its personnel, delegates or agents);

      (b) refrain from exercising any right, power or discretion vested in it under the Security Documents or this Agreement until it, where so required hereunder, has received instructions in accordance with this Agreement;


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      (c)   refrain from doing  anything  which would or might in its reasonable opinion be contrary to any law, directive or judgment of any court of any applicable jurisdiction or otherwise render it liable to any person and may do anything which is in its opinion necessary to comply with any such law, directive or judgment;

      (d) assume that no Default has occurred unless an officer of the Group Security Agent, while active on the account of the Company, acquires actual knowledge to the contrary;

      (e) refrain from taking any step (or further step) to protect or enforce the rights of any Finance Party under any of the Security Documents or this Agreement until it has been indemnified and/or secured to its satisfaction against any costs, losses, expenses or liabilities (including legal fees) which it would or might sustain or incur as a result;

      (f) rely on any communication or document reasonably believed by it to be genuine and correct and assume it to have been communicated or signed by the person by whom it purports to be communicated and signed;

      (g) rely as to any matter of fact which might reasonably be expected to be within the knowledge of any person on a statement by or on behalf of such person;

      (h) obtain and pay for such legal or other expert advice or services as may be reasonably necessary or desirable in connection with the fulfillment of its duties hereunder and rely on any such advice;

      (i) accept without enquiry such title as an Obligor may have to any asset or assets intended to be the subject of the security created by the Security Documents; and

      (j) hold or deposit any title deeds, Security Documents or any other documents in connection with any of the assets charged by the Security Documents with any reputable bankers or banking company or any company whose business includes undertaking the safe custody of deeds or documents or with any reputable lawyer or firm of lawyers and it shall not be responsible for or be required to insure against any loss incurred in connection with any such holding or deposit and it may pay all sums required to be paid on account or in respect of any such deposit.

9.4 Exoneration of the Group Security Agent: Neither the Group Security Agent nor any of its personnel or agents:

      (a) shall be responsible for the adequacy, accuracy or completeness of any representation, warranty, statement or information in the Security Documents or this Agreement or any notice or other document delivered under the Security Documents or this Agreement by or against the parties other than the Group Security Agent;

      (b) shall be responsible for the execution, delivery, validity, legality, adequacy, enforceability or admissibility in evidence of any of the Security Documents or this Agreement by the parties other than the Group Security Agent;

      (c)   shall be obliged to enquire as to the occurrence or  continuation of
            a  Default  or  as  to  the   accuracy   or   completeness   of  any
            representation or warranty made by any person;

      (d) shall be responsible for any failure of any Obligor or any of the Finance Parties duly and punctually to observe and perform their respective obligations under the Security Documents or this Agreement;


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      (e)   shall be responsible  for the  consequences of relying on the advice of any professional advisers selected by any of them in connection with the Security Documents or this Agreement;

      (f) shall be liable for acting (or refraining from acting) in what it believes in good faith to be in the best interests of the Finance Parties or any of them in circumstances where it has been unable, or it is not practicable, to obtain instructions in accordance with this Agreement; or

      (g) shall be liable for anything done or not done by it under or in connection with the Security Documents or this Agreement in each case, save in the case of its own negligence or willful misconduct.

9.5   The Group Security Agent as Finance Party:

      (a) For so long as it is a Finance Party in a capacity other than as Group Security Agent, the Group Security Agent shall have the same rights, powers and obligations under the Finance Documents as any other Finance Party and may exercise those rights and powers as if it were not also acting as Group Security Agent.

      (b)   The Group Security Agent may:

            (i) retain for its own benefit and without liability to account any fee or other sum receivable by it for its own account; and

            (ii) accept deposits from, lend money to, provide any advisory, trust or other services to or engage in any kind of banking or other business with any party to this Agreement or any subsidiary or any party (and, in each case, may do so without liability to account).

9.6   Communications and Information:

      (a) The Group Security Agent will not be obligated to transmit to the Finance Parties any information in any way relating to the Security Documents or this Agreement which the Group Security Agent may have acquired otherwise than in its capacity as Group Security Agent. Notwithstanding anything to the contrary expressed or implied herein, the Group Security Agent shall not as between itself and the Finance Parties be bound to disclose to any Finance Party or other person any information, disclosure of which might in the opinion of the Group Security Agent result in a breach of any law or directive or be otherwise actionable at the suit of any person.

      (b) In acting as Group Security Agent for the Finance Parties or any of them, the Group Security Agent's banking division shall be treated as a separate entity from any other of its divisions (or similar unit of the Group Security Agent in any subsequent re-organisation) or affiliates (the "Other Divisions") and, in the event that any of the Other Divisions should act for the Company or any other member of the Group in a corporate finance or other advisory capacity ("Advisory Capacity"), any information given by the Company or any other member of the Group to one of the Other Divisions is to be treated as confidential and will not be available to the Finance Parties or the banking division of the Group Security Agent without the consent of the Company, provided that:

            (i) the consent of the Company shall not be required in relation to any information which the Group Security Agent in its discretion determines relates to a Default or in respect of which the Finance Parties to which such information is disclosed have given a confidentiality undertaking in a form satisfactory to the Group Security Agent and the relevant member of the Group acting reasonably; and

            (ii) if representatives or employees of the Group Security Agent receive information in relation to a Default whilst acting in an Advisory Capacity, they will not be obligated to disclose such information to representatives or employees of the Group Security Agent in


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                  their  capacity  as  Group  Security  Agent  or to  any of the
                  Finance Parties if to do so would breach any rule or regulation or fiduciary duty imposed upon such persons.

9.7 Non-Reliance on the Group Security Agent: Each Finance Party will be solely responsible for making its own independent investigation and appraisal of the business, operations, financial condition, creditworthiness, status and affairs of the Company and each other member of the Group and has not relied, and will not at any time rely on the Group Security Agent:

      (a) to provide it with any information relating to the business, operations, financial condition, creditworthiness, status and affairs of the Company or any other member of the Group (other than as is explicitly required by Clause 8.2); or

      (b) to check or enquire into the adequacy or completeness of any information provided by an Obligor under or in connection with any of the Security Documents or this Agreement (whether or not such information has been or is at any time circulated to it by the Group Security Agent); or

      (c) to assess or keep under review the business, operations, financial condition, creditworthiness, status or affairs of the Company or any other member of the Group.

9.8 Indemnity to the Group Security Agent: Each Finance Party shall on demand indemnify the Group Security Agent against its Proportionate Interest of any cost, loss, expense or liability sustained or incurred by the Group Security Agent in complying with any instructions from the Finance Parties or otherwise sustained or incurred by it in its capacity as Group Security Agent for the Finance Parties under or in connection with the Security
      Documents or this Agreement or in the performance of its duties, obligations and responsibilities under the Security Documents or this Agreement, except to the extent sustained or incurred as a result of the negligence or wilful misconduct of the Group Security Agent or any of its personnel.

9.9   Resignation of the Group Security Agent: Appointment of a successor:

      (a) The Group Security Agent may, subject to Clause 9.9(d) below, resign its appointment at any time by giving 30 days' notice to the Representatives and the Company.

      (b) The Group Security Agent may be removed by the Majority Finance Parties at any time.

      (c)   A successor Group Security Agent shall be selected:

            (i) by the retiring Group Security Agent nominating one of its affiliates as successor Group Security Agent in its notice of resignation; or

            (ii) if the retiring Group Security Agent makes no such nomination, by the Majority Finance Parties nominating one of the Finance Parties as successor Group Security Agent (following consultation with the Company); or

            (iii) if the  Majority  Finance  Parties  have  failed to nominate a successor Group Security Agent within 30 days after the date of the retiring Group Security Agent's notice of resignation, by the retiring Group Security Agent (following consultation with the Company) nominating a financial institution of good standing to be the successor Group Security Agent.

      (d) The resignation of the retiring Group Security Agent and the appointment of the successor Group Security Agent will (subject as provided in Clause 9.9(g) below) become effective upon the successor Group Security Agent accepting its appointment as Group Security Agent in writing at which time:


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            (i)   the successor  Group  Security  Agent will become bound by all the obligations of the Group Security Agent and become entitled to all the rights, privileges, powers, authorities and discretions of the Group Security Agent hereunder;

            (ii) the agency of the retiring Group Security Agent will terminate but without prejudice to any rights or liabilities which the retiring Group Security Agent may have accrued or incurred prior to the termination of its agency; and

            (iii) the retiring Group Security Agent will be discharged  from any further liability or obligation under or in connection with the Security Documents or this Agreement.

      (e) The retiring Group Security Agent will co-operate with the successor Group Security Agent in order to ensure that its functions are transferred to the successor Group Security Agent and will promptly make available to the successor Group Security Agent such documents and records as have been maintained in connection with this Agreement in order that the successor Group Security Agent is able to discharge its functions.

      (f) The provisions of this Agreement will continue in effect for the benefit of any retiring Group Security Agent in respect of any action taken or omitted to be taken by it or any event occurring before the termination of its agency.

      (g) The Group Security Agent's resignation shall not take effect until all necessary agreements and documents have been entered into in order to substitute its successor as holder of the Security Documents and each other party agrees to promptly enter into any documents reasonably required for this purpose.

9.10 Role of the Group Security Agent: The Group Security Agent shall hold the benefit of the Security Documents to which it is party as agent and trustee for itself and the Finance Parties and apply all payments and other benefits received by it by reason thereof, or otherwise realised thereunder, in accordance with this Agreement.

9.11 Change of Office of the Group Security Agent: The Group Security Agent may at any time and from time to time in its sole discretion by written notice to the Company and each of the other Finance Parties designate a different office in Poland from which its duties as Group Security Agent will thereafter be performed.

9.12 Luxembourg Security: Notwithstanding anything to the contrary contained in any Finance Document, with respect to any Security located in Luxembourg or subject to a Security Document governed by Luxembourg law, the Representative acting as security agent under any Security Document shall be the Group Security Agent.

10.   NOTICE

10.1 Communications in Writing: Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter or (to the extent that the relevant party has specified such address pursuant to Clause 10.2 by e-mail.

10.2  Addresses:

      (a) The address and fax number, and (if so specified) e-mail address, and, where appropriate, web site (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Agreement is:


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            (i)   in the  case of the  Company,  that  identified  with its name below;

            (ii) in the case of each Finance Party or any other Obligor, that notified in writing to the Group Security Agent on or prior to the date on which it becomes a party; and

            (iii) in the case of the Group Security Agent,  that identified with its name below,

            or any substitute address, fax number, e-mail address, web site or department or officer, or initial e-mail address as the party may notify to the Group Security Agent (or the Group Security Agent may notify to the other parties, if a change is made by the Group Security Agent) by not less than five Business Days' written notice.

      (b) The address, facsimile number and e-mail address of the Group Security Agent are:

            Deutsche Bank Polska S.A.
            Plac Grzybowski 12/14/16
            00-104 Warszawa
            Poland
            Tel:        +48 22 6525203
            Facsimile:  +48 22 6240418
            Email:      ewa.skomorowska@db.com
            Attn:       Ewa Skomorowska (Collateral Unit)

      or such other as the Group Security Agent may notify to the other parties by not less than five Business Days' notice.

10.3  Delivery:

      (a) Subject to subclause (b) below, any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

            (i)   if by way of fax or e-mail, when received in legible form; or

            (ii) if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

            (iii) where reference in such  communication  is to a web site, when the delivery of the letter, fax or, as the case may be e-mail referring the addressee to such web site is effective;

            and, if a particular department or officer is specified as part of its address details provided under Clause 10.2, if addressed to that department or officer.

      (b) Any communication or document to be made or delivered to the Group Security Agent will be effective only when actually received by such person.

      (c) All notices to an Obligor in relation to the Security, the Security Documents or the enforcement thereof shall be sent through the Group Security Agent.


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10.4  Notification  of address,  fax number and e-mail  address:  Promptly  upon receipt of notification of an address, fax number or (as the case may be) e-mail or change of address, fax number or e-mail pursuant to Clause 10.2 or changing its own address, fax number or e-mail, the Group Security Agent shall notify the other parties.

11.   NO IMPLIED WAIVERS

11.1 No Waiver: No failure or delay by any of the Finance Parties in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise or any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11.2 Cumulative Rights: The rights and remedies of the Finance Parties provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

11.3  Waiver in  writing:  A waiver  given or  consent  granted  by the  Finance
      Parties under this Agreement will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

12.   INVALIDITY OF ANY PROVISION

      If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions will not be affected or impaired in any way.

13.   TERMINATION

      This Agreement shall terminate upon the latest to occur of (a) the payment in full in cash of the Indebtedness, (b) the termination of the commitments, if any, under the Finance Documents and (c) the expiration or termination of the Secured Swap Finance Documents; provided that Clauses 9 and 15 shall survive any such termination.

14.   LANGUAGE

      (a) Any notice given under or in connection with this Agreement shall be in English.

      (b) All other documents provided under or in connection with this Agreement shall be:

            (i)   in English; or

            (ii) if not in English, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

      (c) Counterparts of this Agreement shall be executed in both the English and the Polish languages. In the event of any inconsistency between the English text and the Polish text, the English text shall prevail.


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15.   GOVERNING LAW AND ARBITRATION

15.1 Governing Law: This Agreement shall be governed by and construed in all respects in accordance with English law.

15.2  Arbitration

      Subject to Clause 15.3, any dispute, controversy or claim arising out of or in connection with this Agreement, including any question regarding the existence, validity, interpretation, breach or termination of this Agreement (a "Dispute") shall be finally resolved in accordance with the UNCITRAL Arbitration Rules as at present in force. The arbitral tribunal shall consist of a sole arbitrator (the "Tribunal"). The appointing authority shall be the London Court of International Arbitration. The place of arbitration shall be London, England and the language shall be English. Any award of the sole arbitrator shall be binding from the day it is made and the parties hereby waive any rights to refer any question of law and any right of appeal on the law and/or merits to any court. The Tribunal shall not be authorised to take or provide, and the parties hereto other than the EBRD shall not be authorised to seek from any judicial authority, any interim measures of protection or pre-award relief against the EBRD, any provisions of the UNCITRAL Arbitration Rules notwithstanding. The Tribunal shall have authority to consider and include in any proceeding, decision or award any further dispute properly brought before it by the EBRD (but no other party) insofar as such dispute arises out of this Agreement, but, subject to the foregoing, no other parties or other disputes shall be included in, or consolidated with, the arbitral proceedings.

15.3  Submission

      Notwithstanding Clause 15.2, a party may, subject to Clause 15.5, before taking a substantive step in any arbitration proceedings, refer a Dispute exclusively to the courts of England and each party to this Agreement hereby submits to the jurisdiction of such courts. However, such submission to the jurisdiction of the English courts will only be effective, in so far as EBRD is concerned, if EBRD's consent, pursuant to Clause 15.5, is obtained prior to the commencement of any such action.

15.4  Forum Conveniens and Enforcement Abroad

      All parties to this Agreement:

      (a) waive objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Agreement; and

      (b) agree that a judgment or order of an English court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

15.5  EBRD Consent

      Notwithstanding Clause 15.3, no Dispute may be referred to the courts of England by any party to this Agreement on behalf of or involving or including EBRD without the prior written consent of EBRD.

15.6  Non-waiver

      Nothing in this Agreement shall be construed as a waiver, renunciation or other modification of any immunities, privileges or exemptions of the EBRD accorded under the Agreement Establishing the European Bank for Reconstruction and Development, international convention or any applicable law.


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16.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

17.   AMENDMENTS TO THIS AGREEMENT

      This Agreement may be amended by a written instrument signed by the Finance Parties or, to the extent signature by a Representative is capable of binding the relevant Finance Parties, their respective Representatives.

18.   THIRD PARTIES

      A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any terms of this Agreement.

      IN WITNESS WHEREOF this Agreement has been duly executed by each of the parties hereto the day and year first above written.


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                                   SCHEDULE I

                                 FINANCE PARTIES


Deutsche  Bank  Luxembourg  S.A.,  as  facility  agent  under the Main  Facility
Agreement

Deutsche Bank Polska S.A., as security agent under the Main Facility Agreement

Banks under the Main Facility Agreement

   Bank fur Arbeit und Wirtschaft Aktiengesellschaft

   Bank ael(1)ski Spo(3)ka Akcyjna

   Bank Zachodni, S.A.

   Bayerische Landesbank Girozentrale

   BIG Bank GDANSKI S.A.

   BRE Bank S.A.

   Citibank (Poland) S.A.

   Deutsche Bank Luxembourg S.A.

   Deutsche Bank Polska S.A.

   Dresdner Bank Luxembourg S.A.

   The European Bank for Reconstruction and Development

   Industriebank von Japan (Deutschland) Aktiengesellschaft

   ING Bank N.V., Warsaw Branch

   Kreditanstalt fur Wiederaufbau

   Kredyt Bank S.A.

   LG PetroBank S.A.

   Mizuho Bank Nederland NV

   Powszechny Bank Kredytowy S.A. w Warszawie

   Westdeutsche Landesbank Girozentrale, London Branch

   Wielkopolski Bank Kreditowy S.A.

Deutsche Bank Luxembourg S.A., as facility agent under the Supplemental Facility Agreement


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Deutsche Bank Polska S.A., as security agent under the Supplemental Facility
Agreement

Banks under the Supplemental Facility Agreement

   Deutsche Bank Luxembourg S.A.

   Deutsche Bank Polska S.A.

   Dresdner Bank Luxembourg S.A.


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                                   SCHEDULE II

                        FINANCE PARTY ACCESSION AGREEMENT


THIS AGREEMENT is made on

BETWEEN:

(1)   [                     ] (the "New Finance Party") and

(2) Deutsche Bank Polska S.A., in its capacity as Group Security Agent under the Intercreditor Agreement.

RECITAL:

      (A) This Agreement is supplemental to a Collateral Sharing Intercreditor Agreement dated __ February, 2001 (the "Intercreditor Agreement") between, amongst others, Polska Telefonia Cyfrowa Sp. z o.o. and Deutsche Bank Polska S.A. as Group Security Agent.

      (B) This Agreement has been entered into to record the accession of the New Finance Party as a [Main Bank Finance Party] [Supplemental Bank Finance Party] [Additional Finance Party][Secured Swap Finance Party] under the Intercreditor Agreement pursuant to the provisions of Clause [5.1]/[5.2] thereof.

NOW THIS AGREEMENT WITNESSES as follows:

1.    Definitions

      Terms defined in the Intercreditor Agreement shall have the same meaning when used in this Agreement.

2. Accession of New [Main Bank Finance Party] [Supplemental Bank Finance Party] [Additional Finance Party][Secured Swap Finance Party]

2.1 The New Finance Party hereby agrees to become, with immediate effect, a [Main Bank Finance Party] [Supplemental Bank Finance Party] [Additional Finance Party][Secured Swap Finance Party] and agrees to be bound by all of the terms of the Intercreditor Agreement as if it had originally been party thereto as a [Main Bank Finance Party] [Supplemental Bank Finance Party] [Additional Finance Party][Secured Swap Finance Party] thereunder including, for the avoidance of doubt, appointing the Group Security Agent as security agent and trustee under the relevant Security Documents.

2.2 The New Finance Party confirms that its address details for notices in relation to Clause 9 of the Intercreditor Agreement are as follows:

      Address:    o

      Facsimile:  o

      Email:      o

      Attention:  o

2.3 By its signature below, the Group Security Agent (for itself and on behalf of the Obligors and the Finance Parties) confirms the acceptances of the New Finance Party as a [Main Bank Finance Party] [Supplemental Bank Finance Party] [Additional Finance Party][Secured Swap Finance Party] for all purposes under the Intercreditor Agreement in accordance with Clause
      5.3 thereof.


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3.    Law

      This Agreement shall be governed and construed in all respects in accordance with English law.

4.    Counterparts

      The Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS whereof this Agreement has been duly executed the day and year first above written.


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                     SIGNATORIES TO THE ACCESSION AGREEMENT

The New [Main Bank Finance Party] [Supplemental Bank Finance Party] [Additional Finance Party][Secured Swap Finance Party][Representative of such person]

By:
    ---------------------------
Name:
Title:

The Group Security Agent

DEUTSCHE BANK POLSKA S.A.

By:
    ---------------------------
Name:
Title:


[Without prejudice to the foregoing, execution of this Agreement by the parties hereto, [Main Bank Finance Party] [Supplemental Bank Finance Party] [Additional Finance Party][Secured Swap Finance Party][Representative of such person] hereby expressly and specifically confirms its agreement with the granting of jurisdiction to English courts provided for in this Agreement for the purpose of
Article 1 of the Protocol annexed to the Convention on the Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September, 1968, as amended.]*


------------
* required in the event that new party is incorporated in Luxembourg.


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Group Security Agent

DEUTSCHE BANK POLSKA S.A.


By:
    ---------------------------                 ---------------------------
Name:
Title:


Security Agent for the Main Bank Facility

DEUTSCHE BANK POLSKA S.A.
for itself and on behalf of the Banks


By:
    ---------------------------                 ---------------------------
Name:
Title:


Agent for the Main Bank Facility

DEUTSCHE BANK LUXEMBOURG S.A.


By:
    ---------------------------                 ---------------------------
Name:
Title:


Security Agent for the Supplemental Bank Facility


DEUTSCHE BANK POLSKA S.A.
for itself and on behalf of the Banks

By:
    ---------------------------                 ---------------------------
Name:
Title:


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Agent for the Supplemental Bank Facility

DEUTSCHE BANK LUXEMBOURG S.A.

By:
    ---------------------------                 ---------------------------
Name:
Title:


[Agent for the New Facility

NAME OF AGENT BANK

By:
    ---------------------------                 ---------------------------
Name:
Title:]


Without prejudice to the foregoing, execution of this Agreement by the parties hereto, Deutsche Bank Luxembourg S.A. hereby expressly and specifically confirms its agreement with the granting of jurisdiction to English courts provided for in this Agreement for the purpose of Article 1 of the Protocol annexed to the Convention on the Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September, 1968, as amended.


For DEUTSCHE BANK LUXEMBOURG S.A.


By:
    ---------------------------                 ---------------------------
Name:
Title:


Without prejudice to the foregoing, execution of this Agreement by the parties hereto, Dresdner Bank Luxembourg S.A. hereby expressly and specifically confirms its agreement with the granting of jurisdiction to English Courts provided for in this Agreement for the purpose of Article 1 of the Protocol annexed to the Convention on the Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September, 1968, as amended. *

For DRESDNER BANK LUXEMBOURG S.A.


By
    ---------------------------                 ---------------------------
Name:
Title:


-------------
* Repeat this specific acceptance of jurisdiction clause for any other party incorporated in Luxembourg.


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                                   SCHEDULE N

                   ADDITIONAL DOCUMENTARY CONDITIONS PRECEDENT

1. A resolution of the Shareholders (i) authorising the execution of a deed of voluntary submission pursuant to Art. 777 Sec. 1.5 of the Polish Code of Civil Procedure up to an amount of E300,000,000; (ii) authorising the execution of Amendment Agreement No. 1 to the Asset Pledge; and (iii) amending prior resolutions of the Shareholders numbered 3/2001, 4/2001 and 5/2001.

2. Registration of the Asset Pledge, as amended by Amendment Agreement No. 1 to the Asset Pledge dated 24th September, 2001 with the register of pledges kept by the District Court in Warsaw or refusal by such court to register such Asset Pledge on the basis that such registration is unnecessary or inappropriate.

3. Execution by the Borrower of the notarial deed referred to in Clause 19.30(e)(Pledge Law).

4.    Confirmatory legal opinions of So(3)tysinski  Kawecki & Szlezak in Poland,
      Nauta  Dutilh  in  The  Netherlands  and  Elvinger,   Hoss  &  Prussen  in
      Luxembourg.


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                        SIGNATORIES TO FACILITY AGREEMENT

Borrower

POLSKA TELEFONIA CYFROWA SP. Z O. O.


By:
    ---------------------------
Name:
Title:


Guarantors

PTC International Finance B.V.


By:
    ---------------------------
Name:
Title:


PTC International Finance (Holding) B.V.


By:
    ---------------------------
Name:
Title:

PTC International Finance II S.A.


By:
    ---------------------------
Name:
Title:


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Lead Arrangers

DEUTSCHE BANK AG LONDON, as Lead Arranger


By:
    ---------------------------
Name:
Title:



DEUTSCHE BANK POLSKA, S.A., as Lead Arranger


By:
    ---------------------------
Name:
Title:



DRESDNER BANK LUXEMBOURG S.A., as Lead Arranger


By:
    ---------------------------
Name:
Title:



Tranche A Banks

MIZUHO BANK NEDERLAND N.V.

By:
    ---------------------------
Name:
Title:

BANK AUSTRIA AKTIENGESELLSCHAFT

By:
    ---------------------------
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By:
    ---------------------------
Name:
Title:


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Tranche B Banks

DEUTSCHE BANK POLSKA S.A.

By:
    ---------------------------
Name:
Title:

KREDYT BANK S.A.

By:
    ---------------------------
Name:
Title:

ING BANKaeL(Y)SKI S.A.

By:
    ---------------------------
Name:
Title:

ING BANK N.V., WARSAW BRANCH

By:
    ---------------------------
Name:
Title:

WESTDEUTSCHE LANDESBANK POLSKA S.A.

By:
    ---------------------------
Name:
Title:

LG PETRO BANK S.A.

By:
    ---------------------------
Name:
Title:


BIG BANK GDANSKI S.A.

By:
    ---------------------------
Name:
Title:


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BANK OCHRONYaeRODOWISKA S.A.

By:
    ---------------------------
Name:
Title:

POWSZECHNY BANK KREYTOWY S.A. W WARSZAWIE

By:
    ---------------------------
Name:
Title:

BANK PRZEMYS(pound)OWO-HANDLOWY S.A.

By:
    ---------------------------
Name:
Title:

BANK GOSPODARKI -WYNOaeCIOWEJ S.A.

By:
    ---------------------------
Name:
Title:

BRE BANK S.A.

By:
    ---------------------------
Name:
Title:


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Agent

DEUTSCHE BANK LUXEMBOURG S.A., as Agent


By:
    ---------------------------
Name:
Title:



Security Agent

DEUTSCHE BANK POLSKA S.A., as Security Agent


By:
    ---------------------------
Name:
Title:


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Without  prejudice to the foregoing  execution of this  Agreement by the parties hereto, PTC International Finance II S.A. hereby expressly and specifically confirms its agreement with the granting of jurisdiction to English courts provided for in this Agreement for the purpose of Article 1 of the Protocol annexed to the Convention on the Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September, 1968, as amended.


For PTC INTERNATIONAL FINANCE II S.A.


By:
    ---------------------------
Name:
Title:

Without prejudice to the foregoing execution of this Agreement by the parties hereto, Deutsche Bank Luxembourg S.A. hereby expressly and specifically confirms its agreement with the granting of jurisdiction to English courts provided for in this Agreement for the purpose of Article 1 of the Protocol annexed to the Convention on the Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September, 1968, as amended.


For DEUTSCHE BANK LUXEMBOURG S.A.


By:
    ---------------------------
Name:
Title:

Without prejudice to the foregoing execution of this Agreement by the parties hereto, Deutsche Bank Luxembourg S.A. hereby expressly and specifically confirms its agreement with the granting of jurisdiction to English courts provided for in this Agreement for the purpose of Article 1 of the Protocol annexed to the Convention on the Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September, 1968, as amended.


For DRESDNER BANK LUXEMBOURG S.A.


By:
    ---------------------------
Name:
Title:


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                                    CONTENTS


Clause                                                                 Page

1.    INTERPRETATION......................................................1
2.    FACILITY AND RELATED MATTERS.......................................28
3.    PURPOSE AND RESPONSIBILITY.........................................29
4.    CONDITIONS PRECEDENT...............................................30
5.    ADVANCES...........................................................31
6.    CANCELLATION AND REDUCTION.........................................33
7.    REPAYMENT..........................................................35
8.    PREPAYMENT.........................................................36
9.    INTEREST PERIODS...................................................37
10.   INTEREST...........................................................38
11.   SELECTION OF OPTIONAL CURRENCIES...................................39
12.   AMOUNT OF OPTIONAL CURRENCIES......................................41
13.   PAYMENTS...........................................................42
14.   TAXES..............................................................44
15.   MARKET DISRUPTION..................................................45
16.   INCREASED COSTS....................................................47
17.   ILLEGALITY AND MITIGATION..........................................49
18.   REPRESENTATIONS AND WARRANTIES.....................................49
19.   UNDERTAKINGS.......................................................54
20.   SYSTEM UNDERTAKINGS................................................70
21.   FINANCIAL UNDERTAKINGS.............................................72
22.   DEFAULT............................................................73
23.   GUARANTEES.........................................................79
24.   INDEMNITIES........................................................81
25.   AGENT, SECURITY AGENT, LEAD ARRANGERS, ARRANGERS AND BANKS.........82
26.   FEES...............................................................87
27.   EXPENSES...........................................................88
28.   STAMP DUTIES.......................................................88
29.   AMENDMENTS AND WAIVERS.............................................88
30.   CHANGES TO PARTIES.................................................89
31.   SET-OFF AND REDISTRIBUTION.........................................91
32.   DISCLOSURE OF INFORMATION..........................................94
33.   SEVERABILITY.......................................................94
34.   COUNTERPARTS.......................................................94
35.   NOTICES............................................................95
36.   EVIDENCE AND CALCULATIONS..........................................96
37.   LANGUAGE...........................................................97
38.   JURISDICTION.......................................................97
39.   Waiver of Immunity.................................................98
40.   GOVERNING LAW......................................................99
41.   THIRD PARTIES......................................................99


                                      (i)

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                                    SCHEDULES


A.    Banks................................................................. 103
B.    Guarantors............................................................ 104
C.    Form of Transfer Certificate.......................................... 105
D.    Security Documents.................................................... 110
E.    Documentary Conditions Precedent...................................... 111
F.    Existing Security Interests........................................... 115
G.    Additional Costs Rate................................................. 118
H.    Form of Request for an Advance........................................ 120
I.    Accession Document.................................................... 121
J.    Form of Compliance Certificate........................................ 123
K.    Existing Financial Indebtedness....................................... 127
L.    Existing Hedging Agreements........................................... 130
M.    Collateral Sharing Intercreditor Agreement............................ 131
N.    Additional Documentary Conditions Precedent........................... 154


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